EXHIBIT 10.1

EXECUTION COPY

SEQUOIA RESIDENTIAL FUNDING, INC.

Depositor

WELLS FARGO BANK, N.A.

 Master Servicer and Securities Administrator

and

CHRISTIANA TRUST, A DIVISION OF

WILMINGTON SAVINGS FUND SOCIETY, FSB

Trustee

POOLING AND SERVICING AGREEMENT

dated as of November 1, 2012

SEQUOIA MORTGAGE TRUST 2012-6

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ATTACHMENTS

Exhibit A	Forms of Certificates
Exhibit B	Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C	Residual Certificate Transfer Affidavit (Transferor)
Exhibit D	Form of Custodial Agreement
Exhibit E-1	Form of Rule 144A Transfer Certificate
Exhibit E-2	Form of Purchaser’s Letter for Qualified Institutional Buyer
Exhibit F	Form of Purchaser’s Letter for Institutional Accredited Investor
Exhibit G	Form of ERISA Transfer Affidavit
Exhibit H-1	List of Purchase Agreements
Exhibit H-2	List of Servicing Agreements
Exhibit I	Additional Disclosure Notification
Exhibit J	Back-Up Certificate to Form 10-K Certificate
Exhibit K	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit L	Additional Form 10-D Disclosure
Exhibit M	Additional Form 10-K Disclosure
Exhibit N	Additional Form 8-K Disclosure
Exhibit O	Form of Certification for NRSROs and Depositor

Schedule A	Mortgage Loan Schedule

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This POOLING AND SERVICING AGREEMENT, dated as of November 1, 2012 (the “Agreement”), by and among SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the “Depositor”), CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB, a federal savings bank, as trustee (the “Trustee”), and WELLS FARGO BANK, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and related property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans, and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the related property constituting the Trust Fund.  All covenants and agreements made by the Seller in the Mortgage Loan Purchase and Sale Agreement, each Purchase Agreement, each Servicing Agreement and in this Agreement and by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates.  The Depositor, the Master Servicer, the Securities Administrator and the Trustee are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee, at the direction of the Securities Administrator, shall elect that the Trust Fund be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, the “Lower-Tier REMIC” and the “Upper-Tier REMIC,” respectively). Each Certificate, other than the Class R Certificate and the Class LT-R Certificate, is hereby designated as a regular interest in the Upper-Tier REMIC, as described herein. The Class R Certificate represents and is hereby designated as the sole class of residual interest in the Upper-Tier REMIC.

The Class LT-R Certificate evidences ownership of the sole class of residual interest in the Lower-Tier REMIC (the “LT-R Interest”). The Lower-Tier REMIC shall hold as its assets all property of the Trust Fund, other than the interests in any REMIC formed hereby. Each Lower-Tier Interest other than the LT-R Interest shall be uncertificated and is hereby designated as a regular interest in the Lower-Tier REMIC and the LT-R Interest is hereby designated as the sole Class of residual interest in the Lower-Tier REMIC.

The Upper-Tier REMIC shall hold as its assets all of the Lower-Tier Interests other than the LT-R Interest.

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The Lower-Tier REMIC Interests

The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier Interests:

Lower-Tier REMIC Interest Designation	Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)
LT-A1	(1)	(2)	A-1, A-IO1, A-IO2
LT-A2	(1)	(2)	A-2, A-IO1, A-IO3
LT-B1	(1)	(2)	B-1
LT-B2	(1)	(2)	B-2
LT-B3	(1)	(2)	B-3
LT-B4	(1)	(2)	B-4
LT-B5	(1)	(2)	B-5
LT-R	(3)	(3)	N/A

(1)         The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower-Tier Interest shall be a per annum rate equal to the Net WAC Rate for such Distribution Date.

(2)         This Lower-Tier Interest shall have an initial class principal amount equal to the aggregate Initial Class Principal Amount of its Corresponding Class(es) of Certificates (other than any interest-only certificates).

(3)         The LT-R Interest is the sole class of residual interest in the Lower-Tier REMIC and does not have a principal amount or bear interest.

On each Distribution Date, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest with respect to the Lower-Tier Interests based on the interest rates described above. On each Distribution Date, Interest Shortfalls shall be allocated to each Lower-Tier Interest to the same extent that such Interest Shortfalls are allocated to the related Class of Upper-Tier Interests.

On each Distribution Date, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the Lower-Tier Interests as follows:

(i)          first, pro rata to the LT-A1 and LT-A2 Lower-Tier Interests in accordance with their respective Class Principal Amounts, until such Class Principal Amounts equal the Class Principal Amount of the Class A-1 Certificates (in the case of the LT-A1 Lower-Tier Interest) and Class A-2 Certificates (in the case of the LT-A2 Lower-Tier Interest) immediately after taking account of the distributions to such Classes of Certificates pursuant to Section 5.02;

(ii)         second, to the LT-B1 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(iii)        third, to the LT-B2 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-2 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

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(iv)        fourth, to the LT-B3 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-3 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(v)         fifth, to the LT-B4 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-4 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(vi)        sixth, to the LT-B5 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-5 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02; and

(ix)         finally, to the LT-R Interest, any remaining amounts.

The Certificates and the Upper-Tier REMIC

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount) and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder. The Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates represent regular interests in the Upper-Tier REMIC; the Class R Certificate represents the sole class of residual interest in the Upper-Tier REMIC; and the Class LT-R Certificate represents the sole class of residual interest in the Lower-Tier REMIC and does not represent an interest in the Upper Tier REMIC.

Class Designation	Certificate Interest Rate		Initial Class Principal Amount or Class Notional Amount		Minimum Denominations or Percentage Interest
Class A-1		(1)	$140,105,000		$100,000
Class A-2		(2)	$140,104,000		$100,000
Class A-IO1		(3)		(4)	100%
Class A-IO2		(5)		(6)	$1,000,000
Class A-IO3		(7)		(8)	$1,000,000
Class B-1	Net WAC Rate		$7,989,000		$100,000
Class B-2	Net WAC Rate		$4,220,000		$100,000
Class B-3	Net WAC Rate		$3,467,000		$100,000
Class B-4	Net WAC Rate		$2,412,000		$100,000
Class B-5	Net WAC Rate		$3,165,461		$100,000
Class R	Net WAC Rate			(9)	100%

(1)	The Certificate Interest Rate of the Class A-1 Certificates will be an annual rate equal to the lesser of (a) 2.500% and (b) the excess, if any, of the Net WAC Rate over 0.500% (i.e., the Certificate Interest Rate of the Class A-IO2 Certificates for such Distribution Date).
(2)	The Certificate Interest Rate of the Class A-2 Certificates will be an annual rate equal to the lesser of (a) 1.808% and (b) the excess, if any, of the Net WAC Rate over 1.192% (i.e., the Certificate Interest Rate of the Class A-IO3 Certificates for such Distribution Date).
(3)	The Certificate Interest Rate of the Class A-IO1 Certificates will be an annual rate equal to the excess, if any, of the Net WAC Rate over 3.000%.
(4)	The Class A-IO1 Certificates are interest only Certificates and for any Distribution Date the Class Notional Amount of the Class A-IO1 Certificates is equal to the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class A-IO1 Certificates is

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$280,209,000.
(5)	The Certificate Interest Rate of the Class A-IO2 Certificates will be an annual rate equal to 0.500%.
(6)	The Class A-IO2 Certificates are interest only Certificates and for any Distribution Date the Class Notional Amount of the Class A-IO2 Certificates is equal to the Class Principal Amount of the Class A-1 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class A-IO2 Certificates is $140,105,000.
(7)	The Certificate Interest Rate of the Class A-IO3 Certificates will be an annual rate equal to 1.192%.
(8)	The Class A-IO3 Certificates are interest only Certificates and for any Distribution Date the Class Notional Amount of the Class A-IO3 Certificates is equal to the Class Principal Amount of the Class A-2 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class A-IO3 Certificates is $140,104,000.
(9)	Amounts allocated to the Class LT-R Certificate pursuant to Sections 5.02(a)(xiii) and 5.02(d) shall be excluded from the Available Distribution Amount for the Upper-Tier REMIC.

As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $301,462,461.31.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows.

ARTICLE I

DEFINITIONS

Section 1.01         Definitions.  The following words and phrases, unless the context otherwise requires, shall have the following meanings:

10-K Filing Deadline:  As defined in Section 6.21(b)(i) hereof.

Accepted Master Servicing Practices:  With respect to any Mortgage Loan, those mortgage master servicing practices of prudent mortgage master servicing institutions which master service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accountant:  A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation:  As defined in Section 6.24.

Accrual Period:  With respect to any Distribution Date and for each Class of Certificates, the calendar month preceding the month in which the Distribution Date occurs.  Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

Acknowledgements:  The Assignment of Representations and Warranties Agreements and the Assignment, Assumption and Recognition Agreements, each dated November 30, 2012, assigning rights under the Purchase Agreements and the Servicing Agreements, respectively, from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders, acknowledged by the Master Servicer, and providing certain rights to the Controlling Holder.

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Additional Form 10-D Disclosure:  As defined in Section 6.21(a)(i).

Additional Form 10-K Disclosure:  As defined in Section 6.21(b)(i).

Additional Servicer: Each affiliate of a Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the Depositor or a Servicer, who services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans annually at the commencement of the calendar year prior to the year in which an Item 1123 Certificate is required to be delivered). For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

Advance:  The payments required to be made by the Master Servicer or the applicable Servicer (other than Cenlar FSB) or the Servicing Administrator with respect to any Distribution Date pursuant to this Agreement or the Servicing Agreements, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and the applicable Servicing Fee) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer, the applicable Servicer (other than Cenlar FSB) or the Servicing Administrator have determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event:  Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

 Aggregate Expense Rate:  The sum of the Master Servicing Fee Rate and the applicable Servicing Fee Rate.

Aggregate Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans that were outstanding as of the most recent Due Date.

Aggregate Voting Interests:  The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

Applicable Credit Support Percentage:  As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Subordination Percentage of such Class and the aggregate of the Class Subordination Percentages of all other Classes (if any) of Subordinate Certificates having lower payment priorities than such Class.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be the lesser of:  (i) the value (or the Reconciled Market Value if more than one appraisal is received) thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinancing Mortgage Loan, such value (or the Reconciled Market Value if more than one appraisal is received) of the Mortgaged

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Property is based solely upon the value determined by an appraisal or appraisals made for the originator of such Refinancing Mortgage Loan at the time of origination of such Refinancing Mortgage Loan by a Qualified Appraiser.

Appraiser Independence Requirements: The Appraiser Independence Requirements effective as of October 15, 2010, as amended and in effect from time to time.

Assessment of Compliance:  As defined in Section 6.23(a).

Authenticating Agent:  Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter  “Authenticating Agent” shall mean any such successor.  The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

Authorized Officer:  Any Person who may execute an Officer’s Certificate on behalf of the Depositor or the Servicing Administrator, as applicable.

Available Distribution Amount:  With respect to any Distribution Date, the sum of the following amounts: (i) all scheduled payments of interest (net of the Servicing Fees, the Servicing Administrator Fee and the Master Servicing Fee) and principal due during the related Due Period, together with any Advances in respect thereof; (ii) Insurance Proceeds received during the related Prepayment Period; (iii) Liquidation Proceeds received during the related Prepayment Period (net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any); (iv) Subsequent Recoveries received during the related Prepayment Period; (v) all Principal Prepayments, together with any accrued interest thereon, identified as having been received on the Mortgage Loans during the related Prepayment Period, plus any amounts received from the Servicers (other than Cenlar FSB), the Servicing Administrator or the Master Servicer in respect of Prepayment Interest Shortfalls on such Mortgage Loans; (vi) amounts received with respect to such Distribution Date as the Substitution Amount and the Repurchase Price in respect of a Deleted Mortgage Loan or a Mortgage Loan purchased by an Originator or the Seller as of such Distribution Date as a result of a breach of a representation or warranty; and (vii) the Clean-up Call Price paid by the Master Servicer to purchase the Mortgage Loans and terminate the Trust Fund, if applicable; minus

(A) amounts applied to reimburse Advances and Servicing Advances previously made and other amounts as to which the Servicers (other than Cenlar FSB) and the Servicing Administrator are entitled to be reimbursed pursuant to the Servicing Agreements; (B) amounts applied to reimburse Advances and Servicing Advances previously made as to which the Master Servicer is entitled to be reimbursed pursuant to this Agreement; and (C) the sum of all related fees, charges and other costs, including indemnification amounts and costs of arbitration (other than the Master Servicing Fee and amounts required to be paid by the Master Servicer from the Master Servicing Fee) payable or reimbursable to the Master Servicer, the Securities Administrator and the Trustee from the Trust Fund under this Agreement and the Custodian under the Custodial Agreement, subject to an aggregate maximum amount of $300,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter) to be paid to such parties collectively, in the order claims for payment of such amounts are received by the Securities Administrator; provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that year, would exceed $300,000, then only a portion of such claim will be paid that will make the total amount paid during that year equal to $300,000 and the excess remaining unpaid, together with any additional claims received during that year, will be deferred until the following anniversary year and if the total amount of such deferred claims exceeds $300,000 then payment in such following anniversary year (and each subsequent anniversary year as may be needed until such deferred claims are paid in full) shall be apportioned among the Master Servicer, the Securities Administrator, the Custodian and the Trustee, in proportion to the aggregate amount of deferred claims submitted by such entity as of the last day of the prior year; provided that, in no event will the aggregate amount reimbursable to the Trustee exceed $100,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter).

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Back-Up Certificate:  As defined in Section 6.21(e).

Bankruptcy:  As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code:  The United States Bankruptcy Code, as amended.

Benefit Plan Opinion:  An Opinion of Counsel satisfactory to the Certificate Registrar, the Depositor and the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates:  Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3.

Book-Entry Termination:  As defined in Section 3.09(c).

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banking institutions in the States of California, Delaware, Maryland, Minnesota, Missouri or New York are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Certificate:  Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Interest Rate:  With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement to this Agreement.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount:  With respect to any Certificate (other than the Class A-IO1, Class A-IO2, Class A-IO3, Class R and Class LT-R Certificates) and any Distribution Date, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) the principal portion of all Realized Losses previously allocated to such Certificate; and (iii) any Certificate Writedown Amount previously allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has been applied will be increased

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sequentially, in order of seniority, by an amount equal to the lesser of (A) the principal portion of any Certificate Writedown Amount or Realized Loss amount previously allocated to that Certificate to the extent not previously recovered and (B) the principal portion of any Subsequent Recovery allocable to such Certificate after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement; and provided further that on any Distribution Date on which the Aggregate Stated Principal Balance of the Mortgage Loans exceeds the aggregate Certificate Principal Amount, such excess (including any excess attributable to the allocation of Principal Forbearance Amounts) will be allocated to increase the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has previously been allocated, sequentially in order of seniority, up to the principal amount of such Certificate Writedown Amount or Realized Loss to the extent not previously recovered. The Class A-IO1, Class A-IO2, Class A-IO3, Class R and Class LT-R Certificates are issued without Certificate Principal Amounts.

Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 3.02.  The Securities Administrator will act as the initial Certificate Registrar.

Certificate Writedown Amount:  The amount by which the aggregate Certificate Principal Amount of all the Certificates (other than the Class A-IO1, Class A-IO2, Class A-IO3, Class R and Class LT-R Certificates) on any Distribution Date (after giving effect to distributions of principal and allocations of Realized Losses on that Distribution Date) exceeds the Aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date.

Certificateholder:  The meaning provided in the definition of “Holder.”

Certification:  As defined in the Custodial Agreement.

Civil Relief Act:  The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

Class:  Collectively, Certificates bearing the same class designation.  In the case of the Lower-Tier REMIC, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.

Class LT-R Certificate:  The Class LT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A and evidencing ownership of the LT-R Interest.

Class R Certificate:  The Class R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the sole residual interest in the Upper-Tier REMIC.

Class Notional Amount:  With respect to the Interest-Only Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement to this Agreement.

Class Principal Amount: With respect to each Class of Certificates (other than the Class A-IO1, Class A-IO2, Class A-IO3, Class R and Class LT-R Certificates), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. With respect to any Lower-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the Lower-Tier REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses or Certificate Writedown Amounts allocated to such Lower-Tier Interest at the date of determination.

Class Subordination Percentage:  With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown

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Amounts on that Distribution Date by the aggregate of the Class Principal Amounts of all Classes of Certificates (other than the Class A-IO1, Class A-IO2, Class A-IO3, Class R and Class LT-R Certificates) prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on that Distribution Date.

Clean-up Call:  The optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund on any date on which the Aggregate Stated Principal Balance is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, in accordance with Section 7.01(d) of this Agreement.

Clean-up Call Price:  The price paid by the Master Servicer pursuant to Section 7.01(d) of this Agreement, which is equal to the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans plus accrued interest thereon, to, but not including, the first day of the month in which the Clean-up Call Price is to be distributed and (ii) the fair market value of any REO Property; provided, however, that such purchase price may be increased as is necessary, as determined by the Depositor, to avoid disqualification of any REMIC created under this Agreement as a REMIC.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date:  November 30, 2012.

Code:  The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Commission:  U.S. Securities and Exchange Commission.

Controlling Holder:  At any time, the Holder of the majority of the Class Principal Amount of the Class B-5 Certificates or, if the Class Principal Amount of the Class B-5 Certificates has been reduced to zero, the holder of the majority of the Class Principal Amount of the Class B-4 Certificates. If the Class Principal Amount of the Class B-4 Certificates has been reduced to zero, then no entity will have any rights under this Agreement as a Controlling Holder. Neither the Depositor nor the Seller shall be a Controlling Holder.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares:  Shares issued by a Cooperative Corporation.

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Corporate Trust Office:  With respect to the Trustee, the corporate trust office of the Trustee located at 500 Delaware Avenue, 11th Floor, Wilmington, Delaware, 19801, Attention: Corporate Trust - Sequoia Mortgage Trust 2012-6, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee.  With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services Sequoia Mortgage Trust 2012-6.

Corresponding Class of Certificates:  With respect to each Lower-Tier Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Interest, as described in the Preliminary Statement to this Agreement.

Credit File Certification: As defined in the Custodial Agreement.

Credit File Exception Report: As defined in the Custodial Agreement.

Current Interest:  With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount, as applicable, of such Class prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts prior to such Distribution Date.

Custodial Accounts:  Each Custodial Account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Servicing Agreement with respect to the Mortgage Loans.

Custodial Agreement:  The Custodial Agreement, dated as of November 1, 2012, among the Depositor, the Seller, the Trustee, Wells Fargo Bank, N.A., as Custodian and Wells Fargo Bank, N.A., as Master Servicer, as amended from time to time.  A copy of the Custodial Agreement is attached hereto as Exhibit D.

Custodian:  A Person who is at any time appointed by the Trustee as a custodian of all or a portion of the Mortgage Documents, the Trustee Mortgage Files and the Trustee Credit Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents, Trustee Mortgage Files and Trustee Credit Files.  The initial Custodian is Wells Fargo Bank, N.A.

Cut-off Date:  November 1, 2012.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan:  The meaning specified in Section 2.04.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate:  A Certificate of any Class issued in definitive, fully registered, certificated form, which shall initially be the Class B-4, Class B-5, Class LT-R and Class R Certificates.

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Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with a Purchase Agreement or Servicing Agreement.

Delinquent:  Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received, based on the Mortgage Bankers Association method of calculating delinquency.

Demand: As defined in Section 4.04(a).

Depositor:  Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California, or its successors in interest.

Determination Date:  With respect to each Distribution Date, the 16th day of the month in which such Distribution Date occurs, or, if such 16th day is not a Business Day, the next succeeding Business Day; provided, however, that with respect to a Servicer and such Servicer's Advance obligations pursuant to the related Servicing Agreement, the Determination Date is the date set forth in the related Servicing Agreement.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account:  The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01.  Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Date:  The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in December 2012.

Distribution Date Statement:  As defined in Section 4.02.

Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Servicing Agreement, exclusive of any days of grace.

Due Period:  As to any Distribution Date, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs, and ending on the first day of the calendar month in which such Distribution Date occurs.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Paying Agent.  If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

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Eligible Investments:  At any time, any one or more of the following obligations and securities:

(i)          direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)         (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)        repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)        securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)         commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by each Rating Agency at the time of such investment; and

(vi)        any money market funds rated in one of the two highest rating categories by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, including any such fund managed or advised by the Trustee or any of its Affiliates;

provided, however, that no instrument or security shall be a Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  The Class A-IO1, Class B-1, Class B-2 and Class B-3 Certificates that have not been the subject of an ERISA-Qualifying Underwriting, the Class B-4, Class B-5, Class R and Class LT-R Certificates and any Class A-1, Class A-2, Class A-IO2 or Class A-IO3 Certificate (or Class A-

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IO1, Class B-1, Class B-2 or Class B-3 Certificate that has been underwritten) that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

Escrow Account:  As defined in Section 1.01 of each Servicing Agreement.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 6.14.

Exception Report:  As defined in the Custodial Agreement.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Fannie Mae:  Fannie Mae or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Fitch:  Fitch, Inc., or any successor in interest.

Form 8-K Disclosure Information:  As defined in Section 6.21(c)(i).

Freddie Mac:  Freddie Mac, or any successor thereto.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Trustee, the Master Servicer, the Securities Administrator or either Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to take such action or effect such consent has been obtained, and, in determining whether the Trustee shall be protected in taking such action or in relying upon such consent, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded.  The Trustee, the Certificate Registrar and the Securities Administrator may request and conclusively rely on certifications by the Master Servicer, the Securities Administrator or either Servicer in determining whether any Certificates are registered to an Affiliate of the Master Servicer, the Securities Administrator or either Servicer.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

Independent:  When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Insurance Policy:  With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

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Insurance Proceeds:  Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount:  For each Class of Certificates on any Distribution Date, the Current Interest for such Class as reduced by such Class’s share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls, which shall be allocated to each Class on a pro rata basis based on the amount of Current Interest payable to each such Class.

Interest-Only Certificates:  The Class A-IO1, Class A-IO2 and Class A-IO3 Certificates.

Interest Shortfall:  As to any Class of Certificates and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such Class on all prior Distribution Dates exceeds (ii) amounts distributed in respect of interest to such Class on prior Distribution Dates.

Item 1123 Certificate:  As defined in Section 6.22.

KBRA:  Kroll Bond Rating Agency, Inc., or any successor in interest.

Latest Possible Maturity Date:  The Distribution Date occurring in December 2042.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) as to which, prior to the close of business on the Business Day immediately preceding the Due Date, the applicable Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Liquidation Proceeds:  All cash amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other net proceeds received in connection with the disposition of an REO Property.

Loan-To-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lower-Tier Interest:  Any one of the interests in the Lower-Tier REMIC as described in the Preliminary Statement to this Agreement.

Lower-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

LT-R Interest:  The residual interest in the Lower-Tier REMIC, as described in the Preliminary Statement to this Agreement.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

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Master Servicer Compensating Interest Payment:  As to any Distribution Date and the Master Servicer, the lesser of (1) the Master Servicing Fee for such date and (2) any Prepayment Interest Shortfalls for such date (to the extent such Prepayment Interest Shortfalls are required to be paid but are not actually paid by the Servicers (other than Cenlar FSB) or the Servicing Administrator as a Servicer Compensating Interest Payment).

Master Servicing Fee:  With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

Master Servicing Fee Rate:  0.03% per annum.

Master Servicing Transfer Costs:  All reasonable costs and expenses incurred by the Trustee in connection with the appointment of a successor master servicer and the transfer of master servicing from a predecessor master servicer, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor master servicer, the documentation of the assumption of master servicing by the successor master servicer, the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or the successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or other successor master servicer to master service the Mortgage Loans properly and effectively.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  A mortgage, deed of trust or other instrument creating a first lien on, or first priority ownership interest in, an estate in fee simple in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Documents:  With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custodial Agreement.

Mortgage Loan:  A Mortgage and the related Mortgage Note or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Qualified Substitute Mortgage Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Purchase and Sale Agreement:  The mortgage loan purchase and sale agreement, dated as of November 30, 2012, between the Seller and the Depositor.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicers from time to time to reflect the addition of Qualified Substitute Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgaged Property:  The underlying property securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

Mortgage Rate:  As to any Mortgage Loan and any Distribution Date, the annual rate of interest borne by the related Mortgage Note as of the related Due Date, taking into account any Servicing Modification or other amendments to the Mortgage Note.

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Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicing Advances, related Servicing Fees, Servicing Administrator Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate:  With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate.

Net Prepayment Interest Shortfall:  With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for the related Due Period exceeds the amount of Master Servicer Compensating Interest Payment paid by the Master Servicer and Servicer Compensating Interest Payment paid by the applicable Servicer (other than Cenlar FSB) and/or the Servicing Administrator in respect of such shortfall for such Due Period.

Net WAC Rate:  With respect to (any Distribution Date, the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Due Period, weighted on the basis of their Stated Principal Balances.

Non-Book-Entry Certificate:  Any Certificate other than a Book-Entry Certificate.

Non-permitted Foreign Holder:  As defined in Section 3.03(f).

Nonrecoverable Advance:  Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer, a Servicer (other than Cenlar FSB) and/or the Servicing Administrator (as certified in an Officer’s Certificate of the Master Servicer, a Servicer (other than Cenlar FSB) and/or the Servicing Administrator, as applicable), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Non-Upper-Tier REMIC:  As defined in Section 10.01(d).

Non-U.S. Person:  Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Notional Amount:  With respect to an Interest-Only Certificate and any Distribution Date, such Certificate’s Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

NRSRO:  Any nationally recognized statistical rating organization for purposes of Rule 17g-5 under the Exchange Act.

NRSRO Certification:  A certification in the form of Exhibit O hereto.

Officer’s Certificate:  (a) With respect to the Depositor, a certificate signed by two Authorized Officers of the Depositor, (b) with respect to the Master Servicer or the Securities Administrator, a certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator, (c) with respect to a Servicer, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President,

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a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or any other duly authorized officers or agents of a Servicer and (d) with respect to the Servicing Administrator, a certificate signed by an Authorized Officer of the Servicing Administrator, and in each case delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.

Opinion of Counsel:  A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA or the taxation, or the federal income tax status, of each REMIC.

Original Applicable Credit Support Percentage:  With respect to each Class of Subordinate Certificates, the related Applicable Credit Support Percentage as of the Closing Date, which shall be equal to the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1	7.05%
Class B-2	4.40%
Class B-3	3.00%
Class B-4	1.85%
Class B-5	1.05%

Original Subordinate Class Principal Amount:  The aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates as of the Closing Date.

Originator:  Each of American Pacific Mortgage Corporation, Bay Equity, LLC, Benchmark Bank, Boston Private Bank & Trust Company, Cherry Creek Mortgage Co., Inc., Cole Taylor Bank, Colonial Savings, F.A., Cornerstone Mortgage Company, Embrace Home Loans, Inc., Evergreen Moneysource Mortgage Company dba Evergreen Home Loans, Fairway Independent Mortgage Corporation, Fidelity Bank dba Fidelity Bank Mortgage, First Choice Loan Services, Inc., First Republic Bank, Flagstar Capital Markets Corporation, Franklin American Mortgage Company, Fremont Bank, Fulton Bank, National Association, GFI Mortgage Bankers, Incorporated, GuardHill Financial Corporation, The Huntington National Bank, Leader Bank, N.A., Megastar Financial Corporation, Mortgage Master, Inc., PHH Mortgage Corporation, Plaza Home Mortgage, Incorporated, PrimeLending, a PlainsCapital Company, Prospect Mortgage, LLC, Provident Savings Bank, SCBT, N.A., Simonich Corporation, dba Bank of Commerce Mortgage, Sterling Savings Bank, Stifel Bank and Trust, Umpqua Bank, United Shore Financial Services, LLC, Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A., and WJ Bradley Mortgage Capital LLC, each as seller under the related Purchase Agreement, and any successor thereto.

Paying Agent:  Any paying agent appointed pursuant to Section 3.08.  The initial Paying Agent shall be the Securities Administrator under this Agreement.

Percentage Interest:  With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate, other than an Interest-Only Certificate, if applicable, or the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to each of the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%.  With respect to an Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

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Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan:  An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include “plan assets” of such plan or arrangement under the Plan Asset Regulations by reason of their investment in the entity.

Plan Asset Regulations:  The U.S. Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Prepayment Interest Shortfall:  With respect to a Mortgage Loan and any Distribution Date, the amount by which interest paid by the related Mortgagor in connection with a Principal Prepayment on the Mortgage Loan is less than one month’s interest at the related Mortgage Rate on the Stated Principal Balance of that Mortgage Loan as of the preceding Distribution Date.

Prepayment Period:  With respect to each Mortgage Loan serviced by Cenlar FSB and (i) each Distribution Date other than the first Distribution Date, the period commencing on the 15th day of the month preceding the month in which the Distribution Date occurs through the 14th day of the month in which the Distribution Date occurs and (ii) the first Distribution Date, the period commencing November 1, 2012 through December 14, 2012. With respect to each Mortgage Loan serviced by First Republic Bank and any Distribution Date, the calendar month preceding the month in which the Distribution Date occurs. With respect to each Mortgage Loan serviced by PHH Mortgage Corporation and any Distribution Date, the period commencing on the 2nd day of the month preceding the month in which the Distribution Date occurs through the 1st day of the month in which the Distribution Date occurs.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Distribution Amount:  With respect to any Distribution Date, the sum of (a) the principal portion of each Scheduled Payment (before taking into account any Deficient Valuations or Debt Service Reductions) due on the related Due Date, whether or not received, (b) the principal portion of each Principal Prepayment made by a Mortgagor during the related Prepayment Period; (c) the principal portion of each other unscheduled collection, including any Subsequent Recoveries, Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period) received during the related Prepayment Period; (d) that portion of the Repurchase Price representing principal of any Mortgage Loans repurchased by an Originator or the Seller in accordance with a Purchase Agreement or by the Seller in accordance with Section 2.04 herein, in each case to the extent received during the related Prepayment Period; (e) the principal portion of any related Substitution Amount received during the related Prepayment Period; and (f) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article VII hereof, that portion of the Clean-up Call Price in respect of principal.

Principal Forbearance Amount:  With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan, if any, that has been deferred and that does not accrue interest.

Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

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Proprietary Lease:  With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prospectus:  The prospectus supplement dated November 27, 2012 and the accompanying prospectus dated September 13, 2012, relating to the Class A-1, Class A-2, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, together with any supplement thereto.

Purchase Agreement: Each agreement listed on Exhibit H-1, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Qualified Appraiser:  With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac (including but not limited to the Appraiser Independence Requirements) and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Substitute Mortgage Loan:  A mortgage loan substituted by an Originator or the Seller, as applicable, for a Deleted Mortgage Loan in accordance with the applicable Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, which must, on the date of such substitution, (a) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall will be paid by the Originator or the Seller, as applicable, and distributed to Trust Fund in the month of substitution), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Deleted Mortgage Loan, (c) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (d) have a Loan-to-Value Ratio at origination no greater than that of the Deleted Mortgage Loan and (e) comply as of the date of substitution with each representation and warranty relating to the Mortgage Loans set forth in the applicable Purchase Agreement.

Rating Agency:  Each of Fitch, KBRA and Moody’s; provided, however, that references to a “Rating Agency” as used in the definition of “Eligible Account” and “Eligible Investments” shall not include KBRA unless KBRA rates the applicable entity or investment.

Rating Agency Information:  The notices, information, reports, certifications and oral and written statements required to be provided to each Rating Agency pursuant to this Agreement or Rule 17g-5 under the Exchange Act.

Realized Loss:  (a) With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan plus accrued interest) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid by the borrower to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds received during the month in which such liquidation occurred, to the extent not previously applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan;

(b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation;

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(c) with respect to each Mortgage Loan that has been the subject of a Servicing Modification, any principal due on the Mortgage Loan that has been written off by the related Servicer and any Principal Forbearance Amount; and

(d) with respect to each Class of Certificates, the amount by which the Class Principal Amount is reduced as a result of clauses (a), (b) or (c) above.

Reconciled Market Value:  The estimated market value of a Mortgaged Property or REO Property as reasonably determined by the applicable Servicer based on different results obtained from different permitted valuation methods or at different time periods, all in accordance with such Servicer's customary servicing procedures.

Record Date:  With respect to any Distribution Date, the last Business Day of the month preceding the month of such Distribution Date.

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  The Servicing Criteria applicable to each party, as set forth on an exhibit to each Servicing Agreement and Exhibit K hereto.  Multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator or any Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act Shortfalls:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement to this Agreement.

REMIC Provisions:  The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Reportable Event:  As defined in Section 6.21(c)(i).

Reporting Servicer:  As defined in Section 6.21(b)(i).

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Repurchase Price: With respect to any Mortgage Loan and the applicable Originator, the “Repurchase Price” as defined in the applicable Purchase Agreement or Servicing Agreement or in the case of the Seller, the “Repurchase Price” as defined in the Mortgage Loan Purchase and Sale Agreement.

Residual Certificate:  The Class LT-R Certificates and the Class R Certificates.

Responsible Officer:  With respect to any party, any officer in the corporate trust, servicing or master servicing department or similar group of such party with direct responsibility for the administration of this Agreement and also, with respect to a particular matter related to this transaction, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Certificate: Any Class B-4, Class B-5, Class R or Class LT-R Certificate.

Rule 15Ga-1 Information: As defined in Section 4.04(a).

Rule 17g-5 Information Provider: The Securities Administrator.

Rule 17g-5 Website:  The website maintained by the Securities Administrator pursuant to Section 4.03.

S&P:  Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor in interest.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreements, shall give effect to any related Debt Service Reduction, any Deficient Valuation and any Servicing Modification that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

Seller:  Redwood Residential Acquisition Corporation, a Delaware corporation.

Senior Certificate:  Any one of the Class A-1, Class A-2, Class A-IO1, Class A-IO2 and Class A-IO3 Certificates, as applicable.

Senior Percentage:  With respect to each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates prior to any distributions of principal, allocations of Realized Losses or allocations of Certificate Writedown Amounts on such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans as of the preceding Distribution Date.

Senior Prepayment Percentage:  With respect to any Distribution Date occurring before the Distribution Date in December 2017, 100%.  Except as provided herein, the Senior Prepayment Percentage for any Distribution Date occurring in or after December 2017 shall be as follows:

(i) in or after December 2017 to and including November 2018, the Senior Percentage plus 70% of the Subordinate Percentage for that Distribution Date;

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(ii) in or after December 2018 to and including November 2019, the Senior Percentage plus 60% of the Subordinate Percentage for that Distribution Date;

(iii) in or after December 2019 to and including November 2020, the Senior Percentage plus 40% of the Subordinate Percentage for that Distribution Date;

(iv) in or after December 2020 to and including November 2021, the Senior Percentage plus 20% of the Subordinate Percentage for that Distribution Date; and

(v) in or after December 2021, the Senior Percentage for that Distribution Date;

provided, however, that there shall be no reduction in the Senior Prepayment Percentage (other than as a result of a reduction of the Senior Percentage) on any Distribution Date unless the Step-Down Test is satisfied; and provided, further, that if on any such Distribution Date on or after the Distribution Date in December 2017, the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage for that Distribution Date shall again equal 100%.

If on any Distribution Date the allocation to the Class A-1 and Class A-2 Certificates of Principal Prepayments and other amounts in the percentage required above would reduce the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates to below zero, the Senior Prepayment Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates to zero.

Senior Principal Distribution Amount:  With respect to the Mortgage Loans and any Distribution Date, the sum of:

(1)           the Senior Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount”;

(3)           with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of:

 (x)           Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

 (y)           the Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan; and

(4)          any amounts described in clauses (1) through (3) above that remain unpaid with respect to the Senior Certificates from prior Distribution Dates;

provided, however, that

(A)         if on any Distribution Date the allocation to the Class A-1 and Class A-2 Certificates of the Senior Principal Distribution Amount would reduce the aggregate Class Principal Amount of those Certificates to below zero, the distribution to such Classes of Certificates of the Senior Principal Distribution Amount for such Distribution Date shall be limited to the amount necessary to reduce the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates to zero;

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(B)         until the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates is reduced to zero, if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates is less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount for such Distribution Date and each succeeding Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero; and

(C)         until the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates is reduced to zero, if on any Distribution Date, the Subordinate Percentage for such Distribution Date is less than 7.05%, the Senior Principal Distribution Amount for such Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

Servicer:  Each Servicer under a Servicing Agreement.

Servicer Compensating Interest Payment:  As to any Distribution Date and any Servicer (other than Cenlar FSB) and the Servicing Administrator, the lesser of (1) the Servicing Fee for such Servicer (other than Cenlar FSB) or the aggregate of Cenlar FSB’s Servicing Fee and the Servicing Administrator Fee (in the case of the Servicing Administrator) for such date and (2) any Prepayment Interest Shortfalls with respect to any Mortgage Loans serviced by such Servicer (or in the case of the Servicing Administrator, the Mortgage Loans serviced by Cenlar FSB) for such date.

Servicer Remittance Date:  As to any Mortgage Loan serviced by Cenlar FSB, the 20th day of each calendar month or, if such 20th day is not a Business Day, the next succeeding Business Day, and as to any Mortgage Loan serviced by First Republic Bank or PHH Mortgage Corporation, the 18th day of each calendar month or, if such 18th day is not a Business Day, the next succeeding Business Day, in each case commencing in December 2012.

Servicing Administrator: Redwood Residential Acquisition Corporation, as servicing administrator under the Cenlar FSB Servicing Agreement.

Servicing Administrator Fee:  As to any Distribution Date and each Mortgage Loan serviced by Cenlar FSB, an amount equal to the difference, if positive, between the Servicing Fee with respect to such Mortgage Loan and the servicing compensation payable to Cenlar FSB under the applicable Servicing Agreement.

Servicing Advances:  As defined in the applicable Servicing Agreement.

Servicing Agreement:  Each agreement listed on Exhibit H-2, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period. The Servicing Fee payable with respect to the Mortgage Loans serviced by Cenlar FSB will be allocated by Cenlar FSB between the Servicing Administrator and Cenlar FSB as provided in the related Servicing Agreement.

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Servicing Fee Rate:   For each Servicer, a per annum rate equal to 0.25% or such other rate as may be agreed to by the Master Servicer pursuant to Section 9.01(b) of this Agreement and the related Servicing Agreement; provided that, with respect to each Mortgage Loan serviced by First Republic Bank, the Servicing Fee Rate will be increased by the amount of any increase in the Mortgage Rate for any such Mortgage Loan pursuant to the terms of the related Mortgage Note due to the termination of an automatic debit or direct deposit account; provided further, that the Master Servicer shall have no obligation to confirm or verify any such increase in the Servicing Fee Rate for any such Mortgage Loan serviced by First Republic Bank.

Servicing Function Participant:  Any Subservicer or Subcontractor, other than each Servicer, the Servicing Administrator, the Master Servicer, the Securities Administrator or the Trustee, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans.

Servicing Modification:  Any reduction of the Mortgage Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer of such Mortgage Loan, default is reasonably foreseeable in accordance with the related Servicing Agreement.

Servicing Officer:  Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicers on the Closing Date pursuant to the Servicing Agreements, as such list may from time to time be amended.

Sponsor: RWT Holdings, Inc., a Delaware corporation.

Startup Day:  The day designated as such pursuant to Section 10.01(b) hereof.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor. For the avoidance of doubt, the Stated Principal Balance of any Mortgage Loan that has been prepaid in full or has become a Liquidated Mortgage Loan during the related Prepayment Period shall be zero.

Step-Down Test:  As to any Distribution Date, the test will be satisfied if both of the following conditions are met:

First, the aggregate outstanding principal balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in foreclosure, REO Property or bankruptcy status) and all Mortgage Loans subject to a Servicing Modification within the twelve months prior to that Distribution Date, averaged over the preceding six month period, as a percentage of the aggregate Class Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50%; and

Second, cumulative Realized Losses with respect to the Mortgage Loans plus, with respect to any Mortgage Loans that have been the subject of a Servicing Modification, any interest due on such Mortgage Loans that has been written off by the related Servicer, do not exceed (a) with respect to each Distribution

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Date occurring in the period from December 2017 to and including November 2018, 20% of the Original Subordinate Class Principal Amount, (b) with respect to each Distribution Date occurring in the period from December 2018 to and including November 2019, 25% of the Original Subordinate Class Principal Amount, (c) with respect to each Distribution Date occurring in the period from December 2019 to and including November 2020, 30% of the Original Subordinate Class Principal Amount, (d) with respect to each Distribution Date in the period from December 2020 to and including November 2021, 35% of the Original Subordinate Class Principal Amount and (e) with respect to the Distribution Date occurring in December 2021 and thereafter, 40% of the Original Subordinate Class Principal Amount.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer or the Securities Administrator.

Subordinate Certificate:  Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates.

Subordinate Class Percentage: As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates on such date.

Subordinate Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Percentage for such Distribution Date. The initial Subordinate Percentage is 7.05%.

Subordinate Prepayment Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Prepayment Percentage for that Distribution Date.

Subordinate Principal Distribution Amount:  With respect to any Distribution Date and the Mortgage Loans, an amount equal to the sum of:

(1)           the Subordinate Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the Subordinate Prepayment Percentage of all amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount” for that Distribution Date; and

(3)           with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (3) of the definition of “Senior Principal Distribution Amount” for that Distribution Date; and

(4)           any amounts described in clauses (1) through (3) above for any previous Distribution Date that remain unpaid.

Notwithstanding the above, with respect to any Class of Subordinate Certificates (other than the Class B-1 Certificates), if on any Distribution Date the sum of the Class Subordination Percentage of such Class and the aggregate Class Subordinate Percentages of all Classes of Subordinate Certificates which have lower payment priorities than that Class is less than the Original Applicable Credit Support Percentage for that Class, no distribution of principal will be made to any such Classes on such Distribution Date. Instead, the Subordinate Principal Distribution Amount on that Distribution Date will be allocated among the more senior Classes of Subordinate Certificates, pro rata, based on their respective Class Principal Amounts.

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Notwithstanding the above, with respect to each Class of Subordinate Certificates other than the Class B-1 Certificates, if on any Distribution Date the Class Principal Amount of that Class and the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates that have a lower payment priority than that Class is less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the portion of the Subordinate Principal Distribution Amount otherwise distributable to such Class or Classes on such Distribution Date and each succeeding Distribution Date will be allocated among the Subordinate Certificates with a higher payment priority then entitled to principal, pro rata, based on their respective Class Principal Amounts and any remaining Subordinate Principal Distribution Amount will be included in the Senior Principal Distribution Amount for such Distribution Date.

Until the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates is reduced to zero, if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates is less than or equal to 1.25% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount on such Distribution Date and each succeeding Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

In addition, until the aggregate Class Principal Amount of the Class A-1 and Class A-2 Certificates is reduced to zero, if on any Distribution Date the Subordinate Percentage for such Distribution Date is less than 7.05%, the Senior Principal Distribution Amount for such Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

Subsequent Recovery:  Any amount recovered by a Servicer (i) with respect to a Liquidated Mortgage Loan (after reimbursement of any unreimbursed Advances or expenses relating to such Liquidated Mortgage Loan as well as any other previously Liquidated Mortgage Loans) with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan or (ii) as a Principal Forbearance Amount.

Subservicer:  Any Person that (i) services Mortgage Loans on behalf of any Servicer, and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions that are identified in Item 1122(d) of Regulation AB required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement.

Substitution Amount:  For any month in which an Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans pursuant to a Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, the amount by which the aggregate Repurchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Qualified Substitute Mortgage Loans, together with one month's interest at the applicable Net Mortgage Rate.

Tax Matters Person:  With respect to each of the Lower Tier REMIC and the Upper Tier REMIC, the “tax matters person” as specified in the REMIC Provisions which shall initially be the party described as such in Section 10.01(k).

TIA:  The Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder.

TIA Applicability Determination: A determination by the Depositor, of which it informs the Trustee, that the TIA applies to this Agreement or that qualification under the TIA or any similar federal statute is required.

Trust Fund:  As defined in Section 2.01 herein.

Trustee:  Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-

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trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Mortgage Files:  With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

Trustee Credit Files:  With respect to each Mortgage Loan, the electronic images of certain Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

UCC:  The Uniform Commercial Code as enacted in any applicable jurisdiction from time to time.

Underwriter:  Barclays Capital Inc.

Underwriter’s Exemption:  Prohibited Transaction Exemption (“PTE”) FAN 04-03E, as most recently amended and restated by PTE 2007-5 (72 Fed. Reg. 13130 (March 20, 2007)) or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriters.

Underwriting Agreement:  The Underwriting Agreement, dated November [__], 2012, among the Seller, the Depositor, Redwood Trust, Inc. and the Underwriter.

Upper-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 97.00% of all Voting Interests shall be allocated to the Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates in proportion to their respective Certificate Principal Amounts.  At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the Class A-IO1 Certificates, 1.00% of all Voting Interests shall be allocated to the Class A-IO2 Certificates and 1.00% of all Voting Interests shall be allocated to the Class A-IO3 Certificates. Voting Interests shall be allocated among the Certificates of each Class based on their Percentage Interests and no Certificate with a principal amount equal to zero will have any voting rights.  The Class R Certificates and Class LT-R Certificate shall not have any voting rights.

Section 1.02         Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer.

ARTICLE II

DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01         Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to

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Sections 2.02 and 2.04, in trust, all right, title and interest of the Depositor in and to the Trust Fund consisting of: (i) the Mortgage Loans, including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) with respect to the Mortgage Loans, to the extent set forth in the Acknowledgements, the Depositor’s rights under the Purchase Agreements and the Servicing Agreements and all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties (collectively, the “Trust Fund”); and the Trustee declares that, subject to the Custodian's review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, all of the Certificates in the authorized denominations specified by the Depositor pursuant to Section 3.01(b).

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance and inspection of the Trustee Mortgage Files and the Trustee Credit Files, the release of Mortgage Documents, and the preparation and delivery of the certifications relating to the Trustee Mortgage Files and the Trustee Credit Files shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement. In addition, the Trustee is hereby directed to execute, not in its individual capacity but solely as Trustee hereunder, and deliver the Acknowledgements and the Custodial Agreement. The Master Servicer, the Depositor, the Securities Administrator and the Certificateholders (by their acceptance of such Certificates) acknowledge and agree that the Trustee is executing and delivering the Custodial Agreement and the Acknowledgements solely in its capacity as Trustee and not in its individual capacity.

In connection with such sale, transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee's behalf, the Trustee Mortgage Files and the Trustee Credit Files.

Section 2.02         Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)           The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Certification and Exception Report, acknowledges receipt by it (or by the Custodian on its behalf) of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Section 3.2 of the Custodial Agreement and the exceptions set forth on the Exception Report.  The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor a Certification and Exception Report on the Closing Date in the forms required by the Custodial Agreement.

The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Credit File Certification and the Credit File Exception Report, acknowledges receipt by it (or by the Custodian on its behalf) of the Trustee Credit Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance

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with Section 3A.2 of the Custodial Agreement and the exceptions set forth on the Credit File Exception Report.  The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor a Credit File Certification and a Credit File Exception Report on the Closing Date in the respective forms required by the Custodial Agreement.

(b)           Within 270 days after the Closing Date, the Custodian, on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File and Trustee Credit File to ascertain that all required documents set forth in the Custodial Agreement have been received and appear on their face to conform with the requirements set forth in the Custodial Agreement.

(c)           Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)           Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications as provided in the Custodial Agreement.

(e)           Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the Purchase Agreements, the Servicing Agreements and the Mortgage Loan Purchase and Sale Agreement.

Section 2.03         Representations and Warranties of the Depositor.

(a)           The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer and the Securities Administrator, as of the Closing Date or such other date as is specified, that:

(i)            the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)           the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)           the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)           this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

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(v)           there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted, against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)           immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)         This Agreement creates either a sale or a valid and continuing security interest (as defined in the UCC), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)        The Mortgage Notes constitute “instruments” within the meaning of the applicable UCC;

(ix)           Other than the security interest or ownership interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)            None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)           The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

Section 2.04         Discovery of Seller Breach; Repurchase of Mortgage Loans.

(a)           Pursuant to Section 2 of the Mortgage Loan Purchase and Sale Agreement, the Seller has (i) represented and warranted as of the Closing Date that, immediately prior to its transfer of Mortgage Loans under the Mortgage Loan Purchase and Sale Agreement, the Seller owned and had good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person and (ii) made certain other representations and warranties with respect to the Mortgage Loans, and each of the

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Depositor and the Trustee intend that the Mortgage Loans (including any Qualified Substitute Mortgage Loans) included in the Trust Fund satisfy such representations and warranties.  The Depositor, for the benefit of the Trustee and the Certificateholders, hereby assigns any rights it has against the Seller with respect to such representations and warranties to the Trustee, and the Seller acknowledges that it has agreed to comply with the provisions of this Section 2.04 in respect of a breach of any of such representations and warranties.

It is understood and agreed that the representations and warranties set forth in Section 2 of the Mortgage Loan Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and Trustee Credit Files and the sale and assignment of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.  Upon discovery by the Depositor or the Seller of the breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan, which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such breach and request that the Depositor cure or cause the cure of such breach within 90 days from the earlier of the date that the Depositor discovered or was notified of such breach, and if the Depositor does not cure or cause the cure of such breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase and Sale Agreement to repurchase at the Repurchase Price or substitute that Mortgage Loan from the Trust Fund or, other than with respect to a breach of the representation and warranty as to good, valid and marketable title, make an indemnification payment with respect to such Mortgage Loan on or prior to the Determination Date following the expiration of such 90-day period; provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, the Seller shall be required to repurchase or substitute or make an indemnification payment with respect to the Mortgage Loan no later than 120 days after its discovery or notice of such breach, and provided further, that, if such breach would cause the Mortgage Loan to be other than a “qualified mortgage” (as defined in the Code), then notwithstanding the previous provisions of this paragraph, the Seller shall be required to repurchase or substitute the Defective Mortgage Loan within 60 days from the date the defect was discovered and the Seller shall not have the option to make an indemnification payment with respect to such Mortgage Loan. Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis. The Repurchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, or its designee, upon receipt of written certification of such deposit, shall release to the Seller the related Trustee Mortgage File and Trustee Credit File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File and Trustee Credit File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  It is understood and agreed that the obligation of the Seller to cure, to cause the cure of or to repurchase or substitute or make an indemnification payment with respect to any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders. Costs and expenses incurred by the Trustee pursuant to this Section 2.04, to the extent not reimbursed by the Seller, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(b)          The Seller indemnifies and holds the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

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Section 2.05         Obligations in Respect of Alleged Breach of Originator Representations and Warranties.

(a)          (i)          The Trustee shall be obligated to pursue an action against an Originator in respect of any alleged breach of a representation and warranty set forth in the applicable Purchase Agreement or against the Seller if the Seller has an obligation to cure a breach, repurchase or substitute for or make an indemnification payment with respect to a Mortgage Loan under the Mortgage Loan Purchase and Sale Agreement upon its receipt of (1) (A) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, for so long as there is a Controlling Holder under this Agreement or (B) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no Controlling Holder under this Agreement and (2) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and to provide any indemnification reasonably requested by the Trustee. The Trustee shall provide notice to the Controlling Holder prior to taking any such action. However, Certificateholders shall not have the right to require the Trustee to pursue any action with respect to any Mortgage Loan as to which a final and binding decision by an arbitrator has already been issued, regardless of the particular claims made. In connection with any such action described in this Section 2.05(a)(i), the Trustee shall seek reimbursement for its fees, costs and expenses from the applicable Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement if directed to do so by the Certificateholders that provided such funds to the Trustee pursuant to the agreement described in clause (2) above. If the Trustee recovers any such fees, costs and expenses from the Originator or the Seller, as applicable, the Trustee shall pay such amounts to such Certificateholders. To the extent the Trustee is not reimbursed by the Originator or the Seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(ii)         In addition, if the Trustee receives written notice, from a Person in a position to have knowledge of the facts and circumstances stated in such notice, of any breach of a representation or warranty regarding a Mortgage Loan made by an Originator or the Seller, which would give rise to an obligation to cure such breach, or repurchase, substitute for or make an indemnification payment with respect to any related Mortgage Loan as described herein, then, unless a final and binding decision by an arbitrator has been issued with respect to such Mortgage Loan, the Trustee in reliance on such notice shall (i) demand that the applicable Originator or the Seller, if the Seller has such an obligation, cure such breach, or repurchase, substitute for or make an indemnification payment with respect to the related Mortgage Loan, and (ii) notify the Certificateholders of the Trustee’s receipt of such notice and of the Trustee’s submission of such demand. If the Originator or Seller, as applicable, responds to the demand within 60 days of the date of the demand, the Trustee will negotiate with such party so long as such party is pursuing negotiations in good faith. If the Originator or Seller does not respond within 60 days of the date of the demand, or if the demand is not resolved within 180 days of such date, then the Trustee will not be required to pursue further action in connection with such demand unless it has received (i) (a) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, if there is a Controlling Holder under this Agreement or (b) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no longer a Controlling Holder under this Agreement and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. Prior to taking any action at the direction of Certificateholders, the Trustee will notify the Controlling Holder, if any. The Trustee shall seek to recover its fees, costs and expenses from the Originator under the terms of the applicable Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay such amounts to such Certificateholders. To the extent not reimbursed by the Originator or the Seller, as applicable, or the fees, costs and expenses of applicable Certificateholders, the Trustee shall be reimbursed

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by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(b)          (i)          The Master Servicer shall promptly notify the Controlling Holder (if any) and the Trustee of each Mortgage Loan that becomes Delinquent for more than 120 days. The Controlling Holder or, if there is no longer a Controlling Holder, the Trustee, shall engage a third party to review each Mortgage Loan that has been Delinquent for more than 120 days, other than any such Mortgage Loan that was the subject of a previous arbitration proceeding under the related Purchase Agreement or under the Mortgage Loan Purchase and Sale Agreement, to review whether any breaches of the representations and warranties given by an Originator under the related Purchase Agreement have occurred or if the Seller has an obligation to cure a breach, repurchase or substitute for or make an indemnification payment with respect to a Mortgage Loan under the Mortgage Loan Purchase and Sale Agreement. Such third party shall be a recognized third party with experience performing due diligence on residential mortgage loans and shall not be the same party that performed the pre-offering review of the Mortgage Loans. Any such review shall include, at a minimum, a review as to whether the Mortgage Loan was underwritten in accordance with the Originator's underwriting standards in effect at the time of origination, whether the Mortgage Loan was originated in accordance with all applicable laws and regulations, and whether any fraud may have occurred in connection with the origination of the Mortgage Loan. The third party shall report its findings and provide an attestation that its review and report have not been influenced or affected by interested parties. If, as a result of such review, there is evidence that a breach of a representation or warranty may have occurred requiring the Originator or the Seller to cure such breach, repurchase or substitute for or make an indemnification payment with respect to the related Mortgage Loan, then the Controlling Holder or the Trustee, as applicable, will enforce such obligation, including participating in an arbitration proceeding pursuant to the related Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, if necessary. If the Controlling Holder is the same entity as or an Affiliate of the party against which an enforcement action is to be taken, then the Trustee will enforce the remedy obligation of such party. If the Trustee is obligated to take such an action, the Trustee shall first (i) demand that the applicable Originator or the Seller, if the Seller has such an obligation, cure such breach, or repurchase, substitute for or make an indemnification payment with respect to the related Mortgage Loan, and (ii) notify the Certificateholders of the Trustee’s submission of such demand. If the Originator or Seller, as applicable, responds to the demand within 60 days of the date of the demand, the Trustee will negotiate with such party so long as such party is pursuing negotiations in good faith. If the Originator or Seller does not respond within 60 days of the date of the demand, or if the demand is not resolved within 180 days of such date, then the Trustee will not be required to pursue further action in connection with such demand unless it has received (i) (a) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Senior Certificates, if there is a Controlling Holder under this Agreement or (b) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates, if there is no longer a Controlling Holder under this Agreement and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. In connection with any such action against an Originator or the Seller, the Trustee shall pursue reimbursement for its fees, costs and expenses from such Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay these amounts to such Certificateholders. To the extent not reimbursed by the Originator or the Seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

 (ii)         If, as a result of a review of a Mortgage Loan conducted pursuant to Section 2.05(b)(i) above, the Controlling Holder or the Trustee, as applicable, concludes that a breach of a representation or warranty that would require the Originator or the Seller to cure, repurchase or substitute for or make an indemnification payment with respect to the related Mortgage Loan has not occurred, then such party shall notify the Securities Administrator in writing and the Certificateholders shall be notified of this decision and provided details of the review pursuant to a Distribution Date Statement; provided, that

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the Securities Administrator shall only be required to include such notification and any related details on any Distribution Date Statement to the extent it has received the same. The Certificateholders may direct the Trustee to enforce a remedy obligation despite such a determination by either the Controlling Holder or the Trustee if, within thirty days of notification of the Certificateholders, (i) the Trustee receives written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) the Holders directing the Trustee to enforce the remedy obligation agree to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee and to provide any indemnification reasonably requested by the Trustee. In connection with any such action against an Originator or the Seller, the Trustee shall pursue reimbursement for its fees, costs and expenses from such Originator under the terms of the related Purchase Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay such amounts to such Certificateholders. To the extent not reimbursed by the originator or the seller, as applicable, or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(c)          If an Originator has breached a representation under the related Purchase Agreement stating that a Mortgage Loan is a “qualified mortgage” (as defined in the REMIC Provisions) and the Originator fails to repurchase such non-qualified Mortgage Loan within ninety days from the date the defect was discovered, the Depositor shall use commercially reasonable efforts to sell such Mortgage Loan for its fair market value, as determined by the Depositor and which may be less than its outstanding principal balance, within ninety days from the date the defect was discovered. The Trustee will release the applicable Mortgage Loan upon receipt of the sale price in accordance with the procedures set forth in Section 2.04(a) hereof.

Section 2.06         Intention of Parties.

(a)          Notwithstanding any other provision of this Agreement, it is intended by each of the parties hereto that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan or other obligation, so that the Trustee shall be the owner of the Trust Fund for the benefit of the holders of the Certificates.

However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then (a) this Agreement shall constitute a security agreement, and (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans, (ii) all other property in the Trust Fund, (iii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (iv) all proceeds of the foregoing.

(b)           The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in the Trust Fund, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of the Seller, the Depositor

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or the Trustee, (B) any change of location of the Seller or the Depositor, or (C) any change under the relevant UCC or other applicable laws.  Neither of the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under the laws of an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

Section 2.07         Controlling Holder Assumption of Purchase Agreement and Servicing Agreement Rights.

(a)          [Reserved].

(b)          By its purchase of the applicable Class of Subordinate Certificates, the Controlling Holder assumes the rights and all related responsibilities of the Trustee as “Purchaser” under each Purchase Agreement and Servicing Agreement as set forth in the “Controlling Holder Rights” section of each applicable Acknowledgement, and shall be entitled to exercise such rights in its sole discretion. The Depositor, the Controlling Holder and each other Certificateholder, by its acceptance of any Certificate or any beneficial ownership interest therein, each acknowledges and agrees that (i) the Controlling Holder may exercise such rights in such a manner that may not be in the best interests of all of the Certificateholders, (ii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any liability with respect to any acts or omissions of the Controlling Holder in the exercise of such rights, and (iii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any duty or obligation to exercise any such rights in the place or stead of the Controlling Holder (so long as there is a Controlling Holder) or to monitor or oversee the exercise of any such rights by the Controlling Holder. The Controlling Holder agrees that it shall exercise its rights in such a manner as will maximize returns to all Classes of Certificateholders taken as a whole.

(c)          Each of the Master Servicer, the Securities Administrator and the Trustee shall cooperate with the Controlling Holder as may be reasonably necessary for the Controlling Holder to exercise its rights hereunder and under the Purchase Agreements and the Servicing Agreements; provided, however, that, except as otherwise provided in Section 2.05, the Trustee shall not be required to take any legal action or participate in or facilitate any arbitration proceeding or other litigation relating to the Mortgage Loans or the obligations of the Originators or Servicers with respect thereto unless and until it is directed in writing by the Controlling Holder and it is assured of the recovery of its expenses from the Controlling Holder.

(d)          The Controlling Holder shall indemnify each of the Master Servicer, the Securities Administrator and the Trustee and hold it harmless from and against any claim, loss, liability, damage, cost or expense (including, without limitation, reasonable legal fees and expenses) incurred or expended by the Master Servicer, the Securities Administrator or the Trustee (without negligence or willful misconduct on the part of the Master Servicer, the Securities Administrator or the Trustee) with respect to claims of a third party arising from any act or omission of the Controlling Holder in the exercise of its rights as Controlling Holder hereunder and under the Purchase Agreements and the Servicing Agreements.

(e)          If the Controlling Holder transfers its ownership interest in any Class of Certificates in a manner resulting in there being no Controlling Holder under this Agreement or a change in the Controlling Holder, it shall so notify the Master Servicer, the Securities Administrator and the Trustee. If the Depositor has actual knowledge of a change in Controlling Holder or that there is no Controlling Holder under this Agreement, it shall so notify the Master Servicer, the Securities Administrator and the Trustee.

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Section 2.08         Obligations in Respect of Proposed Eminent Domain Mortgage Loan Acquisition

(a)          The Master Servicer or the Trustee shall promptly notify the Controlling Holder (if any), and the Master Servicer or the Trustee, as applicable, if it has received notice that any governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain. The Controlling Holder shall obtain or cause to be obtained or, if there is no longer a Controlling Holder, the Trustee shall cause the related Servicer to obtain, a valuation on the related property in the form of a broker’s price opinion or another valuation method that it deems appropriate. The Controlling Holder, if any, may also engage a third party to review each such Mortgage Loan to determine whether the payment offered by such governmental entity for the Mortgage Loan is the fair market value (the “Fair Value”) of such Mortgage Loan. Any such third party reviewer must be a recognized third party with experience performing valuations of residential mortgage loans. The Controlling Holder, if any, also may engage legal counsel to assess the legality of such governmental entity’s proposed exercise of its power of eminent domain to acquire the Mortgage Loan to determine whether there are bona fide legal grounds for contesting such acquisition (without regard to issues relating to the amount of compensation to be paid) (each such determination referred to herein as a “legality determination”). If, as a result of such review, the Controlling Holder determines that the offered payment does not constitute the Fair Value of the Mortgage Loan or that there may be bona fide legal grounds to contest such proposed acquisition, then the Controlling Holder may contest such acquisition through appropriate legal proceedings.

(b)          If, as a result of a review conducted pursuant to Section 2.08(a) above, the Controlling Holder concludes that it will not contest the proposed acquisition, then the Controlling Holder shall notify the Securities Administrator and the Trustee in writing and the Securities Administrator shall notify the Certificateholders of this decision and provide details of the review pursuant to a Distribution Date Statement; provided, that the Securities Administrator shall only be required to include such notification and any related details on any Distribution Date Statement to the extent it has received the same. After such notification has been delivered, notwithstanding such a determination by the Controlling Holder, the Certificateholders may direct the Trustee to contest an acquisition of a Mortgage Loan through exercise of the power of eminent domain, or the amount of the offered payment for such Mortgage Loan, if, within thirty days of notification of the Certificateholders, (i) the Trustee receives written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) the Holders directing the Trustee to take such action agree to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee and to provide any indemnification reasonably requested by the Trustee. In connection with any such action, the Trustee shall pursue reimbursement for its fees, costs and expenses from the governmental entity, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it shall be obligated to pay such amounts to such Certificateholders unless the Certificateholders directing the Trustee have not satisfied their obligations to pay the fees, costs, expenses and indemnities of the Trustee in taking such action, in which case such amounts shall be retained by the Trustee for such purposes. To the extent not reimbursed by the governmental entity or the Certificateholders, the Trustee shall be reimbursed by the Trust Fund for any costs incurred by it in connection with the performance of such duties, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(c)          If there is no longer a Controlling Holder, the Trustee shall notify the Certificateholders that it has received notice that a governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain and of the results of the valuation on the related property obtained. The Trustee shall take such other actions with respect to the action of the governmental authority as are consistent with the instructions of the Certificateholders, provided the Trustee shall have no duty or obligation to take such actions except (i) in accordance with the written direction by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. In connection with any such action, the Trustee shall pursue reimbursement for its fees, costs and expenses from such governmental entity if directed to do so by the Certificateholders that provided such funds to the

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Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it shall be obligated to reimburse such amounts to such Certificateholders unless the Certificateholders directing the Trustee have not satisfied their obligations to pay the fees, costs, expenses and indemnities of the Trustee in taking such action, in which case such amounts shall be retained by the Trustee for such purposes. To the extent not reimbursed by the governmental entity or the Certificateholders, the Trustee shall be reimbursed by the Trust Fund for any costs incurred by it in connection with the performance of such duties, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

For the avoidance of doubt, neither the Controlling Holder nor The trustee shall be liable for any legality determination or determination of Fair Value made as described above, or any actions taken by them with respect to or in reliance on such determinations.

(d)          In performing its duties under this Section 2.08, each of the Controlling Holder and the Trustee may rely upon, and shall be protected in acting or refraining from acting upon, any legality determination by a nationally recognized law firm and any determination of Fair Value by a recognized third party with experience in performing valuations of residential mortgage loans.

ARTICLE III

THE CERTIFICATES

Section 3.01         The Certificates.

(a)           The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York UCC.  The Certificates will be evidenced by one or more certificates, ownership of which will be held in the minimum denominations in Certificate Principal Amount or Notional Amount specified in the Preliminary Statement to this Agreement and in integral multiples of $1 in excess thereof, or in the Percentage Interests specified in the Preliminary Statement to this Agreement, as applicable.

(b)           The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee.  Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon the sale of the Mortgage Loans to the Trustee as described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(c)           The Class B-4, Class B-5, Class R and Class LT-R Certificates are offered and sold in reliance on the exemption from registration under Rule 144A under the Securities Act and shall be issued with the applicable legends set forth in Exhibit A. The Class B-4 and Class B-5 Certificates shall be issued initially as Definitive Certificates and the Class R and Class LT-R Certificates shall be issued only as Definitive Certificates.

Section 3.02         Registration.

The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”).  A registration book shall be maintained for the Certificates collectively.  The Certificate Registrar may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Master Servicer.

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The Trustee may at any time remove the Certificate Registrar by giving written notice of such removal to such Certificate Registrar, the Depositor and the Master Servicer. Upon receiving a notice of resignation or upon such a removal, the Trustee may appoint a bank or trust company to act as successor certificate registrar, shall give written notice of such appointment to the Depositor and the Master Servicer and shall mail notice of such appointment to all Holders of Certificates. Any successor certificate registrar upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Certificate Registrar. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

Section 3.03         Transfer and Exchange of Certificates.

(a)           A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)           A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)           By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

(i)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit E-1 hereto and has furnished to the Certificate Registrar a certificate of the transferee in the form of Exhibit E-2 hereto; and

(ii)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the

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Securities Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit F hereto.

(d)     (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Securities Administrator, has received (A) a certificate substantially in the form of Exhibit G hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) in the case of an ERISA-Restricted Certificate that is not a Residual Certificate, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate (other than a Residual Certificate) by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code.  Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit G.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.  The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of, or an entity holding “plan assets” of, a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of, or an entity holding “plan assets” of, a Plan.

(ii) If any ERISA-Restricted Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding two paragraphs, then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such ERISA-Restricted Certificate was not permitted by this Section 3.03(d), the next preceding permitted beneficial owner will be treated as the beneficial owner of that ERISA-Restricted Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor and the Certificate Registrar from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(e)           As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such

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payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)           Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar, on behalf of the Trustee, an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C.  In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Certificate Registrar and the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Depositor, the Certificate Registrar, the Trustee, the Securities Administrator and the Paying Agent shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless a Responsible Officer of the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Certificate Registrar shall be entitled, but not obligated, to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Depositor, the Certificate Registrar, the Securities Administrator, the Trustee and the Paying Agent shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

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The following legend shall appear on all Residual Certificates:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR, ON BEHALF OF THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R] [LT-R] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [LT-R] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(g)           Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

(h)           Neither the Seller nor the Depositor shall be the Holder of any Subordinate Certificates.

Section 3.04         Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

Section 3.05         Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal

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Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor, the Certificate Registrar or the Securities Administrator) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Trustee or any agent in connection therewith.

Section 3.06         Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

Section 3.07         Temporary Certificates.

(a)           Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)           If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08         Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder.  The Trustee hereby appoints the Securities Administrator as the initial Paying Agent.  The Trustee shall cause any Paying Agent, other than the Securities Administrator or itself, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Securities Administrator, and the Securities Administrator as initial Paying Agent hereby agrees with the Trustee, that such Paying Agent will hold all sums held by it for the

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payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator.  If the Paying Agent is not the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09         Book-Entry Certificates.

(a)           Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)            the provisions of this Section 3.09 shall be in full force and effect;

(ii)           the Certificate Registrar, the Securities Administrator, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)           to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)          the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)           Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator or the Trustee, as the case may be, shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)           If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a “Book-Entry Termination”), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event

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and of the availability of Definitive Certificates to Certificate Owners.  Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates.  None of the Depositor, the Certificate Registrar, the Securities Administrator, the Paying Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01         Custodial Accounts; Distribution Account.

(a)           On or prior to the Closing Date, each Servicer will be required to establish and maintain one or more Custodial Accounts, as provided in the related Servicing Agreements, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under the related Servicing Agreement, shall be deposited.  On each Servicer Remittance Date, the Servicers will remit to the Securities Administrator, for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Servicing Agreement.

(b)           The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee for the benefit of Sequoia Mortgage Trust 2012-6 Holders of Mortgage Pass-Through Certificates.”  The Securities Administrator shall hold the Distribution Account and all money and other property therein in trust for the benefit of the Certificateholders. The Securities Administrator shall, promptly upon receipt from the Servicers on each Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)            the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Servicing Agreements;

(ii)          any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Master Servicer Compensating Interest Payments with respect to the Mortgage Loans not paid by the Servicers or the Servicing Administrator; and

(iii)          any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)           In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

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(d)           On each Distribution Date and the final Distribution Date of the Certificates in accordance with Section 7.01, the Securities Administrator, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02.  The Securities Administrator may, with the consent of the Depositor, from time to time withdraw from the Distribution Account and pay to itself, the Master Servicer, the Trustee, the Custodian, the Servicers or the Servicing Administrator any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to clauses (A) and (B) of the definition of Available Distribution Amount.

(e)           Funds in the Distribution Account for the period from each Servicer Remittance Date to the related Distribution Date shall, if invested, be invested in Eligible Investments selected by the Securities Administrator, which shall mature not later than the Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee in trust for the benefit of the Trustee and Holders of the Sequoia Mortgage Trust 2012-6 Certificates. All income and gain realized from any Eligible Investment in the Distribution Account shall be compensation to the Securities Administrator. The Securities Administrator shall deposit the amount of any losses incurred in respect of any such investments out of its own funds, without any right of reimbursement therefor, immediately as realized.

Section 4.02         Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicers) (the “Distribution Date Statement”):

(a)           the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)           the amount of the distributions set forth in clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)           the amount of the distributions set forth in clause (a) allocable to interest;

(d)           the amount of any unpaid Interest Shortfall, Net Prepayment Interest Shortfalls and Relief Act Shortfalls with respect to each Class of Certificates;

(e)           the Class Principal Amount of each Class of Certificates (other than the Interest-Only Certificates) and the Class Notional Amount of the Interest-Only Certificates, in each case after giving effect to the distribution of principal on that Distribution Date;

(f)            the Aggregate Stated Principal Balance of the Mortgage Loans at the beginning and at the end of the related Prepayment Period, the Mortgage Rates (in incremental ranges) and the weighted average remaining term of the Mortgage Loans;

(g)           the aggregate Substitution Amount and the aggregate Repurchase Price deposited into the Distribution Account with respect to the Mortgage Loans , which information may be presented in a footnote;

(h)           the Senior Percentage and the Subordinate Percentage for the following Distribution Date;

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(i)           the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

(j)           the amount of the Master Servicing Fee and the Servicing Fee paid to or retained by the Master Servicer and each Servicer, respectively, and the amount of any fees paid to the Securities Administrator, Custodian and the Trustee;

(k)          the aggregate amount of Advances for the related Due Period;

(l)           the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(m)         the amount of cash flow received for such Distribution Date, and the sources thereof;

(n)          for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan as of the close of business on the last day of the related Due Period;

(o)          the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

(p)          the amount of Realized Losses incurred during the preceding calendar month;

(q)          the cumulative amount of Realized Losses incurred since the Closing Date;

(r)           the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(s)          the Certificate Interest Rate for each Class of Certificates and the Net WAC Rate for that Distribution Date;

(t)           any Servicing Modifications with respect to any Mortgage Loan during the related Due Period;

(u)          the applicable Record Date, Accrual Period and calculation date for each Class of Certificates and such Distribution Date;

(v)          the amount on deposit in the Distribution Account as of such Distribution Date (after giving effect to distributions on such date) and as of the prior Distribution Date;

(w)         the nature of any material breach of a representation and warranty relating to the characteristics of the Mortgage Loans or any transaction covenants;

(x)           the amount of Advances and Servicing Advances reimbursed during the related Due Period;

(y)           the amount of any Subsequent Recoveries;

(z)           the amount of any fees, charges and costs paid or reimbursed to the Master Servicer and the Custodian from the Distribution Account pursuant to this Agreement or the Custodial Agreement;

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(aa)         the amounts of any Master Servicer Compensating Interest Payments and Servicer Compensating Interest Payments for such Distribution Date;

(bb)         whether the Step-Down Test has been satisfied for such Distribution Date;

(cc)         the status and outcome of the Mortgage Loan review conducted pursuant to Section 2.05(b); and

(dd)         the status and outcome of the review conducted pursuant to Section 2.08(b), as reported to the Securities Administrator.

On each Distribution Date, the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

In addition to the information listed above, such Distribution Date Statement shall also include such other information as is required to be reported on Form 10-D by Item 1121(a) and (b) (§229.1121) of Regulation AB.

The Securities Administrator shall make such reports, any Form 10-K's and Form 10-D's relating to the Certificates filed under the Exchange Act and such other loan level information as the Depositor and the Securities Administrator shall agree available each month via the Securities Administrator’s website at http://www.ctslink.com.  Assistance in using the website may be obtained by calling the Securities Administrator’s customer service desk at 1-866-846-4526.  Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such.  In preparing or furnishing the foregoing information to the Certificateholders, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information listed above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company (which request, if received by the Trustee or the Certificate Registrar, shall be promptly forwarded to the Securities Administrator), the Securities Administrator shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that (i) such Certificateholders shall pay in advance for the Securities Administrator’s actual expenses incurred in providing such reports and access and such expenses shall not be paid by the Trust Fund and (ii) the

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Securities Administrator shall provide such information and documentation only to the extent that the Securities Administrator would not be in violation of any applicable privacy laws.

Section 4.03         Rule 17g-5 Compliance.

(a)          The Rule 17g-5 Information Provider shall, upon receipt of an NRSRO certification in the form of Exhibit O, make available on its Rule 17g-5 Website solely to the Depositor, each Rating Agency and to any NRSRO the following items, but only to the extent such items are delivered to it by electronic mail to rmbs17g5informationprovider@wellsfargo.com, specifically with a subject reference of “SEMT 2012-6” and an identification of the type of information being provided in the body of such notice, or any other delivery method established or approved by the Rule 17g-5 Information Provider if or as may be necessary or beneficial:

(i)          any Rating Agency Information provided to the Rule 17g-5 Information Provider in accordance with Sections 6.06, 6.07, 6.14, 9.01, 9.02, 11.03 and 11.12 of this Agreement, as well as reports prepared in accordance with Sections 6.21, 6.22, 6.23 and 6.24 (provided that the Rule 17g-5 Information Provider shall not be required to post to its Rule 17g-5 Website any such information previously posted to and available on the Securities Administrator’s website);

(ii)         any notice of any amendment that modifies the procedures herein relating to Exchange Act Rule 17g-5 pursuant to this Agreement; and

(iii)        a summary of any oral conversation with a Rating Agency regarding any Mortgage Loan, any Mortgaged Property or any REO Property, to the extent required to be provided pursuant to Rule 17g-5.

The foregoing information shall be made available by the Rule 17g-5 Information Provider on its Rule 17g-5 Website. Such information shall be posted to the Rule 17g-5 Website on the same Business Day as it is received, provided that such information is received by 12:00 p.m. (eastern time) or, if received after 12:00 p.m., on the next Business Day. The Rule 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the requirements of this Agreement, or otherwise is or is not anything other than what it purports to be. The Rule 17g-5 Information Provider shall not be deemed to have obtained actual knowledge of any information by virtue of the receipt and posting of such information to the Rule 17g-5 Website. Further, notwithstanding anything to the contrary herein, in the event the Depositor determines that any information previously posted to the Rule 17g-5 Website should not have been posted thereto pursuant to the terms of this Agreement, the Depositor shall direct the Rule 17g-5 Information Provider in writing to remove such information from the Rule 17g-5 Website, such written notice to specify the information to be so removed. The Rule 17g-5 Information Provider (i) shall have no obligation or duty to verify, confirm or otherwise determine the accuracy of the information contained in such written direction, (ii) shall be entitled to rely fully upon such written direction and (iii) shall not be held liable in connection with removing any such information from the Rule 17g-5 Website upon the receipt of such written direction.

The Rule 17g-5 Information Provider shall provide a mechanism to notify any party that has submitted an NRSRO Certification each time the Rule 17g-5 Information Provider posts an additional document to the Rule 17g-5 Website.

In connection with providing access to the Rule 17g-5 Website, the Rule 17g-5 Information Provider may require registration and the acceptance of a disclaimer. The Rule 17g-5 Information Provider shall not be liable for the dissemination of information in accordance with the terms of this Agreement, makes no representations or warranties as to the accuracy or completeness of such information being made available, has no obligation to review such information, and assumes no

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responsibility for such information. The Rule 17g-5 Information Provider shall not be liable for its failure to make any information available to each Rating Agency or NRSROs unless such information was delivered to the Rule 17g-5 Information Provider at the email address specified in writing to the Depositor, with a subject heading of “SEMT 2012-6” and sufficient detail to indicate that such information is required to be posted on the Rule 17g-5 Website.

If any NRSRO that has previously submitted an NRSRO Certification and whose NRSRO Certification has been accepted, notifies the Rule 17g-5 Information Provider that it is unable to access information posted to the Rule 17g-5 Website and such access issue is determined to be the result of a problem with the Rule 17g-5 Website, if such access issue is not resolved within one Business Day of such determination, the Rule 17g-5 Information Provider shall so notify the Depositor.

(b)          Each of the Master Servicer and the Trustee hereby agrees that, except as otherwise expressly permitted herein, it shall not communicate with (including verbally) or provide information to a Rating Agency without the prior consent of and consultation with the Depositor, and that any permitted communication by it to a Rating Agency will be made by it only in the manner prescribed by the procedures established by the Depositor to ensure compliance with Rule 17g-5 under the Exchange Act, including to the extent set forth herein, providing any such communications to the Depositor for posting on the Rule 17g-5 Website pursuant to this Section 4.03 prior to communicating with such Rating Agency.

Section 4.04         Rule 15Ga-1 Compliance.

(a)           To the extent a Responsible Officer of the Master Servicer receives a demand for the repurchase or substitution of a Mortgage Loan based on a breach of a representation or warranty made by the Seller or the Originator of such Mortgage Loan (each, a “Demand”), the Master Servicer agrees (i) if such Demand is in writing, promptly to forward such Demand to the Trustee, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Trustee. To the extent a Responsible Officer of the Trustee receives a Demand, it shall provide the Depositor with prompt written notice of such Demand.

(b)          In connection with the repurchase or substitution of a Mortgage Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand (i) the Master Servicer agrees, to the extent a Responsible Officer of the Master Servicer has actual knowledge thereof, promptly to notify the Trustee in writing, and (ii) the Trustee agrees, to the extent a Responsible Officer of the Trustee has actual knowledge thereof, promptly to notify the Depositor in writing.

(c)          With respect to Rule 15Ga-1 of the Exchange Act, to the extent in its possession, the Trustee shall provide the Depositor with any applicable information relating to a Demand (the “Rule 15Ga-1 Information”) in a timely manner so as to enable the Depositor to meet its reporting obligations under Rule 15Ga-1. The Depositor shall be entitled conclusively to rely on the Rule 15Ga-1 Information provided to it by the Trustee in connection with the compilation by the Depositor of the Rule 15Ga-1 Information required to be reported on Form 10-D. For the avoidance of doubt, the Depositor shall have sole responsibility for compiling the Rule 15Ga-1 Information required to be reported on Form 10-D, and the Securities Administrator shall be entitled conclusively to rely on any Rule 15Ga-1 Information provided to it by the Depositor for inclusion on each Form 10-D. Other than with respect to the obligations of the Trustee in this Section 4.04, the Trustee shall have no responsibility or liability in connection with any filing required to be made by the Depositor pursuant to Rule 15Ga-1 of the Exchange Act.

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ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01         Distributions Generally.

(a)           Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent on behalf of the Trustee shall make distributions to holders of Certificates as of the related Record Date in accordance with this Article V.  Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000, or in the case of any Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.  Notwithstanding such final payment of principal of any of the Certificates, each Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Certificates and at such time such final payment in retirement of any Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office.  If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)           All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

Section 5.02         Distributions From the Distribution Account.

(a)           Subject to Sections 5.02(b) and (c), on each Distribution Date, the Available Distribution Amount, to the extent received by the Securities Administrator, shall be withdrawn by the Paying Agent from funds in the Distribution Account and allocated among the Classes of Senior Certificates and Subordinate Certificates in the following order of priority:

(i)            to the Senior Certificates, pro rata, such Class’s Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(ii)           to the Class A-1 and Class A-2 Certificates, the Senior Principal Distribution Amount, pro rata in accordance with their respective Class Principal Amounts until their respective Class Principal Amounts have been reduced to zero;

(iii)          to the Class B-1 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(iv)          to the Class B-1 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

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(v)           to the Class B-2 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(vi)          to the Class B-2 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(vii)         to the Class B-3 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(viii)        to the Class B-3 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(ix)          to the Class B-4 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(x)            to the Class B-4 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(xi)          to the Class B-5 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(xii)         to the Class B-5 Certificates, such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero; and

(xiii)        to the Class LT-R Certificates and the Class R Certificates, any remaining amount of the Available Distribution Amount allocated as provided in Section 5.02(d).

(b)           On each Distribution Date on and after the Credit Support Depletion Date, the Senior Principal Distribution Amount shall be distributed to the Senior Certificates (other than the Class A-IO1, Class A-IO2 and Class A-IO3 Certificates) pro rata in accordance with their respective Class Principal Amounts.

(c)           Notwithstanding the priority and allocation set forth in Section 5.02(a), if with respect to any Class of Subordinate Certificates other than the Class B-1 Certificates on any Distribution Date the sum of the Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a lower payment priority than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of principal shall be made to any such Classes. The Subordinate Principal Distribution Amount shall be allocated among the Classes of Subordinate Certificates having higher payment priorities than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a) above.

(d)          Amounts distributed to the Residual Certificates pursuant to Section 5.02(a)(xiii) on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date; provided, however, that the Class LT-R Certificate shall be entitled to any amounts representing net gain resulting from the sale of any REO Properties or other Liquidation Proceeds due to the Residual Certificates with respect to the Mortgage Loans.

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(e)           For purposes of distributions of interest in Section 5.02(a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

(f)            Amounts distributed to the Certificates (other than the Class LT-R Certificate) pursuant to this Section shall be deemed to have first been distributed from the Lower Tier REMIC to the Upper Tier REMIC in respect of the Lower Tier REMIC regular interests in accord with the distribution provisions for the Lower Tier REMIC set forth in the Preliminary Statement.

Section 5.03         Allocation of Losses.

(a)           On or prior to each Distribution Date, the Master Servicer shall calculate the aggregate Realized Losses for such Distribution Date based on the information with respect to losses as reported to it by each Servicer.

(b)           On each Distribution Date, the Securities Administrator shall allocate the principal portion of Realized Losses as follows:

first, to the Classes of Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class B-5 Certificates and ending with the Class B-1 Certificates) until the Class Principal Amount of each such Class is reduced to zero; and

second, to the Class A-1 and Class A-2 Certificates, pro rata, until their respective Class Principal Amounts have been reduced to zero.

(c)           On each Distribution Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the lowest payment priority shall be reduced on each Distribution Date by the Certificate Writedown Amount and if no Subordinate Certificates are then outstanding the Class Principal Amounts of the Class A-1 and Class A-2 Certificates shall be reduced, pro rata in accordance with their respective Class Principal Amounts, by the Certificate Writedown Amount.

(d)           Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(e)           Subsequent Recoveries in respect of the Mortgage Loans shall be distributed to the Certificates still outstanding, in accordance with Section 5.02, and the Class Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Certificate Writedown Amount or Realized Loss will be increased, pro rata in accordance with their respective Class Principal Amounts in the case of the Senior Certificates (other than the Class A-IO1, Class A-IO2 and Class A-IO3 Certificates), and sequentially in order of seniority, in the case of the Subordinate Certificates, by the lesser of (i) the amount of such Subsequent Recovery (reduced by any amounts applied for this purpose to more senior-ranking Certificates) and (ii) the Realized Loss amount previously allocated to such Class.

(f)           Realized Losses and the amount of any Certificate Writedown Amount allocated by this Section to a Class of Certificates shall be allocated to the corresponding Lower Tier REMIC Interest and shall reduce the Class Principal Amount of such Lower Tier REMIC Interest to the same extent that the Class Principal Amount of such Class of Certificates is reduced pursuant to the provisions of this Section. Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of subsection 5.03(e) shall be deemed to have been distributed to the corresponding Lower Tier REMIC Interest. To the extent that the Class Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of subsection 5.03(e), the principal balance of the corresponding Lower Tier REMIC Interest shall be increased by the same amount.

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(g)         Any Class of Certificates or Lower-Tier Interest whose Class Principal Amount has been reduced to zero due to the allocation of Realized Losses will nonetheless remain outstanding under this Agreement and will continue to be entitled to receive Subsequent Recoveries until the termination of the Trust Fund; provided, however, that no such Class of Certificates will have voting rights with respect to matters under this Agreement requiring or permitting actions to be taken by any Certificateholders.

Section 5.04         Servicer Obligations.

In the event of any inconsistency between this Agreement and a Servicing Agreement with respect to obligations of a Servicer, the provisions of the applicable Servicing Agreement shall govern such obligations.

Section 5.05         Advances by Master Servicer.

If any Servicer (other than Cenlar FSB) or the Servicing Administrator fails to remit any Advance required to be funded under the applicable Servicing Agreement, the Master Servicer shall itself fund, or shall cause the successor Servicer or successor Servicing Administrator to fund, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer or the Servicing Administrator) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Master Servicer, each Servicer (other than Cenlar FSB) and the Servicing Administrator shall be entitled to be reimbursed for all Advances funded by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is nonrecoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is nonrecoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee to such effect.

Section 5.06         Master Servicer Compensating Interest Payments.

The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Master Servicer Compensating Interest Payment for such Distribution Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

ARTICLE VI

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

Section 6.01         Duties of Trustee and the Securities Administrator.

(a)           The Trustee, except during the continuance of an Event of Default, and the Securities Administrator each undertake to perform their respective duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee and the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator, as the case may be. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b)           Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator, as applicable, which are specifically required to be furnished pursuant to

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any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee or the Securities Administrator pursuant to this Agreement and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant this Agreement.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee or the Securities Administrator, as applicable, shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee’s or the Securities Administrator’s satisfaction, the Trustee or the Securities Administrator, as applicable, will provide notice thereof to the Certificateholders and take such further action as directed by the Certificateholders pursuant to Sections 6.02(d) and 6.02(f).

(c)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)            The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)           For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)          For all purposes under this Agreement, except when the Master Servicer is the Securities Administrator, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator or payment on a Distribution Date when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)          No provision of this Agreement shall require the Trustee or the Securities Administrator (regardless of the capacity in which it is acting) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Depositor, the Master Servicer or any other Person under this Agreement, the Servicing Agreements or the Custodial Agreement; and

(v)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be responsible for any act or omission of the Master Servicer (other than, in the case of the Securities Administrator, as provided in the next sentence), the Depositor, the Seller, the Servicers, the Custodian or the Controlling Holder. If the Master Servicer is the Securities Administrator, the Securities Administrator shall be responsible for any act or omission of the Master Servicer.

(d)           The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon

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it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the applicable Servicer (with a copy to the Master Servicer) upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)           None of the Trustee, the Securities Administrator or the Master Servicer shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, the Securities Administrator or the Master Servicer or exercising any trust or power conferred upon the Trustee, the Securities Administrator or the Master Servicer under this Agreement.

(f)            Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Servicing Agreement except, with respect to the Master Servicer, during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)           Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to record, file, or deposit this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to maintain any such recording or filing or depositing or to undertake any rerecording, refiling or redepositing of any thereof, (B) to procure or maintain any insurance, (C) to pay or discharge any tax, assessment, or other governmental charge or penalty or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement or any Servicing Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(h)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, unless it shall be proved that the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, was negligent in ascertaining the pertinent facts.

(i)            Notwithstanding anything in this Agreement to the contrary, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j)            Neither the Trustee nor the Securities Administrator (regardless of the capacity in which it is acting) shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.

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(k)           The duties and obligations of the Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar shall be determined solely by the express provisions of this Agreement, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar and, in the absence of bad faith on the part of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such party that conform to the requirements of this Agreement.

Section 6.02         Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(a)           Before taking or refraining from taking any actions hereunder, each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(c)           Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(d)           Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates or such other percentage specified in Section 2.05 with respect to actions described in Section 2.05; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding.  Except as otherwise provided in Section 2.05, the reasonable expense thereof shall be paid by the party requesting such investigation and shall not be paid by the Trust Fund; and, provided further, that in the case of an alleged breach of an Originator's representations and warranties, the provisions of Section 2.05 must be satisfied.

(e)           Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment; provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein; provided further that the Trustee shall not be responsible for the duties and obligations of Wells Fargo Bank, N.A. in its capacity as any of the

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Custodian, the Paying Agent, the Authenticating Agent, the Securities Administrator or the Certificate Registrar under this Agreement or the Custodial Agreement, as applicable;

(f)           Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, and the Trustee shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, security or indemnity reasonably satisfactory to the Trustee or the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

(g)          The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act;

(h)          Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

(i)            Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation (including, but not limited to, reviewing any reports delivered to the Trustee in connection with the review of the Trustee Mortgage Files and the Trustee Credit Files) as to the occurrence of any condition requiring the repurchase of any Mortgage Loan pursuant to this Agreement, the Mortgage Loan Purchase and Sale Agreement, the Purchase Agreements or the Servicing Agreements, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement including, without limitation, whether any mortgage loan is a Qualified Substitute Mortgage Loan, except as set forth in Section 2.05 with respect to the Trustee.

In the event either the Trustee or the Securities Administrator deems the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator, as applicable, may require prior to such action that it be provided by the Depositor with reasonable further written instructions.

Section 6.03         Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement, the Custodial Agreement, the Purchase Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement or the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan or related document, save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.  The recitals contained herein and in the Certificates (other than the signature of the Trustee on the Certificates and the acknowledgements of the Trustee contained in Article II) shall not be taken as the statements of the Trustee and the Trustee does not assume any responsibility for their correctness. Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or of funds paid to the Depositor in consideration of the sale of the Mortgage Loans to the Trustee by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates.  Neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any

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financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 6.04         Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator (and any Affiliate or agent of either of them) in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such Affiliate or agent, as applicable.

Section 6.05         Eligibility Requirements for Trustee and Securities Administrator.

The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Master Servicer, any Servicer or the Servicing Administrator.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

The Securities Administrator hereunder shall at all times (i) be an institution authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, (ii) be rated at least “A/F1” by Fitch and at least “A2/P-1” by Moody’s, or if not rated by Fitch or Moody’s, the equivalent rating by KBRA or S&P, and (iii) not be the Depositor, an Affiliate of the Depositor or, other than in the case of the initial Securities Administrator, the originator or servicer of any of the Mortgage Loans.

Section 6.06         Resignation and Removal of Trustee and the Securities Administrator.

(a)           Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving 60 days’ written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.  In the case of any such resignation by the Securities Administrator, if no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 6.06, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement and shall be entitled to the fees of the Securities Administrator for so long as the Trustee performs such duties; provided, however, that the Trustee may engage a qualified entity to perform the duties of the Securities Administrator under Sections 6.21, 6.22, 6.23, 6.24 and 11.16 of this Agreement. The successor trustee shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicers, the Servicing Administrator and the Master Servicer of any change of Trustee and the successor securities administrator shall notify each Rating Agency through the

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Rule 17g-5 Information Provider, the Servicers, the Servicing Administrator and the Master Servicer of any change of Securities Administrator.

(b)           If at any time any of the following events shall occur: (i) the Trustee or the Securities Administrator ceases to be eligible in accordance with the provisions of Section 6.05 and fails to resign after written request therefor by the Depositor, (ii) the Securities Administrator fails to perform its obligations pursuant to Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Securities Administrator by the Trustee or the Depositor, (iii) the Securities Administrator fails to provide a Back-up Certificate, Assessment of Compliance or an Accountant’s Attestation required under Sections 6.21, 6.23 and 6.24, respectively, by March 15 of each year in which Exchange Act reports are required, (iv) the Trustee or the Securities Administrator becomes incapable of acting, or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property is appointed, or any public officer takes charge or control of the Trustee or the Securities Administrator or of the property or affairs of either for the purpose of rehabilitation, conservation or liquidation, (v) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (vi) the continued use of the Trustee or the Securities Administrator would result in a downgrading of the rating by a Rating Agency of any Class of Certificates with a rating; then, in each such case, the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer. If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Depositor shall direct the Trustee to remove the Master Servicer in accordance with the provisions of Section 6.14, and the Trustee promptly upon such direction shall remove the Master Servicer in accordance therewith.

(c)           The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable, and one copy to the Master Servicer. The Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

(d)           Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall only become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

Section 6.07         Successor Trustee and Successor Securities Administrator.

(a)           Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein.  The predecessor trustee shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder), all Trustee Mortgage Files and Trustee Credit Files and documents and statements related to each Trustee Mortgage File and Trustee Credit File held by it hereunder, the predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to

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effect such transfer and the predecessor trustee or the predecessor securities administrator, as applicable, shall deliver such of the records or copies thereof maintained by the predecessor trustee or predecessor securities administrator, as applicable, in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations. The predecessor securities administrator shall also deliver to the Depositor the Back-up Certificate with respect to the portion of the calendar year in which the predecessor securities administrator acted as Securities Administrator hereunder.

(b)           No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee or successor securities administrator, as applicable, shall be eligible under the provisions of Section 6.05.

(c)           Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section 6.07, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency through the Rule 17g-5 Information Provider.  The expenses of such mailing shall be borne by the the predecessor trustee or predecessor securities administrator, as applicable; provided, if such party has been removed without cause, such expenses will be borne by the Trust Fund.

Section 6.08         Merger or Consolidation of Trustee or Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the corporate trust business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the applicable provisions of Section 6.05.

Section 6.09         Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)           Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Master Servicer to make Advances pursuant to Section 5.05 hereof shall not be affected or assigned by the appointment of a co-trustee.

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(b)           Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)            all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)           all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)           no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)          the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)           Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)           No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)            The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)           The Trust Fund shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee).

Section 6.10         Authenticating Agents.

(a)           The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator hereby accepts such

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appointment.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a national banking association or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.

(b)           Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)           Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee or in accordance with the provisions of this Agreement.

Section 6.11         Indemnification of the Trustee, the Securities Administrator and the Master Servicer.

Subject to the limitations described in clause (C) of the definition of Available Distribution Amount, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, both in its individual capacity and in its capacity as Trustee hereunder, and Wells Fargo Bank, N.A., both in its individual capacity and in its capacities as Securities Administrator, Certificate Registrar, Paying Agent, Authenticating Agent and Master Servicer hereunder, and each of their respective directors, officers, employees and agents shall be indemnified and held harmless by, and entitled to reimbursement from, the Trust Fund for any claim, loss, liability, damage, cost or expense, including without limitation any reasonable legal fees and expenses and any extraordinary or unanticipated expense, incurred or expended (without negligence or willful misconduct on its or their part) in connection with, (a) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves or for the sake of the Trust Fund any legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Trust Fund, this Agreement, the Purchase Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement, the Custodial Agreement, the Mortgage Loans or other assets of the Trust Fund, or the Certificates (including without limitation the initial offering, any secondary trading and any transfer and exchange of the Certificates), (b) the acceptance or administration of the trusts created hereunder, (c) the performance or exercise or the lack of performance or exercise of any or all of its or their powers, duties, rights, responsibilities, or privileges hereunder, including without limitation (i) complying with any new or updated laws or regulations directly related to the performance by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, of its obligations under this Agreement and (ii) addressing any bankruptcy in any way related to or affecting this Agreement, the Purchase Agreements, the Servicing Agreements, the Custodial Agreement, the Mortgage Loan Purchase and Sale Agreement or any party to such agreements, including, as applicable, all costs incurred in connection with the use of default specialists

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within or outside Christiana Trust, a division of Wilmington Savings Fund Society, FSB (in the case of Christiana Trust, a division of Wilmington Savings Fund Society, FSB personnel, such costs to be calculated using standard market rates), in the case of the Trustee, or Wells Fargo Bank, N.A. (in the case of Wells Fargo Bank, N.A. personnel, such costs to be calculated using standard market rates), in the case of the Master Servicer and the Securities Administrator. As of the Startup Day, no such indemnifications or expense reimbursements are expected to be paid from the Trust Fund and it is intended that if such payments are ever made that they be characterized for purposes of the REMIC Provisions as "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).

In connection with any claim as to which indemnification is to be sought hereunder:

(i)            the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall give the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall have knowledge thereof; provided that failure of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, to provide such written notice shall not relieve the Trust Fund of the obligation to indemnify the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, under this Section 6.11;

(ii)           while maintaining control over its own defense, the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

(iii)          notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The indemnification obligations set forth in this Section shall survive the discharge of this Agreement and the termination or resignation of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable.

Section 6.12         Fees and Expenses of the Securities Administrator, the Certificate Registrar, the Paying Agent, Authenticating Agent, the Trustee and the Custodian.

(a)           Compensation for the services of the Securities Administrator, the Certificate Registrar, the Paying Agent and the Authenticating Agent hereunder shall be paid from the Master Servicing Fee. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

(b)           As compensation for its services hereunder, the Trustee shall be entitled to receive a Trustee fee equal to $3,500 per annum, which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and the Master Servicer. Each successor master servicer and each successor trustee hereby agree to be bound by the terms of such agreement. Any costs and expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

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(c)           The Master Servicer shall pay, from the Master Servicing Fee, the fees and expenses of the Custodian as specified in the Custodial Agreement, and if the Custodial Agreement is terminated, the Master Servicer shall pay such fees and expenses of any successor custodian pursuant to a new custodial agreement to be entered into among the Depositor, the Seller, the Trustee, the successor custodian and the Master Servicer.

Section 6.13         Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee and the Securities Administrator may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by it pursuant to this Agreement.  The Trustee or the Securities Administrator, as applicable, shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

Section 6.14         Events of Default; Trustee to Act; Appointment of Successor.

(a)           The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)            Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.02 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby;

(ii)           Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (vii) and (viii) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates (or in the case of a breach of its obligation to provide an Item 1123 Certificate, an Assessment of Compliance or an Accountant’s Attestation pursuant to Sections 6.22, 6.23 and 6.24, immediately without a cure period);

(iii)          A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or a Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer;

(iv)          The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property;

(v)           The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(vi)          The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or

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merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof;

(vii)       If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates;

(viii)      A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates;

(ix)         The purchase or holding of any Certificates by the Master Servicer or any master servicer transferee that is an insured depository institution (as such term is defined in the Federal Deposit Insurance Act) such that the Master Servicer or such master servicer transferee is required to consolidate any assets of the issuing entity on its financial statements under U.S. generally accepted accounting principles;

(x)          Any failure of the Master Servicer to make any Advances when such Advances are due, which failure continues unremedied for a period of one Business Day.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time as prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed in writing by Certificateholders evidencing either (i) more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or (ii) 50% of the aggregate Class Principal Amount of the Subordinate Certificates, or upon the occurrence of an Event of Default described in clause (x) of this Section, shall, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof; provided, however, that in the case of the preceding clause (ii), the Trustee shall provide written notice to all of the Certificateholders within two Business Days of receiving such direction and shall not terminate the Master Servicer if, within 30 days of sending such written notice, the Trustee has received contrary instructions from Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificateholders. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated pursuant to this Section 6.14 shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending this Agreement, if necessary.

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If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Trustee shall direct the Depositor to remove the Securities Administrator in accordance with the provisions of Section 6.06(b), and the Depositor promptly upon such direction shall remove the Securities Administrator in accordance therewith.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination. The successor master servicer shall not be required to purchase or reimburse the terminated Master Servicer's Advance receivables. For the avoidance of doubt, to the extent that the terminated Master Servicer and a successor master servicer have each made Advances in respect of the same Mortgage Loan, recovered amounts shall be used to reimburse the terminated Master Servicer and a successor master servicer in the order in which such Advances were made.

When a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall promptly notify the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider of the nature and extent of such Event of Default. The Trustee or the Securities Administrator shall promptly give written notice to the Master Servicer upon the Master Servicer’s failure to fund Advances as required under this Agreement.

(b)          On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the written resignation of the Master Servicer pursuant to Section 9.06, the Trustee, unless, in either case, another master servicer shall have been appointed by the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances in accordance with Section 5.04; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. The Trustee shall have no responsibility for any act or omission of the Master Servicer other than any act or omission performed by the Trustee in its capacity as a successor master servicer. In addition, the Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee’s capacity as successor master servicer, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation for acting as successor master servicer hereunder, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee, subject to Section 6.14(d).

(c)          Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000, which is a Fannie Mae or Freddie Mac-approved master servicer, and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties and liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity, shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.

The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the master servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the

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assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and transferring to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or which should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor master servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor master servicer to cooperate as required by this Agreement, (iii) the failure of the predecessor master servicer to deliver the Mortgage Loan data to the Securities Administrator as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the predecessor master servicer. No successor master servicer (other than the Trustee, with respect to the failure of the Trustee to cooperate as set forth in subclause (ii) below) shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Securities Administrator to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee or the Securities Administrator to cooperate as required by this Agreement.

Any successor master servicer shall execute and deliver to the Depositor, the Seller and the predecessor master servicer the certification required pursuant to the first sentence of Section 6.20(e).

(d)          In connection with such appointment and assumption of a successor master servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.

(e)          To the extent that the costs and expenses incurred by the Trustee in connection with any alleged or actual default by the Master Servicer, the termination of the Master Servicer, any appointment of a successor master servicer and/or any transfer and assumption of master servicing by the Trustee or any successor master servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any alleged or actual default by the Master Servicer, the evaluation of the potential termination and/or the actual termination of the Master Servicer and the appointment of a successor master servicer and (ii) all Master Servicing Transfer Costs) are not fully and timely reimbursed by the terminated master servicer, then (a) the successor master servicer shall deduct such amounts from any amounts that it otherwise would have paid to the predecessor master servicer in reimbursement of outstanding Advances, and the successor master servicer shall reimburse itself and the Trustee for any unreimbursed costs and expenses, and (b) if the Trustee is not required to be reimbursed by the Master Servicer or if such costs and expenses are not satisfied pursuant to clause (a) within 90 days, then the Trustee and the successor master servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account, subject to the limitations described in clause (C) of the definition of Available Distribution Amount.

Section 6.15         Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

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Section 6.16         Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any event of default of a Servicer or the Servicing Administrator under the related Servicing Agreement or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any Advances or any required deposit to the Distribution Account that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any event of default under a Servicing Agreement or Event of Default hereunder arising therefrom shall be deemed to have been remedied for every purpose of the related Servicing Agreement and/or this Agreement, as applicable.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17         Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee (i) so long as the Master Servicer and the Securities Administrator are not the same Person, shall promptly notify the Securities Administrator in writing, and (ii) shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the date when a Responsible Officer of the Trustee has actual knowledge of the occurrence of any Event of Default, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.18         Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Sections 6.16 and 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as Master Servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, (a) determines that the action or proceeding so directed may not lawfully be taken or (b) in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19         Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give prompt written notice thereof to the Master Servicer.

Section 6.20         Preparation of Tax Returns and Other Reports.

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(a)           The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof.  If the Securities Administrator is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession).  The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law. The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

(b)           The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method.  The Securities Administrator shall also file a Form 8811 as required.  The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Depositor.  The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders.  The Master Servicer shall cause each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

Section 6.21         Reporting to the Commission.

Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no.”  The Securities Administrator shall be entitled to rely on such representations in preparing and/or filing any such report.

(a)           Reports Filed on Form 10-D.

(i)            Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto.  Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit L hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

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(ii)           As set forth on Exhibit L hereto, within 5 calendar days after the related Distribution Date, (1) the parties set forth thereon shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com, with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit I hereto (an “Additional Disclosure Notification”) and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

(iii)           After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor for review.  The Securities Administrator will provide a copy of the Form 10-D to the Depositor by the 11th calendar day after the related Distribution Date. On the 12th calendar day after the related Distribution Date, the Depositor will provide any changes or approval to the Securities Administrator (which may be furnished electronically).  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the filing of the Form 10-D.  No later than the 13th calendar day after the related Distribution Date, a duly authorized representative of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section 6.21.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator.  Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 6.21(a) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(b)           Reports Filed on Form 10-K.

(i)            On or prior to the 90th day after the end of each fiscal year of the Trust Fund or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust Fund ends on December 31st of each year), commencing in March 2013, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-K required by the Exchange Act, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, the Custodial Agreement and the related Servicing Agreement, (1) the Item 1123 Certificate for each Servicer, each Additional Servicer, the Master Servicer, the Servicing Administrator and the Securities Administrator as described under Section 6.22, (2)(A) the Assessment of Compliance with servicing criteria for each Servicer, the Custodian, each Servicing Function Participant, the Master Servicer, the Servicing Administrator, the Securities Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”), as described under Section 6.23 and the Custodial Agreement and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation

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why such report is not included, (3)(A) the Accountant’s Attestation for each Reporting Servicer, as described under Section 6.24 and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (4) the certification required under Rule 13a-14(d) and 15d-14(d) under the Exchange Act executed by the Depositor (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, Assessment of Compliance or Accountant’s Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (1) through (4) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit M hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit M hereto, no later than March 15 following each fiscal year that the Trust Fund is subject to the Exchange Act reporting requirements, commencing in March 2013, (1) the parties set forth on Exhibit M shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with any applicable Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure or information in the Additional Disclosure Notification on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure or information from the Additional Disclosure Notification in Form 10-K pursuant to this paragraph.

(iii)          After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three (3) business days of receipt, but in no event later than March 25, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form.  No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer in charge of securitization of the Depositor shall sign the Form 10-K and related certifications required under the Exchange Act and return an electronic or fax copy of such documents (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(b) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodian, the Servicers and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

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(c)           Reports Filed on Form 8-K.

(i)            Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit N hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit N hereto, for so long as the Trust Fund is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (1) the parties to this transaction shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed in Exhibit N of their duties under this paragraph and will not solicit from such parties any Form 8-K Disclosure Notification.

(iii)          After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor for review. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the filing of the Form 8-K. No later than noon (New York City time) on the 4th Business Day after the Reportable Event, a duly authorized officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(c) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties. The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)           Delisting; Amendments; Late Filings.

(i)            If the Depositor determines that the requirements for suspension of the Trust Fund’s Exchange Act reporting requirements set forth in Rule 15d-22(b) of the Exchange Act and any other applicable regulation are satisfied, it shall so notify the Securities Administrator. Following receipt of such

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notice, the Securities Administrator shall prepare and file a Form 15 Suspension Notification with respect to the Trust Fund under the Exchange Act (a “Form 15”).  Subsequent to the filing of a Form 15, if the Depositor determines that the Trust Fund has once again become subject to the Exchange Act reporting requirements, then it shall promptly notify the Securities Administrator, and the Securities Administrator shall recommence preparing and filing required Exchange Act reports. Prior to January 30 of the following calendar year, the Securities Administrator shall, if directed to do so by the Depositor, in accordance with industry standards, prepare and file a Form 15.

In connection with any direct offering of Certificates by the Depositor, in an offering registered with the Commission, subsequent to the filing of a Form 15 pursuant to the preceding paragraph: (1) the Depositor shall notify the Securities Administrator in writing not less than 10 days prior to the date on which such offering will be made; (2) the Depositor shall cause to be prepared and filed the initial current report on Form 8-K required to be filed in connection with such offering; (3) the Securities Administrator, as directed by the Depositor, shall file a report on Form 10-D for the Distribution Date following the month in which such offering occurs and, thereafter, any reports on forms 8-K, 10-K and 10-D in respect of the Trust Fund as and to the extent required under the Exchange Act, as set forth in this Section (other than the report referred to in clause (2) above); (4) the Depositor shall be responsible for notifying the other parties to the transaction of such offering and that the obligations of such parties to provide information in connection with the Depositor’s  Exchange Act reporting requirements have been reinstated; and (5) the Depositor shall be responsible for all reasonable fees and expenses incurred by the Securities Administrator in connection with such offering, including its review and approval of any offering document and any amendment to any transaction document made in connection with such offering.

(ii)           In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly, but no later than within one Business Day, notify electronically the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A or 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended to include additional disclosure in connection with any additional Form 10-D disclosure (other than for the purpose of restating any Distribution Date Statement), additional Form 10-K or Form 8-K disclosure information, the Securities Administrator will electronically notify the Depositor and the affected parties and the Securities Administrator shall prepare and file, and such parties will cooperate in the preparation and filing of any necessary Form 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer in charge of securitization of the Depositor.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(d) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Notwithstanding anything to the contrary herein, the Securities Administrator shall not file any Form 8-K, Form 10-D or Form 10-K as to which it has received from the Depositor a notice to the effect that, upon review of the proposed filing, the Depositor does not approve of such filing.

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(e)          Sarbanes-Oxley Certification Back-up.

In connection with the annual certification to be delivered by the Depositor pursuant to Rules 13a-14d and 15d-14(d) of the Exchange Act, each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator shall provide, and each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator shall cause any Servicing Function Participant engaged by it to provide, to the Depositor, by March 15 following each year in which the Trust Fund is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certificate”), in the form attached hereto as Exhibit J (or in such other form attached to the applicable Servicing Agreement), upon which the Depositor and its officers, directors and Affiliates can reasonably rely. In the event that a Servicer, the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certificate to the Depositor pursuant to this Section 6.21(e) with respect to the period of time it was subject to this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be.

The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer the Back-Up Certificate as may be required pursuant to the related Servicing Agreement.

Section 6.22         Annual Statements of Compliance.

(a)          The Master Servicer, the Securities Administrator, the Servicing Administrator and each Servicer shall deliver or otherwise make available (and the Master Servicer, the Securities Administrator, the Servicing Administrator and each Servicer shall cause any Additional Servicer engaged by it to deliver or otherwise make available) to the Depositor, the Trustee and the Securities Administrator on or before March 1 of each year, commencing in March 2013, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, the Servicing Agreement or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

(b)          In the event the Master Servicer, the Securities Administrator or any Additional Servicer engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of an Additional Servicer, as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 6.22 or as required under such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

(c)          The Master Servicer shall enforce any obligation of any Servicer and the Servicing Administrator, to the extent set forth in the related Servicing Agreement, to deliver to the Depositor an Item 1123 Certificate.

Section 6.23         Annual Assessments of Compliance.

(a)          On or before March 1 of each calendar year, commencing in March 2013, the Master Servicer, the Servicing Administrator, the Securities Administrator and each Servicer, each at its own

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expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Securities Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 6.21(b), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

(b)          No later than the end of each fiscal year for the Trust Fund for which a 10-K is required to be filed, each Servicer, the Servicing Administrator and the Master Servicer shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person). When the Master Servicer, each Servicer and the Servicing Administrator (or any Servicing Function Participant engaged by them) submit their Assessments of Compliance to the Securities Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation), pursuant to Sections 6.23 and 6.24, of each Servicing Function Participant engaged by it.

(c)          Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Servicing Administrator, the Securities Administrator, a Servicer, the Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit K or the applicable exhibit to each Servicing Agreement in respect of each Servicer and the Servicing Administrator and notify the Depositor of any exceptions.

(d)          In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 6.23, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers, the Servicing Administrator and the Custodian, to the extent set forth in the related Servicing Agreement or the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.  The Master Servicer shall include all Assessments of Compliance received by it from the Servicers, the Servicing Administrator and the Custodian with its own Assessment of Compliance to be submitted to the Securities Administrator pursuant to this Section.

(f)          The obligations of each party to provide assessments of compliance and attestations under this Section 6.23 and Section 6.24 shall terminate upon the filing of a Form 15 suspension notice on behalf of the Trust Fund, but shall become effective after such a filing if the Trust Fund is required to continue to file reports under the Exchange Act as contemplated in Section 6.21(d)(i).

Section 6.24         Accountant’s Attestation.

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(a)          On or before March 1 of each calendar year, commencing in 2013, the Master Servicer, the Servicing Administrator, the Securities Administrator and each Servicer, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Servicing Administrator, the Securities Administrator, a Servicer or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and to the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s Assessment of Compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

(b)          Promptly after receipt of each Accountant’s Attestation from the Master Servicer, each Servicer, the Servicing Administrator, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review such reports and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)          The Master Servicer shall include each Accountant’s Attestation furnished to it by the Servicers, the Servicing Administrator and the Custodian with its own Accountant’s Attestation to be submitted to the Securities Administrator pursuant to this Section.

(d)          In the event the Master Servicer, the Servicing Administrator, the Securities Administrator, the Custodian, any Servicer or any Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, the Custody Agreement or a Servicing Agreement, as the case may be, such party shall at its own expense cause a registered public accounting firm to provide an Accountant’s Attestation pursuant to this Section 6.24, or other applicable agreement, notwithstanding any such termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers, the Servicing Administrator and the Custodian, to the extent set forth in the related Servicing Agreement and the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the timeframe set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.

Section 6.25         Intention of the Parties and Interpretation; Indemnification.

Each of the parties acknowledges and agrees that the purpose of Sections 6.21, 6.22, 6.23 and 6.24 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Commission under the Exchange Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of

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Regulation AB, (c) each party shall comply with the reasonable requests made by the Depositor for delivery of such additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Each of the Master Servicer, the Securities Administrator, the Custodian and any Servicing Function Participant engaged by any such party shall indemnify and hold harmless the Depositor and its Affiliates and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any of its obligations hereunder, including particularly its obligations to provide any Statement of Compliance, Assessment of Compliance or Accountant’s Attestation required under Sections 6.22, 6.23 and 6.24, respectively, or any information, data or materials required to be included in any Exchange Act report or (b) any material misstatement or material omission in any Statement of Compliance, Assessment of Compliance, Accountant’s Attestation delivered by it or by any Servicing Function Participation engaged by it pursuant to this Agreement or any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure concerning such party.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or its Affiliates, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Depositor and its Affiliates, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01         Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)          The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the distribution of proceeds in connection with the exercise of the Clean-up Call and (iii) the Distribution Date immediately following the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)          In connection with an exercise of the Clean-up Call, the Trustee, at the direction of the Securities Administrator, shall cause each REMIC to adopt a plan of complete liquidation by complying with the provisions of Section 7.03.

(c)          The Depositor, the Master Servicer, each Servicer, the Servicing Administrator, the Securities Administrator and the Custodian shall be reimbursed from the Clean-up Call Price for any Advances, Servicing Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the related Mortgage Loans that are reimbursable to such parties under this

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Agreement, the related Servicing Agreement or the Custodial Agreement prior to distributions to any Certificateholder.

(d)           On any date on which the Aggregate Stated Principal Balance is less than ten percent (10%) of the Aggregate Stated Principal Balance as of the Cut-off Date, the Master Servicer may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price. The Master Servicer shall provide to the Securities Administrator not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(d) and comply with the requirements of this Article VII to effect a “qualified liquidation” under the REMIC Provisions. The Depositor, the Securities Administrator and the Trustee hereby consent to any such exercise.

Section 7.02         Procedure Upon Redemption and Termination of Trust Fund.

(a)           If on any Determination Date the Master Servicer determines that there are no outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator promptly to send a final distribution notice to each Certificateholder.  Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified.  The Securities Administrator shall give such notice to the Trustee, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates.  Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate.

Upon termination of the Trust Fund, the Securities Administrator shall terminate, or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)           In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)           Any reasonable expenses incurred by the Securities Administrator or the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

Section 7.03         Additional Trust Fund Termination Requirements.

(a)           Any termination of the Trust Fund in connection with the Clean-up Call or involving any other sale of assets of the Trust Fund prior to the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund shall be effected in accordance with the following additional

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requirements, unless the Securities Administrator and the Trustee receive an Opinion of Counsel (at the expense of the party exercising any right of termination), addressed to the Securities Administrator and the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)            Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification that a party intends to exercise its option to cause the termination of the Trust Fund, the Trustee, at the direction of the Securities Administrator, shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions, in the form prepared and provided by the party exercising its termination right in connection with a Clean-up Call or by the Depositor in connection with any other termination of the Trust Fund;

(ii)           Any sale of the Mortgage Loans upon the exercise of a Clean-up Call shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on or credit to the Certificates, and upon the closing of such a sale, the Trustee shall deliver or cause the Custodian to deliver the Mortgage Loans to the purchaser thereof as instructed by the party exercising the Clean-up Call;

(iii)           On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for payment of any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)           In no event may the final payment on or credit to the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)           By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee at the direction of the Securities Administrator under this Section and to take such other action in connection therewith as may be reasonably requested by the Securities Administrator or any Servicer.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01         Limitation on Rights of Holders.

(a)           The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee, the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

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(b)           No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless, except as otherwise specified herein, the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02         Access to List of Holders.

(a)           If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)           If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)           Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03         Acts of Holders of Certificates.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby)

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are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section.  Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.

(c)           The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Securities Administrator, the Master Servicer or the Depositor shall be affected by any notice to the contrary.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01         Duties of the Master Servicer; Enforcement of Servicer’s and Master Servicer’s Obligations.

(a)          The Master Servicer, on behalf of the Trustee and the Certificateholders shall, from and after the Closing Date, monitor the performance of the Servicers and the Servicing Administrator under the Servicing Agreements. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall consult with each Servicer and the Servicing Administrator as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by each Servicer and shall enforce the obligation of each Servicer and the Servicing Administrator duly and punctually to perform and observe the covenants, duties, obligations and conditions to be performed or observed by such Servicer or the Servicing Administrator under the related Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer’s servicing activities and the activities of the Servicing Administrator with respect to each related Mortgage Loan in respect of the provisions of the applicable Servicing Agreement, reconcile the reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis based on the Mortgage Loan data provided to the Master Servicer by or on behalf of the Depositor on the Closing Date (upon which data the Master Servicer shall be entitled to rely and with respect to which the Master Servicer shall have no obligation to confirm or verify) and coordinate corrective adjustments to the records of each Servicer and the Master Servicer, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 4.02, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results

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of its Mortgage Loan monitoring with the actual remittances of each Servicer to the Distribution Account pursuant to the related Servicing Agreement. The Master Servicer shall, in accordance with each Servicing Agreement, oversee matters relating to the servicing of defaulted Mortgage Loans, including approving certain Mortgage Loan modifications, reviewing environmental reports related to foreclosed Mortgage Properties to determine whether to proceed with a foreclosure, approving certain actions relating to the management of REO Property and approving the release of the original borrower of a Mortgage Loan in connection with Mortgage Loan assumptions. The Master Servicer shall not approve any modification of a Mortgage Loan to extend the maturity date of such Mortgage Loan past the Latest Possible Maturity Date of the Certificates. In its review of the activities of any Servicer and the Servicing Administrator, the Master Servicer may rely upon an Officer’s Certificate of such Servicer or the Servicing Administrator (or similar document signed by an officer of such Servicer or the Servicing Administrator), and such Servicer’s or the Servicing Administrator’s Assessment of Compliance and related Accountant’s Attestation or other accountants’ report provided to the Master Servicer pursuant to the related Servicing Agreement, with regard to such Servicer’s or the Servicing Administrator’s compliance with the terms of its Servicing Agreement. Subject to Section 9.08, the Master Servicer shall not be responsible or liable for the day-to-day servicing activities of any Servicer or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of any Servicer.

Upon the occurrence of an event that, unless cured, would constitute grounds for termination of a Servicer under the related Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Depositor thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default. So long as any such event of default shall be continuing, the Master Servicer may, and shall, if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; and/or (iii) waive any such default under the Servicing Agreement or take any other action with respect to such default as is permitted thereunder. Notwithstanding the immediately preceding sentence, if the event of default is the failure of a Servicer or the Servicing Administrator to remit any payment required to be made under the terms of the applicable Servicing Agreement, and such failure continues unremedied for the duration of the applicable grace period, then the Master Servicer shall terminate all of the rights and powers of such Servicer or the Servicing Administrator pursuant to the applicable provisions of the related Servicing Agreement, unless any waiver described under Section 6.16 shall have been obtained; provided that, upon the occurrence of such an event of default by the Servicing Administrator, the Master Servicer may, at its option, terminate all of the rights and powers of Cenlar FSB pursuant to the Cenlar FSB Servicing Agreement unless such a waiver has been obtained.

(b)          Upon any termination by the Master Servicer of the rights and powers of a Servicer or the Servicing Administrator pursuant to the related Servicing Agreement, the rights and powers of the Servicer or the Servicing Administrator with respect to the related Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer or the Servicing Administrator in its capacity as Servicer or Servicing Administrator with respect to such Mortgage Loans under the related Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Trustee, such consent not to be unreasonably withheld, a successor to the Servicer or the Servicing Administrator; provided that, with respect to the appointment of a successor servicer, in accordance with the applicable provisions of the related Servicing Agreement, such successor servicer shall be a Fannie Mae- or Freddie Mac-approved Person that is a member in good standing of MERS; provided, further, that no Trustee consent shall be required if the successor servicer or successor servicing administrator is a Person that was a Servicer on the Closing Date; provided, further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer or a successor servicing administrator (including the Master Servicer). Upon appointment of a successor servicer or successor servicing administrator, as authorized under this Section 9.01(b), unless the successor servicer or successor servicing administrator shall have assumed the obligations of the terminated Servicer or the terminated Servicing Administrator, as applicable, under such Servicing Agreement, the Master Servicer, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Servicing Agreement or into an agreement with such successor servicing administrator in a form

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mutually agreed upon by the parties thereto. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer or successor servicing administrator as it and such successor shall agree. The Master Servicer in its sole discretion shall have the right to agree to compensation of a successor servicer in excess of that permitted to a Servicer under the Servicing Agreements if such increase is, in its good faith and judgment, necessary or advisable to engage a successor servicer. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be liable for any Servicing Fee or for any differential between the amount of the Servicing Fee paid to the original servicer and the amount necessary to induce any successor servicer to act as successor servicer hereunder.  To the extent the successor servicer assumes the obligations of the terminated Servicer under the applicable Servicing Agreement, the Master Servicer may amend such Servicing Agreement to effect such change to the Servicing Fee without the consent of the Certificateholders.

The Master Servicer shall pay the costs of such enforcement (including the termination of any Servicer or the Servicing Administrator, the appointment of a successor servicer or successor servicing administrator or the transfer and assumption of the servicing or the servicing administration by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer or terminated Servicing Administrator, as applicable, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are not received by the Master Servicer within 30 days of the Master Servicer's request for reimbursement therefor, from the Trust Fund, as provided in Section 9.04. To the extent the Master Servicer recovers amounts described in (i)-(iii) above subsequent to its reimbursement from the Trust Fund pursuant to (iv) above, then the Master Servicer promptly will reimburse such amounts to the Trust Fund.

If the Master Servicer assumes the servicing or servicing administration with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer or the Servicing Administrator being replaced or for the errors or omissions of such Servicer or the Servicing Administrator.

(c)          Upon any termination of the rights and powers of any Servicer or the Servicing Administrator pursuant to the applicable Servicing Agreement, the Master Servicer shall promptly notify the Trustee, the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider, specifying in such notice that the Master Servicer or any successor servicer or successor servicing administrator, as the case may be, has succeeded the Servicer or the Servicing Administrator, as applicable, under the related Servicing Agreement, which notice shall also specify the name and address of any such successor servicer or successor servicing administrator .

Section 9.02         Assumption of Master Servicing by Trustee.

(a)          In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon, in accordance with the terms of Section 6.14 hereof, assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint as successor master servicer a Fannie-Mae or Freddie Mac-approved servicer that is acceptable to the Depositor and each Rating Agency. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the replaced Master Servicer’s interest herein and, with respect to each Servicing Agreement, shall be deemed to have assumed all of the replaced Master Servicer's interest therein to the same extent as if such Servicing Agreement had been assigned to the assuming party; provided that the replaced Master Servicer shall not thereby be relieved of any liability or obligations of such replaced Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee or any successor master servicer therefor, and hereby agrees to indemnify and hold harmless the Trustee or any successor master servicer from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee or any successor master servicer as a result of such liability or obligations of the replaced Master Servicer and in connection with the Trustee’s or such successor master servicer’s

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assumption (but not its performance, except to the extent that costs or liability of the Trustee or any successor master servicer are created or increased as a result of negligent or wrongful acts or omissions of the replaced Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)          The replaced Master Servicer shall, upon request of the Trustee but at the expense of such replaced Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it, and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

Section 9.03         Representations, Warranties and Covenants of the Master Servicer.

(a)          The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)           it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)          the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)         this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)         the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)          the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)         no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)        the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer;

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(viii)       no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)          the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(b)          It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer shall indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a) or any failure by the Master Servicer to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section 9.03(b) constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section 9.03(b) shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or written notice thereof by any one of such parties to the other parties.

The Master Servicer shall not be responsible for the validity, priority, perfection or sufficiency of the security of the Certificates issued or intended to be issued hereunder.

(c)          The Master Servicer covenants and agrees that it shall not hold or purchase any Certificate if its holding or purchase of such Certificate (or interest therein) would cause the Master Servicer to be required to consolidate any assets of the Trust Fund on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Master Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Master Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Master Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Master Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 9.03(c) and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Master Servicer shall promptly endorse and deliver such Certificate in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Master Servicer. The terms and conditions of any sale under this Section 9.03(c) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Master Servicer shall indemnify and hold harmless the Depositor and the Trust Fund from

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and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase by the Master Servicer resulting in a Consolidation.

(d)          The Master Servicer covenants and agrees that it shall not transfer its master servicing rights and duties under this Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “insured depository institution”, and any such insured depository institution in such capacity, a “master servicer transferee”) unless the Master Servicer shall have received a representation from the master servicer transferee that the acquisition of such master servicing rights and duties will not cause the master servicer transferee to be required to Consolidate any assets of the Trust Fund on its financial statements. Any master servicer transferee shall be deemed to have represented by virtue of its acquisition of such master servicing rights and duties that such acquisition will not cause Consolidation. Any master servicer transferee whose acquisition of such master servicing rights and duties was effected in violation of the restrictions in this Section 9.03(d) shall indemnify and hold harmless the Master Servicer, the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

Section 9.04         Compensation to the Master Servicer.

The Master Servicer shall be entitled to be paid from the Trust Fund, and shall either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) all amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of “Available Distribution Amount” and (iii) in accordance with the second paragraph of Section 9.01(b), the cost of any enforcement action taken by it under Section 9.01 hereof, including, without limitation, any costs incurred in connection with the termination of a Servicer or the Servicing Administrator, the appointment of a successor servicer or successor servicing administrator or the transfer and assumption of the servicing or servicing administration by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

In addition, the Depositor agrees, except as otherwise expressly provided herein, to reimburse the Master Servicer, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

Section 9.05         Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or any Affiliate thereof whose primary business is the servicing of conventional residential mortgage loans shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $15,000,000.

Section 9.06         Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and such conflict cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be

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Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

Section 9.07         Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor master servicer shall also pay the fees of the Trustee and the Securities Administrator, as provided herein, and of the Custodian, as provided in the Custodial Agreement.

Section 9.08         Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers under this Agreement.

Section 9.09         Indemnification; Third-Party Claims.

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In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer agrees to indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 9.10         Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

ARTICLE X

REMIC ADMINISTRATION

Section 10.01         REMIC Administration.

(a)           REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made by the Trustee at the direction of the Securities Administrator on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.

(b)           The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 86OG(a)(9) of the Code.  The “latest possible maturity date” for each REMIC for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

(c)           The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Securities Administrator shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).  The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account; provided, however, the Securities

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Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports required under Section 6.20 and this Section.

(d)           The Securities Administrator shall prepare and file, and the Trustee shall sign, as instructed by the Securities Administrator, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.  In preparing such returns, the Securities Administrator shall, with respect to each REMIC created hereunder other than the Upper-Tier REMIC (each such REMIC, a “Non-Upper-Tier REMIC”):  (i) treat the accrual period for interests in such Non-Upper-Tier REMIC as the calendar month; (ii) account for distributions made from such Non-Upper-Tier REMIC as made on the first day of each succeeding calendar month; (iii) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (iv) account for income and expenses related to such Non-Upper-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such Non-Upper-Tier REMIC.

(e)           The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

(f)           The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall, to the extent within their knowledge and control, take such actions as may be necessary to maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to maintain such status.  None of the Trustee, the Securities Administrator, the Master Servicer or the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action or not to take such action) to the effect that the contemplated action (or inaction, as the case may be) will not cause an Adverse REMIC Event.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the other Residual Certificateholders.  The Trustee, the Securities Administrator and the Master Servicer may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event shall such cost be an expense of the Trustee, Securities Administrator or the Master Servicer.

(g)           Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Certificateholder, the Securities Administrator or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual

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Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)           The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)            No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)            None of the Trustee, the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)           The Holder (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) of the Class LT-R Certificate is hereby designated as “tax matters person” with respect to the Lower-Tier REMIC and the Holder of the Class R Certificate (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) is hereby designated as “tax matters person” with respect to the Upper-Tier REMIC and each such Holder shall be deemed by the acceptance of its Certificate to have appointed the Securities Administrator to act as its agent to perform the duties of the “tax matters person” for each such REMIC.

Section 10.02         Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a repurchase of Mortgage Loans pursuant to Article II of this Agreement or (v) a sale of a Mortgage Loan to a governmental entity acquiring such Mortgage Loan through the exercise of its power of eminent domain pursuant to Section 2.08 of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b) adversely affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

Section 10.03         Indemnification With Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by either the Securities Administrator or the Master Servicer of its duties and obligations set forth herein, the Securities Administrator or the Master Servicer, as applicable, shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither the Securities Administrator nor the Master Servicer shall be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator or the Master Servicer, as applicable, has relied.  Notwithstanding the foregoing, however, in no event shall the Securities Administrator or the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Servicing Agreement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator or the Master Servicer, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to

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Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

Section 10.04         REO Property.

(a)           Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Servicing Agreement, knowingly permit any Servicer to rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not result in an Adverse REMIC Event.

(b)          The Depositor shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received an extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund, or if such an extension has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01         Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.02         Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 11.03         Amendment.

(a)           This Agreement may be amended from time to time by written agreement between the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the

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consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions, (v) if necessary in order to avoid a violation of any applicable law or regulation or (vi) if a TIA Applicability Determination has been made, to modify, eliminate or add to the provisions of this Agreement to the extent necessary to (A) effect the qualification of this Agreement under the TIA or under any similar federal statute and to add any other provisions as may be expressly required by the TIA, and (B) modify other provisions of this Agreement to the extent necessary to make such provisions consistent with, and conform to, the modifications made pursuant to clause (A); provided that, with respect to clause (vi), the parties hereto are deemed to have agreed, to the extent permitted under the TIA, that this Agreement expressly excludes any non-mandatory provisions under the TIA that (x) would conflict with the provisions of this Agreement or (y) increase the obligations, liabilities or scope of responsibility of any party hereto.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Agreement and, with respect to an amendment effected pursuant to clause (v) above, to the effect that such amendment is necessary in order to avoid a violation of such applicable law.

(b)           This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)           Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and each Rating Agency through the Rule 17g-5 Information Provider. The Securities Administrator and the Certificate Registrar shall cooperate with the Trustee in connection with the Trustee's obligations under this Section 11.03.

(d)           It shall not be necessary for the consent of Holders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)           Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement. In addition, none of the Trustee, the Master Servicer, the Securities Administrator or the Depositor shall consent to any amendment to any Servicing

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Agreement unless prior written notice of the substance of such amendment has been delivered to each Rating Agency through the Rule 17g-5 Information Provider.

(f)           Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall be entitled to receive and conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement.  The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Securities Administrator’s own rights, duties or immunities under this Agreement.

Section 11.04         Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

Section 11.05         Provision of Information.

(a)           For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)           The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the written request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K, Form 10-D or Form 10-K (or other prescribed form) filed with the Securities and Exchange Commission pursuant to Section 6.21 and (ii) a copy of any other document incorporated by reference in the Prospectus.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

(c)          On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention:  Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

Section 11.06         Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.07         Notices.

(a)          All demands, notices and communications required to be delivered to the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator or the Certificate Registrar hereunder

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shall be in writing and shall be deemed to have been duly given if (i) personally delivered, (ii) mailed by registered mail, postage prepaid, (iii) delivered by overnight courier, or (iv) transmitted via email, telegraph or facsimile, in each instance at the address listed below, or such other address as may hereafter be furnished by any party to the other parties in writing:

For posting by the Rule 17g-5 Information Provider:

rmbs17g5informationprovider@wellsfargo.com

In the case of the Depositor:

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 330

Mill Valley, CA 94941

Facsimile number (415) 381-1773

Electronic mail address: Sequoia.Notices@redwoodtrust.com

Attention:  Sequoia Mortgage Trust 2012-6

In the case of the Seller:

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 330

Mill Valley, CA 94941

Facsimile number (415) 381-1773

Electronic mail address: Sequoia.Notices@redwoodtrust.com

Attention:  Sequoia Mortgage Trust 2012-6

In the case of the Master Servicer and the Securities Administrator:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

(or, for overnight deliveries:

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2012-6

In the case of the Certificate Registrar:

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Facsimile number: 1-866-614-1273

Electronic mail address: g=cts-spg-team-a-5@wellsfargo.com

Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-6

In the case of the Trustee:

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Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, DE 19801

Attention: Corporate Trust — Sequoia Mortgage Trust 2012-6

Any such demand, notice or communication shall be deemed to have been received on the date delivered to the premises of the addressee and (A) if delivered by registered mail, overnight courier, or facsimile, as evidenced by the date noted on a return or confirmation of receipt and (B) if delivered by electronic mail, when sent to the address specified above, provided no error or rejection message has been received by the sender.

(b)          Notices to any Certificateholder shall be deemed to be duly given by any party hereto (i) in the case of any holder of a Definitive Certificate, on the date mailed, first class postage prepaid, to the address of such holder as included on the certificate register, or (ii) in the case of any book-entry certificate, on the date when such notice or communication is delivered to the Clearing Agency, it being understood that the Clearing Agency shall give such notices and communications to the related underlying participants in accordance with its applicable rules, regulations and procedures.

All notices or communications to Certificateholders shall also be posted and made available to all Certificateholders, whether definitive or book-entry, as well as the Depositor, the Master Servicer, the Securities Administrator and the Trustee, by the Securities Administrator on the Securities Administrator website located at www.ctslink.com. Unless otherwise expressly provided for herein, all notices and communications required to be delivered hereunder shall be delivered to such parties and Certificateholders and posted by the Securities Administrator on the Securities Administrator 's website, in each instance, as soon as reasonably practicable.

(c)           The Depositor hereby covenants that it shall provide written notice to the Trustee, which written notice may be via electronic mail, once the Servicers have furnished to the Mortgagors, in accordance with the applicable Servicing Agreements, the notices required to be furnished under Section 404 of the Helping Families Save Their Homes Act of 2009, as amended and in effect from time to time.

Section 11.08         Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.09         Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 11.10         Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

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Section 11.11         Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 11.12         Special Notices to the Rating Agencies.

(a)         The Depositor shall give prompt notice to each Rating Agency through the Rule 17g-5 Information Provider of the occurrence of any of the following events of which it has notice:

(i)          any amendment to this Agreement pursuant to Section 11.03, including prior advance written notice of any amendment to this Agreement pursuant to Section 11.03(a);

(ii)         any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)        the occurrence of any Event of Default and any waiver of any Event of Default pursuant to Section 6.14;

(iv)       any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)         the termination of any successor to any Master Servicer pursuant to Section 6.14;

(vi)        the making of a final payment pursuant to Section 7.01; and

(vii)       any termination of the rights and obligations of a Servicer or the Servicing Administrator under any Servicing Agreement and any transfer of servicing or servicing administration under any Servicing Agreement.

(b)         All notices to the Rating Agency provided for in this Section shall be in writing and sent first to the Rule 17g-5 Information Provider and then by first class mail, telecopy, electronic mail or overnight courier, as follows:

If to Fitch, to:

Fitch, Inc.

One State Street Plaza, 28th Floor

New York, NY 10004

Attn: SEMT 2012-6

If to KBRA, to:

Kroll Bond Rating Agency, Inc.

845 Third Avenue

New York, NY 10022

Electronic Mail: mbssurveillance@krollbondratings.com

Attention: RMBS Surveillance

If to Moody’s, to:

Moody’s Investors Service

7 World Trade Center @ 250 Greenwich St.

New York, NY 10007

Electronic Mail: servicerreports@moodys.com

Attn: Residential Mortgages

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(c)           The Securities Administrator shall provide or make available to each Rating Agency through the Rule 17g-5 Information Provider reports prepared pursuant to Section 4.02 and the reports filed on Form 10-K pursuant to Section 6.21(b)(i)(1) through (4).  In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency through the Rule 17g-5 Information Provider such information as each Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator; provided, the Securities Administrator shall not be required to post to the Rule 17g-5 Website any information previously posted to and available on the Securities Administrator’s website.

Section 11.13         Conflicts.

To the extent that the terms of this Agreement conflict with the terms of any Servicing Agreement, the related Servicing Agreement shall govern.

Section 11.14         Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 11.15         No Petitions.

The Trustee and the Master Servicer, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

SEQUOIA RESIDENTIAL FUNDING, INC.,

as Depositor

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Officer

CHRISTIANA TRUST, a division of

Wilmington Savings Fund Society, FSB,

as Trustee

By:	/s/ Jeffrey R. Everhart
Name: Jeffrey R. Everhart
Title: AVP

WELLS FARGO BANK, N.A.,

as Master Servicer

By:	/s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: Vice President

WELLS FARGO BANK, N.A.,

as Securities Administrator and Rule 17g-5 Information Provider

By:	/s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: Vice President

Solely for purposes of Section 2.04 and Section 2.06(b)

accepted and agreed to by:

REDWOOD RESIDENTIAL ACQUISITION CORPORATION,

as Seller

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Authorized Signatory

Solely for purposes of Section 2.07

accepted and agreed to by:

SEQUOIA MORTGAGE FUNDING CORPORATION,

as Controlling Holder

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Authorized Signatory

EXHIBIT A

FORMS OF CERTIFICATES

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY

A-1

THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-l

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class A-1	Principal Amount of this
Certificates: $140,105,000	Certificates: $104,105,000

Certificate Interest Rate: Adjustable	Cut-off Date: November 1, 2012

Final Scheduled Distribution
Date: December 2042

NUMBER 1	CUSIP: 81744N AA8

A-2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-3

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class of A-IO1 Certificates or any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth

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Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional

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Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

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THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY

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THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class A-2	Principal Amount of this
Certificates: $104,104,000	Certificates: $104,104,000

Certificate Interest Rate: Adjustable	Cut-off Date: November 1, 2012

Final Scheduled Distribution
Date: December 2042

NUMBER 1	CUSIP: 81744N AB6

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class of A-IO1 Certificates or any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth

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Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional

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Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

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THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH

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INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-IO1

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional	Initial Certificate
Amount of the Class A-IO1	Notional Amount of this
Certificates: $280,209,000	Certificates: $280,209,000

Certificate Interest Rate: Adjustable	Cut-off Date: November 1, 2012

Final Scheduled Distribution
Date: December 2042

NUMBER 1	CUSIP: 81744N AD2

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class A-IO1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth

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Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional

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Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

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THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET

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FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-IO2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional	Initial Certificate
Amount of the Class A-IO2	Notional Amount of this
Certificates: $140,105,000	Certificates: $140,105,000

Certificate Interest Rate: 0.50%	Cut-off Date: November 1, 2012

Final Scheduled Distribution
Date: December 2042

NUMBER 1	CUSIP: 81744N AE0

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class A-IO2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth

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Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional

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Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

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THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) FAN 04-03E, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET

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FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-IO3

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional	Initial Certificate
Amount of the Class A-IO3	Notional Amount of this
Certificates: $140,104,000	Certificates: $140,104,000

Certificate Interest Rate: 1.192%	Cut-off Date: November 1, 2012

Final Scheduled Distribution
Date: December 2042

NUMBER 1	CUSIP: 81744N AF7

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class A-IO3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth

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Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional

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Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

A-45

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT,

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WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-l

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-1	Principal Amount of this
Certificates: $7,989,000	Certificates: $7,989,000

Certificate Interest Rate: Adjustable	Cut-off Date: November 1, 2012

Final Scheduled Distribution
Date: December 2042

NUMBER 1	CUSIP: 81744N AG5

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth

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Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each

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case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

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THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT,

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WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-2	Principal Amount of this
Certificates: $4,220,000	Certificates: $4,220,000

Certificate Interest Rate: Adjustable
Cut-off Date: November 1, 2012

Final Scheduled Distribution
Date: December 2042

NUMBER 1	CUSIP: 81744N AH3

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth

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Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each

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case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-62

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

A-63

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT,

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WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-3

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-3	Principal Amount of this
Certificates: $3,467,000	Certificates: $3,467,000

Certificate Interest Rate: Adjustable
Cut-off Date: November 1, 2012

Final Scheduled Distribution
Date: December 2042

NUMBER 1	CUSIP: 81744N AJ9

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth

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Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional

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Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

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THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A

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NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-4

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-4	Principal Amount of this
Certificates: $2,412,000	Certificates: $2,412,000

Certificate Interest Rate: Adjustable
Cut-off Date: November 1, 2012

Final Scheduled Distribution
Date: December 2042

NUMBER 1	CUSIP: 81744N AK6

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THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth

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Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional

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Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

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THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A

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NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-5

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal	Initial Certificate
Amount of the Class B-5	Principal Amount of this
Certificates: $3,165,461	Certificates: $3,165,461

Certificate Interest Rate: Adjustable
Cut-off Date: November 1, 2012

Final Scheduled Distribution
Date: December 2042

NUMBER 1	CUSIP: 81744N AL4

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THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-5 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Certificate Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount (or Certificate Notional Amount) of at least $1,000,000 or, in the case of the Class A-IO1 Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth

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Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional

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Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

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THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED

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ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this
Certificate: 100%
Cut-off Date: November 1, 2012
Certificate Interest Rate: Adjustable

Final Scheduled Distribution
Date: December 2042
CUSIP: 81744N AM2

NUMBER 1

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THIS CERTIFIES THAT BARCLAYS CAPITAL INC. is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust

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Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class

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A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-100

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

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THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED

A-103

ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS LT-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS LT-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

A-104

SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS LT-R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this
Certificate: 100%
Cut-off Date: November 1, 2012
Certificate Interest Rate: Adjustable

Final Scheduled Distribution
Date: December 2042
CUSIP: 81744N AN0

NUMBER 1

A-105

THIS CERTIFIES THAT BARCLAYS CAPITAL INC. is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2012 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-106

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-107

SEQUOIA MORTGAGE TRUST 2012-6

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class A-2, Class R, Class LT-R, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust

A-108

Services — Sequoia Mortgage Trust 2012-6 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class A-2, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and the Class A-IO2 and Class A-IO3 Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Class

A-109

A-1, Class A-2, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form. The Class A-IO1 Certificates are issuable only as a single Certificate representing the entire Percentage Interest in that class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-110

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-111

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or as its agent.

A-112

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
) ss.:
COUNTY OF	)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.	That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.	That the Purchaser’s Taxpayer Identification Number is [ ].

3.	That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.

That the Purchaser is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate.

5.	That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

B-1

6.	That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.	That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.	That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.	That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

10.	That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Depositor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.	The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.	That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.	That the Purchaser consents to the designation of the Securities Administrator to act as

B-2

agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Agreement.

B-3

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

[name of Purchaser]

By:
Name:
Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

______________________________

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________ 20__.

B-4

EXHIBIT C

RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

____________________________

Date

Re:           Sequoia Mortgage Trust 2012-6

Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:
Title:

C-1

EXHIBIT D

FORM OF CUSTODIAL AGREEMENT

Refer to Exhibit 10.12

D-1

EXHIBIT E-1

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:	Sequoia Mortgage Trust 2012-6

Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Principal Amount or Class Notional Amount, as applicable, of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriters, the Depositor and the Certificate Registrar.

[Name of Transferor]

By:
Name:
Title:

Dated: ___________, ____

E-1-1

EXHIBIT E-2

FORM OF PURCHASER’S LETTER FOR

QUALIFIED INSTITUTIONAL BUYER

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates, Class [___] (the “Restricted Certificates”), we confirm that:

(1)	We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, in the case of (B) or (D) above, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)	We understand that, in connection with any proposed resale of any Restricted Certificates to QIB, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)	We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)	We are a QIB and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is a QIB) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

E-2-1

(6)	If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

E-2-2

EXHIBIT F

FORM OF PURCHASER’S LETTER FOR

INSTITUTIONAL ACCREDITED INVESTOR

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________ Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates, Class [___], (the “Restricted Certificates”), we confirm that:

(1)	We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)	We understand that, in connection with any proposed resale of any Restricted Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)	We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)	We are an Institutional Accredited Investor and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

(6)	If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan

F-1

may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

F-2

EXHIBIT G

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

The undersigned, being first duly sworn, deposes and says as follows:

1.      The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.      The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, the Depositor and the Trustee, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar or the Trustee to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

Capitalized terms used but not defined herein have the meanings given in the Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

[Investor]

By:
Name:
Title:

ATTEST:

G-1

STATE OF	)
) ss.:
COUNTY OF	)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

NOTARY PUBLIC

My commission expires the

_____ day of __________ 20___.

G-2

EXHIBIT H-1

LIST OF PURCHASE AGREEMENTS

1.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and American Pacific Mortgage Corporation, as modified by the related Acknowledgement.

2.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2012, between RRAC and Bay Equity, LLC, as modified by the related Acknowledgement.

3.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between RRAC and Benchmark Bank, as modified by the related Acknowledgement.

4.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of April 1, 2012, between RRAC and Boston Private Bank & Trust Company, as modified by the related Acknowledgement.

5.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and Cherry Creek Mortgage Co., Inc., as modified by the related Acknowledgement.

6.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Cole Taylor Bank, as modified by the related Acknowledgement.

7.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of February 1, 2012, between RRAC and Colonial Savings, F.A., as modified by the related Acknowledgement.

8.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between RRAC and Cornerstone Mortgage Company, as modified by the related Acknowledgement.

9.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Embrace Home Loans, Inc., as modified by the related Acknowledgement

10.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of February 1, 2012, between RRAC and Evergreen Moneysource Mortgage Company dba Evergreen Home Loans, as modified by the related Acknowledgement.

11.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of April 1, 2012, between RRAC and Fairway Independent Mortgage Corporation, as modified by the related Acknowledgement.

12.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2012, between RRAC and Fidelity Bank dba Fidelity Bank Mortgage, as modified by the related Acknowledgement.

13.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and First Choice Loan Services, Inc., as modified by the related Acknowledgement.

14.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation (“RRAC”) and First Republic Bank, as modified by the related Acknowledgement.

15.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between RRAC and Flagstar Capital Markets Corporation, as modified by the related Acknowledgement.

16.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Franklin American Mortgage Company, as modified by the related Acknowledgement.

17.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Fremont Bank, as modified by the related Acknowledgement.

H-1

18.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Fulton Bank, National Association, as modified by the related Acknowledgement.

19.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between RRAC and GFI Mortgage Bankers, Incorporated, as modified by the related Acknowledgement.

20.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and GuardHill Financial Corporation, as modified by the related Acknowledgement.

21.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and The Huntington National Bank, as modified by the related Acknowledgement.

22.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2012, between RRAC and Leader Bank, N.A., as modified by the related Acknowledgement.

23.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2012, between RRAC and Megastar Financial Corporation, as modified by the related Acknowledgement.

24.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2012, between RRAC and Mortgage Master, Inc., as modified by the related Acknowledgement.

25.	Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between RRAC and PHH Mortgage Corporation, as modified by the related Acknowledgement.

26.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Plaza Home Mortgage, Incorporated, as modified by the related Acknowledgement.

27.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between RRAC and PrimeLending, a PlainsCapital Company, as modified by the related Acknowledgement.

28.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2011, between RRAC and Prospect Mortgage, LLC, as modified by the related Acknowledgement.

29.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between RRAC and Provident Savings Bank, as modified by the related Acknowledgement.

30.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2012, between RRAC and SCBT, N.A., as modified by the related Acknowledgement.

31.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between RRAC and Simonich Corporation, dba Bank of Commerce Mortgage, as modified by the related Acknowledgement.

32.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between RRAC and Sterling Savings Bank, as modified by the related Acknowledgement.

33.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and Stifel Bank and Trust, as modified by the related Acknowledgement.

34.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2012, between RRAC and Umpqua Bank, as modified by the related Acknowledgement.

35.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between RRAC and United Shore Financial Services, LLC, as successor in interest to Shore Financial Services, Inc., as modified by the related Acknowledgement.

H-2

36.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2011, between RRAC and Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A., as modified by the related Acknowledgement.

37.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of July 1, 2012, between RRAC and WJ Bradley Mortgage Capital LLC, as modified by the related Acknowledgement.

H-3

EXHIBIT H-2

LIST OF SERVICING AGREEMENTS

1.	Flow Mortgage Loan Servicing Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation (“RRAC”) and Cenlar FSB, as amended by Amendment No. 1 to the Flow Mortgage Loan Servicing Agreement, dated November 3, 2011, and as modified by the related Acknowledgement.

2.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between RRAC and First Republic Bank, as modified by the related Acknowledgement.

3.	Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between RRAC and PHH Mortgage Corporation, as modified by the related Acknowledgement.

H-4

EXHIBIT I

ADDITIONAL DISCLOSURE NOTIFICATION

Additional Disclosure Notification

Wells Fargo Bank, N.A., as securities administrator

Fax: 443-367-3307

Email: cts.sec.notifications@wellsfargo.com

Sequoia Residential Funding, Inc.

Fax: 415-381-1773

Email: Sequoia.Notices@redwoodtrust.com

Attn: Corporate Trust Services—Sequoia Mortgage Trust 2012-6, Mortgage Pass-Through Certificates, Series 2012-6—SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section 6.21[(a)][(b)][(c)] of the Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, with respect to Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificate, the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],

as [role]

By:
Name:
Title:

I-1

EXHIBIT J

BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATE

Sequoia Mortgage Trust 2012-6 (the “Trust”)

Mortgage Pass-Through Certificates

Re:          The Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates.

I, __________________________, the _________________________ of [NAME OF COMPANY] (the “Company”) certify to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)          I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust Fund;

(2)          To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Company’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

(3)          To my knowledge, the distribution information required to be provided by the Company under the Pooling and Servicing Agreement has been provided to the Securities Administrator for inclusion in the Reports is included in the Reports;

(4)          I am responsible for reviewing the activities performed by the Company under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the assessment of compliance of the Company required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Company has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

(5)          The report on assessment of compliance with servicing criteria applicable to the Company for asset-backed securities of the Company and each Subcontractor utilized by the Company and the related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Company has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), subservicer(s), custodian(s)]

Date:

By:

[Signature]
[Title]

J-1

EXHIBIT K

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The Assessment of Compliance to be delivered by the parties listed in the table below shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria” for each such party:

Regulation AB Reference	Servicing Criteria	Master Servicer	Securities Administrator	Custodian

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A	N/A

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

K-1

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X

1122(d)(2)(v)	Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes,		X

K-2

distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.			X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements			X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	N/A	N/A	N/A

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	N/A	N/A	N/A

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	N/A	N/A	N/A

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	N/A	N/A	N/A

K-3

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	N/A	N/A	N/A

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A	N/A	N/A

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	N/A	N/A	N/A

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

K-4

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A	N/A

K-5

EXHIBIT L

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the Distribution Date Statement	Master Servicer Securities Administrator
Any information required by 1121 which is NOT included on the Distribution Date Statement	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor

Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by

Depositor

L-1

the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible

Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Securities Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

L-2

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Distribution Date Statement to Certificateholders	Securities Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

L-3

EXHIBIT M

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

M-1

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible

Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships
Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor as to (a) Trustee as to (b)
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor

M-2

▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor
Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:	Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor

M-3

▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

M-4

EXHIBIT N

ADDITIONAL FORM 8-K DISCLOSURE

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custody agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

All parties (as to themselves)

Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custody agreement.

All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer (as to itself)
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)
▪ Other material servicers	Servicer (as to itself)
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Significant Obligor	Depositor

N-1

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Distribution Date Statements to the certificateholders.

Depositor Master Servicer Securities Administrator

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Securities Administrator Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer/Securities Administrator/Depositor/ Servicer (as to itself)/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer (as to itself)/Master Servicer/Depositor

N-2

Reg AB disclosure about any new Trustee is also required.	Depositor/Securities Administrator

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.

Depositor/Securities Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Securities Administrator

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

N-3

EXHIBIT O

FORM OF CERTIFICATION FOR NRSROs AND DEPOSITOR

[Date]

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: RMBS – SEMT 2012-6

Attention:	Sequoia Mortgage Trust 2012-6,
Mortgage Pass-Through Certificates, Series 2012-6

In accordance with the requirements for obtaining certain information pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to the above-referenced certificates (the “Certificates”), the undersigned hereby certifies and agrees as follows:

With respect to any Nationally Recognized Statistical Rating Organization (“NRSRO”):

1.	The undersigned, an NRSRO, has provided the Depositor with the appropriate certifications under Exchange Act Rule 17g-5(e).
2.	The undersigned has access to the Depositor's 17g-5 website, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Depositor's 17g-5 website shall also be applicable to information obtained from the Rule 17g-5 Website.
3.	The undersigned shall be deemed to have recertified to the provisions herein each time it accesses any information on the Rule 17g-5 Website maintained by the Securities Administrator.

With respect to the Depositor:

1.	The undersigned is the Depositor under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

O-1

SCHEDULE A

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee— Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1000383	0.002500			9999999		1340006141	1	1	0
2	1000383	0.002500			9999999		1340006015	1	1	0
3	1000383	0.002500			9999999		1340006060	1	1	0
4	1000383	0.002500			9999999		1340006332	1	1	0
5	1000383	0.002500			9999999		1010006562	1	1	0
6	1000383	0.002500			9999999		1010006618	1	1	0
7	1000383	0.002500			9999999		1310006345	1	1	0
8	1000383	0.002500			9999999		1000004452	1	1	0
9	1000383	0.002500			9999999		1000005423	1	1	0
10	1000383	0.002500			9999999		1000005657	1	1	0
11	1000383	0.002500			9999999		1290006649	1	1	0
12	1000383	0.002500			9999999		1650005732	1	1	0
13	1000383	0.002500			9999999		1300004885	1	1	0
14	1000383	0.002500			9999999		1300004523	1	1	0
15	1000383	0.002500			9999999		1650005319	1	1	0
16	1000383	0.002500			9999999		1650005843	1	1	0
17	1000383	0.002500			9999999		1650005676	1	1	0
18	1000383	0.002500			9999999		1480006181	1	1	0
19	1000383	0.002500			9999999		1020006501	1	1	0
20	1000383	0.002500			9999999		1020006294	1	1	0
21	1000383	0.002500			9999999		1220006401	1	1	0
22	1000383	0.002500			9999999		1090004848	1	1	0
23	1000383	0.002500			9999999		1090006410	1	1	0
24	1000383	0.002500			9999999		1090006833	1	1	0
25	1000383	0.002500			9999999		1950006626	1	1	0
26	1000383	0.002500			9999999		1200006840	1	1	0
27	1000383	0.002500			9999999		1200006601	1	1	0
28	1000383	0.002500			9999999		1200006423	1	1	0
29	1000383	0.002500			9999999		1200006917	1	1	0
30	1000383	0.002500			9999999		1070004642	1	1	0
31	1000383	0.002500			9999999		1070004862	1	1	0
32	1000383	0.002500			9999999		1170006598	1	1	0
33	1000383	0.002500			9999999		1220006435	1	1	0
34	1000383	0.002500			9999999		1220005616	1	1	0
35	1000383	0.002500			9999999		1220005718	1	1	0
36	1000383	0.002500			9999999		1070005585	1	1	0
37	1000383	0.002500			1008498		1150004001	1	1	0
38	1000383	0.002500			1008498		1150004358	1	1	0
39	1000383	0.002500			1008498		1150006147	1	1	0
40	1000383	0.002500			1008498		1150004629	1	1	0
41	1000383	0.002500			1008498		1150004681	1	1	0
42	1000383	0.002500			1008498		1150004710	1	1	0
43	1000383	0.002500			1008498		1150004877	1	1	0
44	1000383	0.002500			1008498		1150005076	1	1	0
45	1000383	0.002500			1008498		1150005284	1	1	0
46	1000383	0.002500			1008498		1150005330	1	1	0
47	1000383	0.002500			1008498		1150005389	1	1	0
48	1000383	0.002500			1008498		1150006151	1	1	0
49	1000383	0.002500			1008498		1150005463	1	1	0
50	1000383	0.002500			1008498		1150005485	1	1	0
51	1000383	0.002500			1008498		1150005508	1	1	0
52	1000383	0.002500			1008498		1150005576	1	1	0
53	1000383	0.002500			1008498		1150005598	1	1	0
54	1000383	0.002500			1008498		1150005838	1	1	0
55	1000383	0.002500			1008498		1150005880	1	1	0
56	1000383	0.002500			1008498		1150005935	1	1	0
57	1000383	0.002500			1008498		1150006152	1	1	0
58	1000383	0.002500			9999999		1220006481	1	1	0
59	1000383	0.002500			9999999		1220006726	1	1	0
60	1000383	0.002500			9999999		1020005578	1	1	0
61	1000383	0.002500			9999999		1220005617	1	1	0
62	1000383	0.002500			9999999		1450004866	1	1	0
63	1000383	0.002500			9999999		1450005895	1	1	0
64	1000383	0.002500			9999999		1450005894	1	1	0
65	1000383	0.002500			9999999		1450007181	1	1	0
66	1000383	0.002500			9999999		1450006527	1	1	0
67	1000383	0.002500			9999999		1700006536	1	1	0
68	1000383	0.002500			1001770		1750005390	1	1	0
69	1000383	0.002500			9999999		1700006495	1	1	0
70	1000383	0.002500			9999999		1700006946	1	1	0
71	1000383	0.002500			9999999		1170006347	1	1	0
72	1000383	0.002500			9999999		1450004797	1	1	0
73	1000383	0.002500			9999999		1700006582	1	1	0
74	1000383	0.002500			9999999		1700005795	1	1	0
75	1000383	0.002500			9999999		1700006282	1	1	0
76	1000383	0.002500			1000324		1030006139	1	1	0
77	1000383	0.002500			1000324		1030005927	1	1	0
78	1000383	0.002500			1000324		1030005933	1	1	0
79	1000383	0.002500			1000324		1030006344	1	1	0
80	1000383	0.002500			1000324		1030005882	1	1	0
81	1000383	0.002500			1000324		1030005917	1	1	0
82	1000383	0.002500			1000324		1030006024	1	1	0
83	1000383	0.002500			1000324		1030006128	1	1	0
84	1000383	0.002500			1000324		1030006609	1	1	0
85	1000383	0.002500			1000324		1030006517	1	1	0
86	1000383	0.002500			1000324		1030006910	1	1	0
87	1000383	0.002500			1000324		1030006402	1	1	0
88	1000383	0.002500			1000324		1030006315	1	1	0
89	1000383	0.002500			1000324		1030006853	1	1	0
90	1000383	0.002500			1000324		1030006533	1	1	0
91	1000383	0.002500			1000324		1030006388	1	1	0
92	1000383	0.002500			1000324		1030006434	1	1	0
93	1000383	0.002500			1000324		1030006492	1	1	0
94	1000383	0.002500			1000324		1030006641	1	1	0
95	1000383	0.002500			1000324		1030006615	1	1	0
96	1000383	0.002500			1000324		1030006759	1	1	0
97	1000383	0.002500			1000324		1030006967	1	1	0
98	1000383	0.002500			1000324		1030006747	1	1	0
99	1000383	0.002500			1001770		1750005628	1	1	0
100	1000383	0.002500			1001770		1750005235	1	1	0
101	1000383	0.002500			1001770		1750006622	1	1	0
102	1000383	0.002500			1001770		1750006339	1	1	0
103	1000383	0.002500			1001770		1750006511	1	1	0
104	1000383	0.002500			9999999		1700005004	1	1	0
105	1000383	0.002500			1001770		1750005633	1	1	0
106	1000383	0.002500			9999999		1700006022	1	1	0
107	1000383	0.002500			9999999		1400006016	1	1	0
108	1000383	0.002500			9999999		1400005818	1	1	0
109	1000383	0.002500			9999999		1400006371	1	1	0
110	1000383	0.002500			9999999		1400006104	1	1	0
111	1000383	0.002500			1000536		1050006157	1	1	0
112	1000383	0.002500			1000536		1050006636	1	1	0
113	1000383	0.002500			1000536		1050003296	1	1	0
114	1000383	0.002500			9999999		1700006155	1	1	0
115	1000383	0.002500			9999999		1160006843	1	1	0
116	1000383	0.002500			9999999		1140006465	1	1	0
117	1000383	0.002500			9999996		1360006326	1	1	0
118	1000383	0.002500			9999996		1360006563	1	1	0
119	1000383	0.002500			9999996		1360006391	1	1	0
120	1000383	0.002500			9999996		1360006288	1	1	0
121	1000383	0.002500			9999996		1360006621	1	1	0
122	1000383	0.002500			9999996		1360006493	1	1	0
123	1000383	0.002500			9999996		1360006531	1	1	0
124	1000383	0.002500			1001770		1750006277	1	1	0
125	1000383	0.002500			1000536		1050006975	1	1	0
126	1000383	0.002500			1000536		1050007167	1	1	0
127	1000383	0.002500			9999999		1800005707	1	1	0
128	1000383	0.002500			9999999		1160006232	1	1	0
129	1000383	0.002500			1001770		1750006306	1	1	0
130	1000383	0.002500			1001770		1750006177	1	1	0
131	1000383	0.002500			1001770		1750005972	1	1	0
132	1000383	0.002500			1001770		1750005404	1	1	0
133	1000383	0.002500			1001105		1250005464	1	1	0
134	1000383	0.002500			1001105		1250006449	1	1	0
135	1000383	0.002500			1001105		1250006733	1	1	0
136	1000383	0.002500			1001105		1250006770	1	1	0
137	1000383	0.002500			1001105		1250006219	1	1	0
138	1000383	0.002500			1001105		1250006468	1	1	0
139	1000383	0.002500			1001105		1250006974	1	1	0
140	1000383	0.002500			1001105		1250006612	1	1	0
141	1000383	0.002500			1001105		1250006732	1	1	0
142	1000383	0.002500			1001105		1250006818	1	1	0
143	1000383	0.002500			1000536		1050006986	1	1	0
144	1000383	0.002500			1000536		1050005819	1	1	0
145	1000383	0.002500			1000536		1050005395	1	1	0
146	1000383	0.002500			1001105		1250005034	1	1	0
147	1000383	0.002500			1001105		1250004784	1	1	0
148	1000383	0.002500			1001105		1250005325	1	1	0
149	1000383	0.002500			1001105		1250006187	1	1	0
150	1000383	0.002500			1001105		1250005542	1	1	0
151	1000383	0.002500			1001105		1250006421	1	1	0
152	1000383	0.002500			1001105		1250006268	1	1	0
153	1000383	0.002500			1001105		1250007463	1	1	0
154	1000383	0.002500			1000536		1050006558	1	1	0
155	1000383	0.002500			1000536		1050006730	1	1	0
156	1000383	0.002500			1000536		1050006017	1	1	0
157	1000383	0.002500			1000536		1050005997	1	1	0
158	1000383	0.002500			1000536		1050005553	1	1	0
159	1000383	0.002500			1000536		1050006338	1	1	0
160	1000383	0.002500			1000536		1050004596	1	1	0
161	1000383	0.002500			9999999		1060007028	1	1	0
162	1000383	0.002500			9999999		1060006183	1	1	0
163	1000383	0.002500			1000536		1050006298	1	1	0
164	1000383	0.002500			1000536		1050006655	1	1	0
165	1000383	0.002500			1000536		1050006076	1	1	0
166	1000383	0.002500			1000536		1050006029	1	1	0
167	1000383	0.002500			9999999		1420006080	1	1	0
168	1000383	0.002500			9999999		1420005863	1	1	0
169	1000383	0.002500			9999999		1420006828	1	1	0
170	1000383	0.002500			9999999		1420005852	1	1	0
171	1000383	0.002500			9999999		1420005974	1	1	0
172	1000383	0.002500			9999999		1420005746	1	1	0
173	1000383	0.002500			9999999		1330006606	1	1	0
174	1000383	0.002500			9999999		1330006249	1	1	0
175	1000383	0.002500			9999999		1330006942	1	1	0
176	1002338	0.002500			1002338		3000003497	1	1	0
177	1002338	0.002500			1002338		3000003498	1	1	0
178	1002338	0.002500			1002338		3000003840	1	1	0
179	1002338	0.002500			1002338		3000003678	1	1	0
180	1002338	0.002500			1002338		3000003673	1	1	0
181	1002338	0.002500			1002338		3000004599	1	1	0
182	1002338	0.002500			1002338		3000004561	1	1	0
183	1002338	0.002500			1002338		3000004698	1	1	0
184	1002338	0.002500			1002338		3000005002	1	1	0
185	1002338	0.002500			1002338		3000005067	1	1	0
186	1002338	0.002500			1002338		3000005277	1	1	0
187	1002338	0.002500			1002338		3000005280	1	1	0
188	1002338	0.002500			1002338		3000005393	1	1	0
189	1002338	0.002500			1002338		3000005424	1	1	0
190	1002338	0.002500			1002338		3000006583	1	1	0
191	1002338	0.002500			1002338		3000005500	1	1	0
192	1002338	0.002500			1002338		3000006584	1	1	0
193	1002338	0.002500			1002338		3000005994	1	1	0
194	1002338	0.002500			1002338		3000005582	1	1	0
195	1002338	0.002500			1002338		3000005583	1	1	0
196	1002338	0.002500			1002338		3000006105	1	1	0
197	1002338	0.002500			1002338		3000005993	1	1	0
198	1002338	0.002500			1002338		3000005929	1	1	0
199	1002338	0.002500			1002338		3000006135	1	1	0
200	1002338	0.002500			1002338		3000006190	1	1	0
201	1002338	0.002500			1002338		3000006191	1	1	0
202	1002338	0.002500			1002338		3000006221	1	1	0
203	1002338	0.002500			1002338		3000007512	1	1	0
204	1002338	0.002500			1002338		3000006378	1	1	0
205	1002338	0.002500			1002338		3000006744	1	1	0
206	1002338	0.002500			1002338		3000006483	1	1	0
207	1002338	0.002500			1002338		3000006521	1	1	0
208	1002338	0.002500			1002338		3000006586	1	1	0
209	1002338	0.002500			1002338		3000007172	1	1	0
210	1002338	0.002500			1002338		3000006743	1	1	0
211	1000383	0.002500			9999999		1040007496	1	1	0
212	1000383	0.002500			9999999		1040005766	1	1	0
213	1000383	0.002500			9999999		1040006003	1	1	0
214	1000383	0.002500			9999999		1040004509	1	1	0
215	1000383	0.002500			9999999		1010006276	1	1	0
216	1000383	0.002500			9999999		1450005013	1	1	0
217	1000383	0.002500			9999999		1450006271	1	1	0
218	1000383	0.002500			1001105		1250004572	1	1	0
219	1000383	0.002500			1001105		1250005214	1	1	0
220	1000383	0.002500			1001105		1250005823	1	1	0
221	1000200	0.002500			9999999		2000004466	1	1	0
222	1000383	0.002500			9999999		1000004867	1	1	0
223	1000383	0.002500			9999999		1000005152	1	1	0
224	1000383	0.002500			9999999		1000005356	1	1	0
225	1000383	0.002500			9999999		1000005551	1	1	0
226	1000383	0.002500			9999999		1000006494	1	1	0
227	1000383	0.002500			9999999		1010006561	1	1	0
228	1000383	0.002500			9999999		1010006650	1	1	0
229	1000383	0.002500			9999999		1010006724	1	1	0
230	1000383	0.002500			9999999		1010006885	1	1	0
231	1000383	0.002500			9999999		1010006898	1	1	0
232	1000383	0.002500			9999999		1010007485	1	1	0
233	1000383	0.002500			9999999		1020005614	1	1	0
234	1000383	0.002500			1000324		1030006073	1	1	0
235	1000383	0.002500			1000324		1030006464	1	1	0
236	1000383	0.002500			1000324		1030006737	1	1	0
237	1000383	0.002500			1000324		1030006782	1	1	0
238	1000383	0.002500			1000324		1030006796	1	1	0
239	1000383	0.002500			1000324		1030006865	1	1	0
240	1000383	0.002500			1000324		1030007488	1	1	0
241	1000383	0.002500			1000324		1030007562	1	1	0
242	1000383	0.002500			9999999		1040006023	1	1	0
243	1000383	0.002500			9999999		1040006551	1	1	0
244	1000383	0.002500			1000536		1050001244	1	1	0
245	1000383	0.002500			1000536		1050004809	1	1	0
246	1000383	0.002500			1000536		1050005797	1	1	0
247	1000383	0.002500			1000536		1050005918	1	1	0
248	1000383	0.002500			1000536		1050006333	1	1	0
249	1000383	0.002500			1000536		1050006337	1	1	0
250	1000383	0.002500			1000536		1050006341	1	1	0
251	1000383	0.002500			1000536		1050006474	1	1	0
252	1000383	0.002500			1000536		1050006523	1	1	0
253	1000383	0.002500			1000536		1050006530	1	1	0
254	1000383	0.002500			1000536		1050006555	1	1	0
255	1000383	0.002500			1000536		1050006657	1	1	0
256	1000383	0.002500			1000536		1050006692	1	1	0
257	1000383	0.002500			1000536		1050006727	1	1	0
258	1000383	0.002500			1000536		1050006750	1	1	0
259	1000383	0.002500			1000536		1050006893	1	1	0
260	1000383	0.002500			1000536		1050006941	1	1	0
261	1000383	0.002500			1000536		1050006949	1	1	0
262	1000383	0.002500			1000536		1050007169	1	1	0
263	1000383	0.002500			9999999		1060006321	1	1	0
264	1000383	0.002500			9999999		1070005524	1	1	0
265	1000383	0.002500			9999999		1070007048	1	1	0
266	1000383	0.002500			9999999		1070007432	1	1	0
267	1000383	0.002500			9999999		1080006052	1	1	0
268	1000383	0.002500			9999999		1080006776	1	1	0
269	1000383	0.002500			9999999		1140006719	1	1	0
270	1000383	0.002500			9999999		1140007462	1	1	0
271	1000383	0.002500			1008498		1150004222	1	1	0
272	1000383	0.002500			1008498		1150004400	1	1	0
273	1000383	0.002500			1008498		1150004883	1	1	0
274	1000383	0.002500			1008498		1150005077	1	1	0
275	1000383	0.002500			1008498		1150005354	1	1	0
276	1000383	0.002500			1008498		1150005374	1	1	0
277	1000383	0.002500			1008498		1150005829	1	1	0
278	1000383	0.002500			1008498		1150006353	1	1	0
279	1000383	0.002500			1008498		1150006367	1	1	0
280	1000383	0.002500			1008498		1150006446	1	1	0
281	1000383	0.002500			1008498		1150006488	1	1	0
282	1000383	0.002500			1008498		1150006690	1	1	0
283	1000383	0.002500			1008498		1150007500	1	1	0
284	1000383	0.002500			9999999		1170005610	1	1	0
285	1000383	0.002500			9999999		1170006872	1	1	0
286	1000383	0.002500			9999999		1200006448	1	1	0
287	1000383	0.002500			9999999		1200006540	1	1	0
288	1000383	0.002500			9999999		1200006937	1	1	0
289	1000383	0.002500			9999999		1200006945	1	1	0
290	1000383	0.002500			9999999		1220005991	1	1	0
291	1000383	0.002500			9999999		1220006925	1	1	0
292	1000383	0.002500			1001105		1250006342	1	1	0
293	1000383	0.002500			1001105		1250006559	1	1	0
294	1000383	0.002500			1001105		1250006568	1	1	0
295	1000383	0.002500			1001105		1250006746	1	1	0
296	1000383	0.002500			1001105		1250006786	1	1	0
297	1000383	0.002500			1001105		1250007499	1	1	0
298	1000383	0.002500			1001105		1250007642	1	1	0
299	1000383	0.002500			1001105		1250007846	1	1	0
300	1000383	0.002500			9999999		1270006572	1	1	0
301	1000383	0.002500			9999999		1300005724	1	1	0
302	1000383	0.002500			9999999		1310006149	1	1	0
303	1000383	0.002500			9999999		1310006305	1	1	0
304	1000383	0.002500			9999999		1330007543	1	1	0
305	1000383	0.002500			9999999		1340005883	1	1	0
306	1000383	0.002500			9999999		1340006154	1	1	0
307	1000383	0.002500			9999999		1340007034	1	1	0
308	1000383	0.002500			9999996		1360006292	1	1	0
309	1000383	0.002500			9999996		1360006804	1	1	0
310	1000383	0.002500			9999996		1360006820	1	1	0
311	1000383	0.002500			9999996		1360006824	1	1	0
312	1000383	0.002500			9999996		1360006882	1	1	0
313	1000383	0.002500			9999996		1360006965	1	1	0
314	1000383	0.002500			9999996		1360006979	1	1	0
315	1000383	0.002500			9999996		1360007159	1	1	0
316	1000383	0.002500			9999996		1360007447	1	1	0
317	1000383	0.002500			9999996		1360007573	1	1	0
318	1000383	0.002500			9999996		1360007601	1	1	0
319	1000383	0.002500			9999996		1360007741	1	1	0
320	1000383	0.002500			9999999		1400005048	1	1	0
321	1000383	0.002500			9999999		1400006497	1	1	0
322	1000383	0.002500			9999999		1400006799	1	1	0
323	1000383	0.002500			9999999		1420005853	1	1	0
324	1000383	0.002500			9999999		1450006130	1	1	0
325	1000383	0.002500			9999999		1450006653	1	1	0
326	1000383	0.002500			9999999		1450007173	1	1	0
327	1000383	0.002500			9999999		1450007552	1	1	0
328	1000383	0.002500			9999999		1490006788	1	1	0
329	1000383	0.002500			9999999		1540006827	1	1	0
330	1000383	0.002500			9999999		1600006457	1	1	0
331	1000383	0.002500			9999999		1650001953	1	1	0
332	1000383	0.002500			9999999		1650005257	1	1	0
333	1000383	0.002500			9999999		1650005324	1	1	0
334	1000383	0.002500			9999999		1650006085	1	1	0
335	1000383	0.002500			9999999		1650006108	1	1	0
336	1000383	0.002500			9999999		1650006110	1	1	0
337	1000383	0.002500			9999999		1700006962	1	1	0
338	1000383	0.002500			1001770		1750005008	1	1	0
339	1000383	0.002500			1001770		1750005121	1	1	0
340	1000383	0.002500			1001770		1750005621	1	1	0
341	1000383	0.002500			1001770		1750006264	1	1	0
342	1000383	0.002500			1001770		1750006545	1	1	0
343	1000383	0.002500			1001770		1750006706	1	1	0
344	1000383	0.002500			1001770		1750006769	1	1	0
345	1000383	0.002500			1001770		1750006781	1	1	0
346	1000383	0.002500			1001770		1750006952	1	1	0
347	1000383	0.002500			1001770		1750007042	1	1	0
348	1000383	0.002500			1001770		1750007119	1	1	0
349	1000383	0.002500			1001770		1750007186	1	1	0
350	1000383	0.002500			1001770		1750007478	1	1	0
351	1000383	0.002500			9999999		1950005767	1	1	0
352	1000200	0.002500			9999999		2000005667	1	1	0
353	1000200	0.002500			9999999		2000006144	1	1	0
354	1000200	0.002500			9999999		2000006273	1	1	0
355	1000200	0.002500			9999999		2000006320	1	1	0
356	1002338	0.002500			1002338		3000004320	1	1	0
357	1002338	0.002500			1002338		3000005163	1	1	0
358	1002338	0.002500			1002338		3000006694	1	1	0

	11	12	13	14	15	16	17	18	19	20
	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	9						1	0	0
2	9						1	0	0
3	9						1	0	0
4	9						1	4	0
5	9						1	4	0
6	7						1	0	0
7	7						1	4	0
8	9						1	0	0
9	7						1	4	0
10	7						1	4	0
11	7						1	4	0
12	9						1	4	0
13	7						1	4	0
14	7						1	4	0
15	9						2	4	0
16	7						2	4	0
17	7						5	0	0
18	9						1	0	0
19	7						1	4	0
20	7						1	4	0
21	7						5	4	0
22	9						1	0	0
23	9						1	4	0
24	9						1	0	0
25	9						1	0	0
26	9						1	0	0
27	7						1	0	0
28	7						1	0	0
29	7						5	0	0
30	9						1	0	0
31	9						1	0	0
32	3						5	0	0
33	7						1	4	0
34	9						1	4	0
35	9						5	4	0
36	9						5	0	0
37	7						1	4	0
38	9						1	0	0
39	9						1	0	0
40	9						5	0	0
41	9						1	0	0
42	7						2	0	0
43	9						1	4	0
44	9						1	4	0
45	9						2	4	0
46	9						1	4	0
47	9						5	4	0
48	9						1	0	0
49	9						5	4	0
50	9						1	4	0
51	9						1	4	0
52	9						1	0	0
53	7						1	0	0
54	9						5	0	0
55	7						1	0	0
56	9						1	0	0
57	7						5	4	0
58	7						1	4	0
59	7						1	4	0
60	9						1	4	0
61	9						1	0	0
62	7						1	0	0
63	7						1	4	0
64	9						1	0	0
65	7						1	0	0
66	7						1	0	0
67	9						2	0	0
68	3						1	0	0
69	9						2	0	0
70	9						2	4	0
71	7						1	4	0
72	3						1	0	0
73	9						1	4	0
74	9						1	4	0
75	7						1	4	0
76	7						2	4	0
77	9						2	0	0
78	9						1	4	0
79	7						2	4	0
80	9						1	4	0
81	9						2	4	0
82	9						2	4	0
83	9						2	4	0
84	7						2	4	0
85	9						2	0	0
86	9						2	0	0
87	7						2	4	0
88	7						1	4	0
89	9						2	4	0
90	9						2	0	0
91	7						2	4	0
92	9						2	4	0
93	9						2	4	0
94	7						2	4	0
95	9						2	4	0
96	7						2	4	0
97	9						2	0	0
98	7						2	4	0
99	7						1	4	0
100	7						1	0	0
101	7						1	4	0
102	7						1	4	0
103	7						1	0	0
104	3						2	0	0
105	9						1	0	0
106	9						5	4	0
107	9						1	0	0
108	9						1	0	0
109	3						1	0	0
110	9						1	4	0
111	3						1	4	0
112	7						1	4	0
113	9						1	4	0
114	9						2	0	0
115	3						2	4	0
116	9						1	4	0
117	9						1	4	0
118	7						1	0	0
119	9						1	0	0
120	3						1	0	0
121	7						1	0	0
122	9						1	0	0
123	7						1	4	0
124	7						1	4	0
125	7						1	4	0
126	9						1	4	0
127	9						5	4	0
128	9						2	0	0
129	7						1	4	0
130	9						1	4	0
131	9						1	4	0
132	9						1	0	0
133	9						2	0	0
134	9						2	0	0
135	7						2	0	0
136	9						2	4	0
137	6						2	0	0
138	9						2	0	0
139	9						2	0	0
140	7						2	0	0
141	9						2	0	0
142	7						2	0	0
143	7						1	0	0
144	9						1	4	0
145	9						1	4	0
146	3						1	0	0
147	9						1	0	0
148	9						1	0	0
149	9						1	0	0
150	3						1	0	0
151	3						1	0	0
152	9						1	0	0
153	7						1	0	0
154	7						1	0	0
155	7						1	0	0
156	7						1	0	0
157	9						1	4	0
158	9						1	4	0
159	7						1	0	0
160	7						1	0	0
161	7						1	4	0
162	9						1	4	0
163	7						1	4	0
164	9						1	0	0
165	7						1	0	0
166	9						1	0	0
167	9						1	0	0
168	7						1	4	0
169	7						1	4	0
170	9						1	0	0
171	3						1	0	0
172	9						1	4	0
173	9						1	4	0
174	7						1	0	0
175	7						1	4	0
176	7						1	0	0
177	7						1	0	0
178	7						1	0	0
179	3						1	0	0
180	3						1	0	0
181	7						1	0	0
182	9						1	0	0
183	9						1	0	0
184	9						1	0	0
185	7						1	0	0
186	3						1	0	0
187	7						1	0	0
188	7						1	0	0
189	7						1	0	0
190	9						1	0	0
191	7						1	0	0
192	6						1	0	0
193	7						1	0	0
194	7						1	0	0
195	7						1	0	0
196	9						1	0	0
197	9						1	0	0
198	9						1	0	0
199	7						1	0	0
200	7						1	0	0
201	9						1	0	0
202	7						1	4	0
203	9						1	4	0
204	6						1	0	0
205	9						1	0	0
206	7						1	0	0
207	7						1	0	0
208	7						1	0	0
209	6						1	0	0
210	7						1	0	0
211	9						1	4	0
212	9						1	4	0
213	9						1	4	0
214	9						1	4	0
215	3						1	0	0
216	7						1	0	0
217	6						1	0	0
218	9						2	0	0
219	7						2	0	0
220	9						2	0	0
221	3						1	0	0
222	9						1	4	0
223	9						1	4	0
224	9						1	4	0
225	9						1	4	0
226	9						1	4	0
227	9						1	0	0
228	7						1	4	0
229	9						1	4	0
230	9						1	4	0
231	3						1	0	0
232	7						1	0	0
233	9						1	4	0
234	9						2	4	0
235	9						2	4	0
236	9						2	4	0
237	7						2	4	0
238	9						2	4	0
239	9						2	0	0
240	7						2	4	0
241	9						2	4	0
242	3						1	4	0
243	9						1	4	0
244	9						1	0	0
245	9						1	4	0
246	9						1	0	0
247	9						1	0	0
248	9						1	0	0
249	9						1	0	0
250	7						1	0	0
251	9						1	4	0
252	9						1	4	0
253	9						1	0	0
254	7						1	4	0
255	7						1	4	0
256	7						1	0	0
257	7						1	4	0
258	7						1	0	0
259	9						1	0	0
260	9						1	0	0
261	7						1	0	0
262	9						1	0	0
263	9						1	0	0
264	9						5	0	0
265	7						2	0	0
266	7						1	4	0
267	9						1	1	0
268	7						1	4	0
269	9						5	4	0
270	9						5	4	0
271	9						1	0	0
272	9						5	0	0
273	9						1	4	0
274	9						5	4	0
275	7						5	4	0
276	9						1	0	0
277	9						5	4	0
278	9						1	0	0
279	7						1	0	0
280	7						5	4	0
281	9						1	4	0
282	7						5	4	0
283	7						1	0	0
284	9						5	4	0
285	3						5	4	0
286	9						5	4	0
287	7						5	0	0
288	7						5	0	0
289	7						5	4	0
290	9						5	0	0
291	7						5	4	0
292	9						2	4	0
293	9						1	4	0
294	9						2	0	0
295	9						2	0	0
296	7						2	0	0
297	7						2	0	0
298	3						1	0	0
299	9						2	0	0
300	7						5	4	0
301	9						1	0	0
302	7						1	4	0
303	9						5	0	0
304	9						5	4	0
305	9						1	4	0
306	9						1	4	0
307	7						1	1	0
308	7						1	0	0
309	7						1	0	0
310	9						1	4	0
311	9						1	0	0
312	9						1	4	0
313	7						1	0	0
314	9						1	0	0
315	7						1	4	0
316	9						1	0	0
317	9						1	4	0
318	9						1	0	0
319	9						1	4	0
320	9						1	0	0
321	9						1	0	0
322	7						1	4	0
323	9						1	0	0
324	9						1	0	0
325	9						1	4	0
326	7						1	0	0
327	9						1	4	0
328	9						1	0	0
329	9						1	4	0
330	7						1	4	0
331	9						2	4	0
332	9						2	4	0
333	9						1	0	0
334	9						1	4	0
335	7						2	0	0
336	7						5	0	0
337	7						2	4	0
338	3						1	0	0
339	3						1	0	0
340	9						1	0	0
341	9						1	4	0
342	9						1	0	0
343	9						1	4	0
344	9						1	0	0
345	9						1	4	0
346	7						1	0	0
347	9						1	0	0
348	3						1	0	0
349	9						1	0	0
350	7						1	4	0
351	9						1	0	0
352	9						1	0	0
353	7						1	4	0
354	7						1	4	0
355	7						1	4	0
356	3						1	0	0
357	3						1	0	0
358	7						1	0	0

	21	22	23	24	25	26	27	28	29	30
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0.00		20120921	690000.00	0.038750	360	360	20121101
2			0.00		20120928	1080000.00	0.038750	360	360	20121201
3			0.00		20120913	900000.00	0.040000	360	360	20121101
4			0.00		20121004	700000.00	0.040000	360	360	20121201
5			0.00		20120904	502000.00	0.040000	360	360	20121101
6			0.00		20120912	1225000.00	0.033750	360	360	20121101
7			0.00		20120917	728000.00	0.041250	360	360	20121101
8			100000.00		20120816	796000.00	0.040000	360	360	20121001
9			0.00		20120821	692000.00	0.041250	360	360	20121001
10			0.00		20120808	796000.00	0.038750	360	360	20121001
11			0.00		20121001	512000.00	0.040000	360	360	20121201
12			25000.00		20120823	445950.00	0.041250	360	360	20121001
13			0.00		20120815	600000.00	0.041250	360	360	20121001
14			0.00		20120621	500000.00	0.043750	360	360	20120801
15			0.00		20120823	662000.00	0.043750	360	360	20121001
16			0.00		20120824	700000.00	0.041250	360	360	20121001
17			0.00		20120904	999950.00	0.041250	360	360	20121101
18			0.00		20120914	1000000.00	0.040000	360	360	20121101
19			0.00		20120831	504000.00	0.040000	360	360	20121001
20			0.00		20120919	1242500.00	0.040000	360	360	20121101
21			0.00		20120928	760000.00	0.043750	360	360	20121101
22			0.00		20120803	758200.00	0.040000	360	360	20121001
23			0.00		20120926	680000.00	0.042500	360	360	20121101
24			0.00		20121001	785000.00	0.042500	360	360	20121101
25			0.00		20120921	587350.00	0.040000	360	360	20121101
26			0.00		20120919	1005000.00	0.037500	360	360	20121101
27			0.00		20120904	1200000.00	0.040000	360	360	20121101
28			0.00		20120830	875000.00	0.040000	360	360	20121001
29			0.00		20120926	939000.00	0.042500	360	360	20121101
30			66400.00		20120723	1150400.00	0.042500	360	360	20120901
31			0.00		20120620	1725000.00	0.043750	360	360	20120801
32			0.00		20120925	650000.00	0.038750	360	360	20121101
33			0.00		20120917	960000.00	0.041250	360	360	20121101
34			0.00		20120907	495000.00	0.042500	360	360	20121101
35			0.00		20120914	549600.00	0.040000	360	360	20121101
36			122564.00		20120817	980700.00	0.043750	360	360	20121001
37			0.00		20120904	836000.00	0.042500	360	360	20121101
38			0.00		20120905	849750.00	0.042500	360	360	20121101
39			0.00		20120907	966800.00	0.042500	360	360	20121101
40			0.00		20120823	988000.00	0.040000	360	360	20121001
41			0.00		20120907	837900.00	0.041250	360	360	20121101
42			0.00		20120812	880000.00	0.040000	360	360	20121001
43			0.00		20120821	945000.00	0.041250	360	360	20121001
44			0.00		20120910	600000.00	0.043750	360	360	20121101
45			0.00		20120918	538000.00	0.038750	360	360	20121101
46			200000.00		20120920	963000.00	0.037500	360	360	20121101
47			0.00		20120917	495000.00	0.043750	360	360	20121101
48			0.00		20120827	785000.00	0.042500	360	360	20121001
49			242180.00		20120824	765000.00	0.040000	360	360	20121001
50			0.00		20120918	638950.00	0.041250	360	360	20121101
51			0.00		20120915	506000.00	0.042500	360	360	20121101
52			0.00		20120918	732000.00	0.042500	360	360	20121101
53			0.00		20120822	992000.00	0.042500	360	360	20121001
54			0.00		20120908	700000.00	0.043750	360	360	20121101
55			0.00		20120828	1000000.00	0.041250	360	360	20121001
56			0.00		20120919	689000.00	0.040000	360	360	20121101
57			0.00		20120928	922500.00	0.043750	360	360	20121101
58			0.00		20120925	600000.00	0.042500	360	360	20121101
59			0.00		20120919	875000.00	0.041250	360	360	20121101
60			0.00		20120829	800000.00	0.042500	360	360	20121001
61			50000.00		20120910	1559100.00	0.040000	360	360	20121101
62			0.00		20120622	682500.00	0.043750	360	360	20120801
63			0.00		20120827	787500.00	0.042500	360	360	20121001
64			0.00		20120817	699000.00	0.041250	360	360	20121001
65			0.00		20121001	715000.00	0.038750	360	360	20121201
66			0.00		20120911	820000.00	0.041250	360	360	20121101
67			0.00		20120906	726400.00	0.041250	360	360	20121101
68			0.00		20120920	926000.00	0.041250	360	360	20121101
69			0.00		20120921	731250.00	0.037500	360	360	20121101
70			0.00		20120924	680400.00	0.037500	360	360	20121101
71			0.00		20120913	892000.00	0.042500	360	360	20121101
72			187578.00		20120920	1300000.00	0.038750	360	360	20121101
73			0.00		20120927	747000.00	0.040000	360	360	20121201
74			0.00		20120910	745000.00	0.037500	360	360	20121101
75			0.00		20120914	568000.00	0.041250	360	360	20121101
76			0.00		20120907	1440000.00	0.041250	360	360	20121101
77			0.00		20120927	673700.00	0.040000	360	360	20121101
78			0.00		20120822	795000.00	0.041250	360	360	20121001
79			0.00		20120924	1662500.00	0.040000	360	360	20121101
80			0.00		20120824	1300000.00	0.040000	360	360	20121001
81			0.00		20120926	633000.00	0.040000	360	360	20121101
82			76065.00		20120918	793000.00	0.040000	360	360	20121101
83			0.00		20120918	662000.00	0.041250	360	360	20121101
84			0.00		20120919	1100000.00	0.037500	360	360	20121101
85			0.00		20120921	591000.00	0.042500	360	360	20121101
86			0.00		20120919	696000.00	0.040000	360	360	20121101
87			0.00		20120912	656250.00	0.043750	360	360	20121101
88			0.00		20120907	844000.00	0.040000	360	360	20121101
89			0.00		20120928	580000.00	0.038750	360	360	20121101
90			0.00		20120925	850000.00	0.040000	360	360	20121201
91			0.00		20120919	592000.00	0.042500	360	360	20121101
92			0.00		20120914	748000.00	0.041250	360	360	20121101
93			92999.00		20120925	755000.00	0.041250	360	360	20121101
94			0.00		20120921	521250.00	0.041250	360	360	20121101
95			0.00		20120924	780000.00	0.040000	360	360	20121101
96			0.00		20120913	637840.00	0.040000	360	360	20121101
97			0.00		20120928	501000.00	0.038750	360	360	20121101
98			0.00		20121002	568000.00	0.041250	360	360	20121201
99			0.00		20120731	996000.00	0.043750	360	360	20120901
100			0.00		20120928	543750.00	0.045000	360	360	20121101
101			0.00		20120927	612000.00	0.041250	360	360	20121101
102			0.00		20120911	1383750.00	0.042500	360	360	20121101
103			0.00		20120928	472500.00	0.042500	360	360	20121101
104			0.00		20120911	735000.00	0.042500	360	360	20121101
105			0.00		20120914	1250000.00	0.040000	360	360	20121101
106			0.00		20120830	612000.00	0.041250	360	360	20121101
107			0.00		20120912	770000.00	0.040000	360	360	20121101
108			0.00		20120924	1897000.00	0.038750	360	360	20121101
109			0.00		20121001	1365000.00	0.038750	360	360	20121201
110			0.00		20120918	930000.00	0.040000	360	360	20121101
111			0.00		20120924	529750.00	0.040000	360	360	20121101
112			0.00		20120921	788000.00	0.045000	360	360	20121101
113			0.00		20120925	1000000.00	0.040000	360	360	20121101
114			0.00		20120906	727500.00	0.041250	360	360	20121101
115			0.00		20121001	597500.00	0.040000	360	360	20121101
116			0.00		20120914	940000.00	0.043750	360	360	20121101
117			0.00		20120912	695000.00	0.041250	360	360	20121101
118			0.00		20120831	780000.00	0.038750	360	360	20121001
119			0.00		20120906	669000.00	0.045000	360	360	20121101
120			0.00		20120920	740000.00	0.042500	360	360	20121101
121			0.00		20120911	960000.00	0.045000	360	360	20121101
122			0.00		20120919	661000.00	0.043750	360	360	20121101
123			0.00		20120926	1500000.00	0.038750	360	360	20121101
124			0.00		20120913	532000.00	0.038750	360	360	20121101
125			0.00		20120926	698400.00	0.038750	360	360	20121101
126			0.00		20120925	676600.00	0.041250	360	360	20121101
127			0.00		20120921	847000.00	0.041250	360	360	20121101
128			0.00		20120824	820000.00	0.046250	360	360	20121001
129			0.00		20120921	795000.00	0.040000	360	360	20121101
130			0.00		20120924	840000.00	0.042500	360	360	20121101
131			0.00		20120913	800000.00	0.042500	360	360	20121101
132			0.00		20120920	751800.00	0.042500	360	360	20121101
133			0.00		20120831	850000.00	0.045000	360	360	20121101
134			0.00		20120924	1182000.00	0.041250	360	360	20121101
135			0.00		20120919	975000.00	0.042500	360	360	20121101
136			0.00		20120920	703000.00	0.038750	360	360	20121101
137			0.00		20120907	959000.00	0.040000	360	360	20121101
138			0.00		20120927	719000.00	0.040000	360	360	20121101
139			0.00		20120924	1500000.00	0.040000	360	360	20121101
140			0.00		20120918	1000000.00	0.037500	360	360	20121101
141			0.00		20120927	1209000.00	0.041250	360	360	20121101
142			0.00		20120927	880000.00	0.037500	360	360	20121201
143			0.00		20120919	556800.00	0.038750	360	360	20121101
144			0.00		20120924	1000000.00	0.040000	360	360	20121101
145			0.00		20120830	605000.00	0.043750	360	360	20121001
146			0.00		20120719	2000000.00	0.038750	360	360	20120901
147			0.00		20120629	714000.00	0.038750	360	360	20120901
148			0.00		20120907	1186500.00	0.038750	360	360	20121101
149			0.00		20120907	720000.00	0.038750	360	360	20121101
150			0.00		20120809	775000.00	0.038750	360	360	20121001
151			0.00		20120905	700000.00	0.040000	360	360	20121101
152			0.00		20120918	960400.00	0.037500	360	360	20121101
153			0.00		20120926	555000.00	0.037500	360	360	20121101
154			0.00		20121001	674050.00	0.041250	360	360	20121201
155			0.00		20121004	625000.00	0.038750	360	360	20121201
156			0.00		20120907	521600.00	0.040000	360	360	20121001
157			0.00		20120913	662000.00	0.041250	360	360	20121101
158			0.00		20120924	656000.00	0.040000	360	360	20121101
159			0.00		20120920	732000.00	0.040000	360	360	20121101
160			0.00		20120620	1273500.00	0.040000	360	360	20120801
161			0.00		20120927	864500.00	0.038750	360	360	20121101
162			0.00		20120917	633000.00	0.038750	360	360	20121101
163			0.00		20120914	1395000.00	0.037500	360	360	20121101
164			0.00		20120924	650000.00	0.040000	360	360	20121101
165			0.00		20120830	544000.00	0.042500	360	360	20121001
166			0.00		20120910	756500.00	0.040000	360	360	20121101
167			0.00		20120918	628000.00	0.042500	360	360	20121101
168			0.00		20120907	581250.00	0.041250	360	360	20121101
169			0.00		20120928	675000.00	0.041250	360	360	20121101
170			0.00		20120911	672000.00	0.041250	360	360	20121101
171			0.00		20120921	700000.00	0.040000	360	360	20121101
172			34000.00		20120824	1000000.00	0.043750	360	360	20121001
173			0.00		20120920	492000.00	0.040000	360	360	20121101
174			0.00		20120827	805000.00	0.041250	360	360	20121001
175			0.00		20120920	595500.00	0.042500	360	360	20121101
176			0.00		20120403	1252000.00	0.045000	360	360	20120601
177			106600.00		20120402	746200.00	0.045000	360	360	20120601
178			0.00		20120510	920000.00	0.044500	360	360	20120701
179			0.00		20120919	960000.00	0.041500	360	360	20121101
180			0.00		20120919	900000.00	0.041500	360	360	20121101
181			0.00		20120627	768000.00	0.041500	360	360	20120901
182			0.00		20120619	877500.00	0.047000	360	360	20120801
183			200000.00		20120712	700000.00	0.044500	360	360	20120901
184			0.00		20120716	1090000.00	0.041500	360	360	20120901
185			0.00		20120627	1200000.00	0.042000	360	360	20120901
186			300000.00		20120815	960000.00	0.041500	360	360	20121001
187			0.00		20120710	1199200.00	0.040500	360	360	20120901
188			0.00		20120802	832000.00	0.041000	360	360	20121001
189			0.00		20120718	1225000.00	0.040000	360	360	20120901
190			0.00		20120914	675000.00	0.041500	360	360	20121101
191			0.00		20120724	1548000.00	0.040000	360	360	20121001
192			0.00		20121002	1300000.00	0.040500	360	360	20121201
193			0.00		20121004	600000.00	0.042500	360	360	20121201
194			0.00		20120722	1180000.00	0.042000	360	360	20120901
195			0.00		20120726	1200000.00	0.040000	360	360	20121001
196			800000.00		20120822	800000.00	0.040000	360	360	20121001
197			100000.00		20120913	1270000.00	0.037000	240	240	20121101
198			400000.00		20120907	1102000.00	0.038000	240	240	20121101
199			0.00		20120927	1600000.00	0.039000	360	360	20121101
200			0.00		20121003	680000.00	0.039500	360	360	20121201
201			500000.00		20120912	695000.00	0.036500	240	240	20121101
202			0.00		20120914	1118000.00	0.039500	360	360	20121101
203			0.00		20120928	475000.00	0.036500	240	240	20121201
204			0.00		20120912	1680000.00	0.035000	240	240	20121201
205			0.00		20120921	960000.00	0.037000	360	360	20121201
206			0.00		20120906	850000.00	0.039000	360	360	20121101
207			0.00		20120908	690000.00	0.039500	360	360	20121101
208			0.00		20120910	785600.00	0.039000	360	360	20121101
209			225000.00		20120920	828000.00	0.038500	360	360	20121201
210			0.00		20120912	1080000.00	0.038500	360	360	20121101
211			0.00		20120929	503000.00	0.038750	360	360	20121101
212			262000.00		20120928	833000.00	0.038750	360	360	20121101
213			0.00		20120911	828000.00	0.041250	360	360	20121101
214			0.00		20120907	1413750.00	0.045000	360	360	20121101
215			0.00		20120918	744250.00	0.045000	360	360	20121101
216			0.00		20120720	1312500.00	0.045000	360	360	20120901
217			0.00		20120821	1000000.00	0.043750	360	360	20121001
218			0.00		20120725	1716000.00	0.045000	360	360	20120901
219			0.00		20120717	888750.00	0.045000	360	360	20120901
220			0.00		20120914	750000.00	0.046250	360	360	20121101
221			0.00		20120706	800000.00	0.046250	360	360	20120901
222			0.00		20120911	626300.00	0.043750	360	360	20121101
223			0.00		20120906	1350000.00	0.040000	360	360	20121101
224			0.00		20120919	640000.00	0.042500	360	360	20121101
225			0.00		20120802	567000.00	0.040000	360	360	20120901
226			0.00		20120927	993000.00	0.041250	360	360	20121101
227			0.00		20120926	580000.00	0.041250	360	360	20121101
228			0.00		20120917	492000.00	0.042500	360	360	20121101
229			0.00		20120926	682500.00	0.040000	360	360	20121101
230			0.00		20121011	635000.00	0.040000	360	360	20121201
231			0.00		20121001	627000.00	0.038750	360	360	20121201
232			0.00		20121008	1500000.00	0.041250	360	360	20121201
233			0.00		20120921	1050000.00	0.040000	360	360	20121101
234			0.00		20121002	614100.00	0.038750	360	360	20121201
235			0.00		20121002	700000.00	0.040000	360	360	20121201
236			0.00		20121009	651000.00	0.038750	360	360	20121201
237			0.00		20120926	900000.00	0.041250	360	360	20121101
238			0.00		20121004	832500.00	0.040000	360	360	20121201
239			0.00		20120926	869999.00	0.038750	360	360	20121201
240			0.00		20121010	1125000.00	0.041250	360	360	20121201
241			0.00		20121009	508000.00	0.038750	360	360	20121201
242			0.00		20121011	1190000.00	0.038750	360	360	20121201
243			0.00		20121009	865000.00	0.040000	360	360	20121201
244			0.00		20120802	947000.00	0.041250	360	360	20121001
245			515000.00		20120810	585000.00	0.041250	360	360	20121001
246			30000.00		20120926	472500.00	0.043750	360	360	20121101
247			0.00		20120927	704000.00	0.041250	360	360	20121101
248			0.00		20121003	805000.00	0.042500	360	360	20121201
249			0.00		20121001	692000.00	0.046250	360	360	20121201
250			0.00		20120921	556000.00	0.041250	360	360	20121101
251			0.00		20121012	459500.00	0.040000	360	360	20121201
252			0.00		20120924	960000.00	0.042500	360	360	20121101
253			0.00		20121002	560500.00	0.041250	360	360	20121201
254			0.00		20121001	487500.00	0.040000	360	360	20121201
255			0.00		20120927	600000.00	0.042500	360	360	20121101
256			0.00		20120930	630000.00	0.041250	360	360	20121101
257			0.00		20121010	672000.00	0.037500	360	360	20121201
258			0.00		20120928	1200000.00	0.037500	360	360	20121101
259			0.00		20120924	954000.00	0.040000	360	360	20121101
260			0.00		20120921	909300.00	0.041250	360	360	20121101
261			0.00		20121015	556000.00	0.040000	360	360	20121201
262			0.00		20121001	573000.00	0.040000	360	360	20121201
263			0.00		20120921	933000.00	0.040000	360	360	20121101
264			0.00		20121005	706000.00	0.040000	360	360	20121201
265			0.00		20120930	1000000.00	0.046250	360	360	20121101
266			0.00		20121009	999990.00	0.045000	360	360	20121201
267			0.00		20120907	497700.00	0.041250	360	360	20121101
268			0.00		20120926	580000.00	0.040000	360	360	20121101
269			0.00		20121019	1852500.00	0.038750	360	360	20121201
270			0.00		20121001	765000.00	0.041250	360	360	20121201
271			0.00		20120814	496500.00	0.043750	360	360	20121001
272			0.00		20120927	618000.00	0.041250	360	360	20121101
273			500000.00		20120817	850000.00	0.042500	360	360	20121001
274			0.00		20120914	745000.00	0.036250	360	360	20121101
275			0.00		20120814	720000.00	0.040000	360	360	20121001
276			0.00		20120823	760000.00	0.041250	360	360	20121001
277			0.00		20120924	478760.00	0.040000	360	360	20121101
278			0.00		20121002	631000.00	0.040000	360	360	20121201
279			0.00		20121003	1000000.00	0.040000	360	360	20121101
280			0.00		20120918	668000.00	0.038750	360	360	20121101
281			0.00		20121018	772000.00	0.041250	360	360	20121201
282			0.00		20121005	752000.00	0.042500	360	360	20121201
283			0.00		20121015	774400.00	0.042500	360	360	20121201
284			40000.00		20120924	637000.00	0.045000	360	360	20121101
285			0.00		20121015	521000.00	0.040000	360	360	20121201
286			0.00		20121001	867000.00	0.040000	360	360	20121101
287			0.00		20120920	1500000.00	0.040000	360	360	20121101
288			0.00		20121011	922500.00	0.041250	360	360	20121201
289			0.00		20121002	1844700.00	0.038750	360	360	20121201
290			0.00		20121009	1324000.00	0.038750	360	360	20121201
291			0.00		20121018	1099000.00	0.033750	360	360	20121201
292			0.00		20121002	729000.00	0.042500	360	360	20121201
293			0.00		20120925	674000.00	0.038750	360	360	20121101
294			160000.00		20120928	787000.00	0.041250	360	360	20121201
295			0.00		20120926	1150000.00	0.038750	360	360	20121101
296			0.00		20121015	680000.00	0.042500	360	360	20121201
297			0.00		20121010	1400000.00	0.040000	360	360	20121201
298			0.00		20121008	883000.00	0.037500	360	360	20121201
299			0.00		20121016	850000.00	0.043750	360	360	20121201
300			0.00		20121015	764000.00	0.041250	360	360	20121201
301			0.00		20120912	749500.00	0.042500	360	360	20121101
302			0.00		20120921	960000.00	0.042500	360	360	20121101
303			150000.00		20120917	876500.00	0.042500	360	360	20121101
304			0.00		20121009	617500.00	0.040000	360	360	20121201
305			0.00		20120920	500000.00	0.040000	360	360	20121101
306			60000.00		20120927	715000.00	0.041250	360	360	20121201
307			400000.00		20121019	950000.00	0.037500	360	360	20121201
308			0.00		20121002	690000.00	0.045000	360	360	20121201
309			0.00		20120924	1000000.00	0.040000	360	360	20121101
310			0.00		20121015	830000.00	0.042500	360	360	20121201
311			0.00		20121002	1430000.00	0.038750	360	360	20121201
312			0.00		20121002	1050000.00	0.042500	360	360	20121201
313			0.00		20121008	1000000.00	0.043750	360	360	20121201
314			92571.00		20120924	654500.00	0.041250	360	360	20121101
315			0.00		20120920	632000.00	0.043750	360	360	20121101
316			0.00		20121011	852000.00	0.041250	360	360	20121201
317			0.00		20121002	980000.00	0.042500	360	360	20121201
318			0.00		20121004	930000.00	0.040000	360	360	20121201
319			0.00		20121008	670000.00	0.041250	360	360	20121201
320			0.00		20121015	700000.00	0.042500	360	360	20121201
321			0.00		20121015	1375000.00	0.038750	360	360	20121201
322			0.00		20121019	1000000.00	0.038750	360	360	20121201
323			350000.00		20120924	610000.00	0.040000	360	360	20121101
324			0.00		20120913	1121250.00	0.041250	360	360	20121101
325			345000.00		20120926	1300000.00	0.041250	360	360	20121101
326			0.00		20121010	900000.00	0.041250	360	360	20121201
327			0.00		20121023	975000.00	0.038750	360	360	20121201
328			0.00		20121005	720000.00	0.040000	360	360	20121201
329			0.00		20121001	700000.00	0.040000	360	360	20121201
330			0.00		20120927	740000.00	0.043750	360	360	20121101
331			0.00		20120620	1150000.00	0.048750	360	360	20120801
332			0.00		20120912	1278000.00	0.041250	360	360	20121101
333			0.00		20120917	823000.00	0.041250	360	360	20121101
334			0.00		20120913	838000.00	0.038750	360	360	20121101
335			0.00		20120925	975000.00	0.038750	360	360	20121101
336			0.00		20120912	600000.00	0.041250	360	360	20121101
337			0.00		20121005	559920.00	0.041250	360	360	20121201
338			0.00		20120919	900000.00	0.042500	360	360	20121101
339			0.00		20121005	795500.00	0.043750	360	360	20121201
340			0.00		20121004	498300.00	0.040000	360	360	20121201
341			0.00		20120920	650000.00	0.043750	360	360	20121101
342			0.00		20120928	762000.00	0.042500	360	360	20121101
343			0.00		20121004	736500.00	0.041250	360	360	20121201
344			0.00		20121010	604500.00	0.040000	360	360	20121201
345			0.00		20121001	857000.00	0.042500	360	360	20121201
346			0.00		20121008	614000.00	0.041250	360	360	20121201
347			0.00		20121003	807625.00	0.038750	360	360	20121201
348			0.00		20120928	721500.00	0.040000	360	360	20121101
349			0.00		20121018	780150.00	0.038750	360	360	20121201
350			0.00		20121018	596750.00	0.038750	360	360	20121201
351			0.00		20120917	497000.00	0.041250	360	360	20121101
352			0.00		20120919	699700.00	0.041250	360	360	20121101
353			0.00		20120906	560000.00	0.042500	360	360	20121101
354			0.00		20120914	695000.00	0.040000	360	360	20121101
355			0.00		20120907	516500.00	0.040000	360	360	20121101
356			0.00		20120914	870000.00	0.034500	240	240	20121101
357			0.00		20120925	945000.00	0.041500	360	360	20121201
358			0.00		20120914	1280000.00	0.039000	360	360	20121101

	31	32	33	34	35	36	37	38	39	40
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		688983.49	0.038750	3244.64	20121101	0	0
2	1	0	0		1080000.00	0.038750	5078.56	20121101	0	0
3	1	0	0		898703.26	0.040000	4296.74	20121101	0	0
4	1	0	0		700000.00	0.040000	3341.91	20121101	0	0
5	1	0	0		501276.71	0.040000	2396.62	20121101	0	0
6	1	0	0		1223029.63	0.033750	5415.68	20121101	0	0
7	1	0	0		726974.24	0.041250	3528.25	20121101	0	0
8	1	0	0		793702.38	0.040000	3800.23	20121101	0	0
9	1	0	0		690046.59	0.041250	3353.78	20121101	0	0
10	1	0	0		793650.86	0.038750	3743.09	20121101	0	0
11	1	0	0		512000.00	0.040000	2444.37	20121101	0	0
12	1	0	0		444691.14	0.041250	2161.30	20121101	0	0
13	1	0	0		598306.29	0.041250	2907.90	20121101	0	0
14	1	0	0		497291.18	0.043750	2496.43	20121101	0	0
15	1	0	0		660213.29	0.043750	3305.27	20121101	0	0
16	1	0	0		698024.01	0.041250	3392.55	20121101	0	0
17	1	0	0		998541.07	0.041250	4846.26	20121101	0	0
18	1	0	0		998559.18	0.040000	4774.15	20121101	0	0
19	1	0	0		502545.23	0.040000	2406.17	20121101	0	0
20	1	0	0		1240709.78	0.040000	5931.89	20121101	0	0
21	1	0	0		758976.26	0.043750	3794.57	20121101	0	0
22	1	0	0		756011.50	0.040000	3619.76	20121101	0	0
23	1	0	0		679063.14	0.042500	3345.19	20121101	0	0
24	1	0	0		783918.48	0.042500	3861.73	20121101	0	0
25	1	0	0		586005.74	0.040000	2804.10	20121101	0	0
26	1	0	0		1003486.32	0.037500	4654.31	20121101	0	0
27	1	0	0		1198271.02	0.040000	5728.98	20121101	0	0
28	1	0	0		872474.36	0.040000	4177.38	20121101	0	0
29	1	0	0		937706.31	0.042500	4619.32	20121101	0	0
30	1	0	0		1145628.30	0.042500	5659.28	20121101	0	0
31	1	0	0		1715654.59	0.043750	8612.67	20121101	0	0
32	1	0	0		649042.42	0.038750	3056.54	20121101	0	0
33	1	0	0		958647.36	0.041250	4652.64	20121101	0	0
34	1	0	0		494318.03	0.042500	2435.10	20121101	0	0
35	1	0	0		548808.13	0.040000	2623.87	20121101	0	0
36	1	0	0		978053.13	0.043750	4896.49	20121101	0	0
37	1	0	0		834848.21	0.042500	4112.62	20121101	0	0
38	1	0	0		848579.27	0.042500	4180.26	20121101	0	0
39	1	0	0		965468.01	0.042500	4756.07	20121101	0	0
40	1	0	0		985148.20	0.040000	4716.86	20121101	0	0
41	1	0	0		836719.40	0.041250	4060.88	20121101	0	0
42	1	0	0		877459.94	0.040000	4201.25	20121101	0	0
43	1	0	0		942332.42	0.041250	4579.94	20121101	0	0
44	1	0	0		599191.79	0.043750	2995.71	20121101	0	0
45	1	0	0		537207.41	0.038750	2529.88	20121101	0	0
46	1	0	0		961236.50	0.037500	4459.80	20121101	0	0
47	1	0	0		493617.26	0.043750	2471.46	20121101	0	0
48	1	0	0		782833.13	0.042500	3861.73	20121101	0	0
49	1	0	0		762791.87	0.040000	3652.23	20121101	0	0
50	1	0	0		638049.72	0.041250	3096.67	20121101	0	0
51	1	0	0		505302.86	0.042500	2489.22	20121101	0	0
52	1	0	0		730991.50	0.042500	3601.00	20121101	0	0
53	1	0	0		989261.45	0.042500	4880.04	20121101	0	0
54	1	0	0		699057.08	0.043750	3495.00	20121101	0	0
55	1	0	0		997177.16	0.041250	4846.50	20121101	0	0
56	1	0	0		688007.28	0.040000	3289.39	20121101	0	0
57	1	0	0		921257.37	0.043750	4605.91	20121101	0	0
58	1	0	0		599173.36	0.042500	2951.64	20121101	0	0
59	1	0	0		873767.12	0.041250	4240.69	20121101	0	0
60	1	0	0		797791.72	0.042500	3935.52	20121101	0	0
61	1	0	0		1556853.62	0.040000	7443.38	20121101	0	0
62	1	0	0		678709.77	0.043750	3407.62	20121101	0	0
63	1	0	0		785326.22	0.042500	3874.03	20121101	0	0
64	1	0	0		697026.84	0.041250	3387.70	20121101	0	0
65	1	0	0		715000.00	0.038750	3362.20	20121101	0	0
66	1	0	0		818844.62	0.041250	3974.13	20121101	0	0
67	1	0	0		725376.50	0.041250	3520.50	20121101	0	0
68	1	0	0		924695.27	0.041250	4487.86	20121101	0	0
69	1	0	0		730148.63	0.037500	3386.53	20121101	0	0
70	1	0	0		679375.21	0.037500	3151.04	20121101	0	0
71	1	0	0		890771.07	0.042500	4388.10	20121101	0	0
72	1	0	0		1298084.84	0.038750	6113.08	20121101	0	0
73	1	0	0		747000.00	0.040000	3566.29	20121101	0	0
74	1	0	0		743877.92	0.037500	3450.21	20121101	0	0
75	1	0	0		567199.69	0.041250	2752.81	20121101	0	0
76	1	0	0		1437971.04	0.041250	6978.96	20121101	0	0
77	1	0	0		672729.32	0.040000	3216.35	20121101	0	0
78	1	0	0		792755.83	0.041250	3852.97	20121101	0	0
79	1	0	0		1660104.64	0.040000	7937.03	20121101	0	0
80	1	0	0		1296247.62	0.040000	6206.40	20121101	0	0
81	1	0	0		632087.96	0.040000	3022.04	20121101	0	0
82	1	0	0		791857.42	0.040000	3785.90	20121101	0	0
83	1	0	0		661067.24	0.041250	3208.38	20121101	0	0
84	1	0	0		1098343.23	0.037500	5094.27	20121101	0	0
85	1	0	0		590185.77	0.042500	2907.36	20121101	0	0
86	1	0	0		694997.19	0.040000	3322.81	20121101	0	0
87	1	0	0		655366.02	0.043750	3276.56	20121101	0	0
88	1	0	0		842783.94	0.040000	4029.39	20121101	0	0
89	1	0	0		579145.54	0.038750	2727.38	20121101	0	0
90	1	0	0		850000.00	0.040000	4058.03	20121101	0	0
91	1	0	0		591184.38	0.042500	2912.28	20121101	0	0
92	1	0	0		746946.07	0.041250	3625.18	20121101	0	0
93	1	0	0		753936.20	0.041250	3659.11	20121101	0	0
94	1	0	0		520515.56	0.041250	2526.24	20121101	0	0
95	1	0	0		778876.16	0.040000	3723.84	20121101	0	0
96	1	0	0		636920.98	0.040000	3045.15	20121101	0	0
97	1	0	0		500261.92	0.038750	2355.89	20121101	0	0
98	1	0	0		568000.00	0.041250	2752.81	20121101	0	0
99	1	0	0		991960.42	0.043750	4972.88	20121101	0	0
100	1	0	0		543033.96	0.045000	2755.10	20121101	0	0
101	1	0	0		611137.69	0.041250	2966.06	20121101	0	0
102	1	0	0		1381843.56	0.042500	6807.22	20121101	0	0
103	1	0	0		471849.02	0.042500	2324.42	20121101	0	0
104	1	0	0		733987.37	0.042500	3615.76	20121101	0	0
105	1	0	0		1248198.98	0.040000	5967.69	20121101	0	0
106	1	0	0		611137.69	0.041250	2966.06	20121101	0	0
107	1	0	0		768890.57	0.040000	3676.10	20121101	0	0
108	1	0	0		1894205.33	0.038750	8920.40	20121101	0	0
109	1	0	0		1365000.00	0.038750	6418.74	20121101	0	0
110	1	0	0		928660.04	0.040000	4439.96	20121101	0	0
111	1	0	0		528986.72	0.040000	2529.11	20121101	0	0
112	1	0	0		786962.32	0.045000	3992.68	20121101	0	0
113	1	0	0		998559.18	0.040000	4774.15	20121101	0	0
114	1	0	0		726474.95	0.041250	3525.83	20121101	0	0
115	1	0	0		596639.11	0.040000	2852.56	20121101	0	0
116	1	0	0		938733.80	0.043750	4693.28	20121101	0	0
117	1	0	0		694020.74	0.041250	3368.32	20121101	0	0
118	1	0	0		777698.09	0.038750	3667.85	20121101	0	0
119	1	0	0		668119.03	0.045000	3389.72	20121101	0	0
120	1	0	0		738980.47	0.042500	3640.36	20121101	0	0
121	1	0	0		958735.82	0.045000	4864.18	20121101	0	0
122	1	0	0		660109.62	0.043750	3300.28	20121101	0	0
123	1	0	0		1497790.19	0.038750	7053.56	20121101	0	0
124	1	0	0		531216.26	0.038750	2501.66	20121101	0	0
125	1	0	0		697371.11	0.038750	3284.14	20121101	0	0
126	1	0	0		675646.67	0.041250	3279.14	20121101	0	0
127	1	0	0		845806.58	0.041250	4104.98	20121101	0	0
128	1	0	0		817884.89	0.046250	4215.94	20121101	0	0
129	1	0	0		793854.55	0.040000	3795.45	20121101	0	0
130	1	0	0		838842.70	0.042500	4132.30	20121101	0	0
131	1	0	0		798897.81	0.042500	3935.52	20121101	0	0
132	1	0	0		750764.23	0.042500	3698.40	20121101	0	0
133	1	0	0		848880.67	0.045000	4306.83	20121101	0	0
134	1	0	0		1180334.57	0.041250	5728.56	20121101	0	0
135	1	0	0		973656.72	0.042500	4796.41	20121101	0	0
136	1	0	0		701964.33	0.038750	3305.77	20121101	0	0
137	1	0	0		957618.26	0.040000	4578.41	20121101	0	0
138	1	0	0		717964.05	0.040000	3432.62	20121101	0	0
139	1	0	0		1497838.77	0.040000	7161.23	20121101	0	0
140	1	0	0		998493.84	0.037500	4631.16	20121101	0	0
141	1	0	0		1207296.52	0.041250	5859.42	20121101	0	0
142	1	0	0		880000.00	0.037500	4075.42	20121101	0	0
143	1	0	0		555979.72	0.038750	2618.28	20121101	0	0
144	1	0	0		996248.73	0.040000	4774.15	20121101	0	0
145	1	0	0		603367.13	0.043750	3020.68	20121101	0	0
146	1	0	0		1991036.32	0.038750	9404.74	20121101	0	0
147	1	0	0		710834.19	0.038750	3357.49	20121101	0	0
148	1	0	0		1184752.04	0.038750	5579.36	20121101	0	0
149	1	0	0		718939.29	0.038750	3385.71	20121101	0	0
150	1	0	0		772712.84	0.038750	3644.34	20121101	0	0
151	1	0	0		698991.42	0.040000	3341.91	20121101	0	0
152	1	0	0		958953.48	0.037500	4447.76	20121101	0	0
153	1	0	0		554164.09	0.037500	2570.29	20121101	0	0
154	1	0	0		674050.00	0.041250	3266.78	20121101	0	0
155	1	0	0		625000.00	0.038750	2938.98	20121101	0	0
156	1	0	0		520094.43	0.040000	2490.20	20121101	0	0
157	1	0	0		661067.25	0.041250	3208.38	20121101	0	0
158	1	0	0		655054.83	0.040000	3131.84	20121101	0	0
159	1	0	0		730945.32	0.040000	3494.68	20121101	0	0
160	1	0	0		1266123.70	0.040000	6079.88	20121101	0	0
161	1	0	0		863226.41	0.038750	4065.20	20121101	0	0
162	1	0	0		632067.46	0.038750	2976.60	20121101	0	0
163	1	0	0		1392898.92	0.037500	6460.46	20121101	0	0
164	1	0	0		649063.47	0.040000	3103.20	20121101	0	0
165	1	0	0		542498.38	0.042500	2676.15	20121101	0	0
166	1	0	0		755410.02	0.040000	3611.65	20121101	0	0
167	1	0	0		627134.79	0.042500	3089.38	20121101	0	0
168	1	0	0		580431.02	0.041250	2817.03	20121101	0	0
169	1	0	0		674048.92	0.041250	3271.39	20121101	0	0
170	1	0	0		671053.15	0.041250	3256.85	20121101	0	0
171	1	0	0		698991.42	0.040000	3341.91	20121101	0	0
172	1	0	0		997301.05	0.043750	4992.85	20121101	0	0
173	1	0	0		491291.12	0.040000	2348.88	20121101	0	0
174	1	0	0		802727.62	0.041250	3901.43	20121101	0	0
175	1	0	0		594679.56	0.042500	2929.50	20121101	0	0
176	1	0	0		1242014.53	0.045000	6343.70	20121101	0	0
177	1	0	0		740248.62	0.045000	3780.89	20121101	0	0
178	1	120	0		920000.00	0.044500	3411.67	20121101	0	0
179	1	0	0		958653.41	0.041500	4666.59	20121101	0	0
180	1	0	0		898737.57	0.041500	4374.93	20121101	0	0
181	1	0	0		764658.16	0.039000	3622.41	20121101	0	0
182	1	0	0		873017.05	0.047000	4551.05	20121101	0	0
183	1	120	0		693977.75	0.044500	2595.83	20121101	0	0
184	1	0	0		1085397.28	0.041500	5298.53	20121101	0	0
185	1	120	0		1200000.00	0.042000	4200.00	20121101	0	0
186	1	0	0		957302.16	0.041500	4666.59	20121101	0	0
187	1	0	0		1194045.17	0.040500	5759.79	20121101	0	0
188	1	0	0		829640.87	0.041000	4020.21	20121101	0	0
189	1	0	0		1185072.31	0.040000	5848.34	20121101	0	0
190	1	120	0		674053.18	0.041500	2334.38	20121101	0	0
191	1	0	0		1543531.79	0.040000	7390.39	20121101	0	0
192	1	120	0		1300000.00	0.040500	4387.50	20121101	0	0
193	1	0	0		600000.00	0.042500	2951.64	20121101	0	0
194	1	0	0		1175061.53	0.042000	5770.40	20121101	0	0
195	1	0	0		1196536.26	0.040000	5728.98	20121101	0	0
196	1	0	0		797690.83	0.040000	3819.32	20121101	0	0
197	1	0	0		1266419.16	0.037000	7496.68	20121101	0	0
198	1	0	0		1098927.33	0.038000	6562.34	20121101	0	0
199	1	0	0		1597653.31	0.039000	7546.69	20121101	0	0
200	1	0	0		680000.00	0.039500	3226.85	20121101	0	0
201	1	0	0		693007.44	0.035500	4048.60	20121101	0	0
202	1	0	0		1116374.76	0.039500	5305.33	20121101	0	0
203	1	0	0		475000.00	0.036500	2791.56	20121101	0	0
204	1	0	0		1680000.00	0.035000	9743.32	20121101	0	0
205	1	0	0		960000.00	0.037000	4418.72	20121101	0	0
206	1	0	0		848753.32	0.039000	4009.18	20121101	0	0
207	1	0	0		688996.94	0.039500	3274.31	20121101	0	0
208	1	0	0		784447.77	0.039000	3705.43	20121101	0	0
209	1	0	0		828000.00	0.038500	3881.73	20121101	0	0
210	1	0	0		1078401.87	0.038500	5063.13	20121101	0	0
211	1	0	0		502258.97	0.038750	2365.29	20121101	0	0
212	1	0	0		831772.82	0.038750	3917.07	20121101	0	0
213	1	0	0		826833.35	0.041250	4012.90	20121101	0	0
214	1	0	0		1411888.30	0.045000	7163.26	20121101	0	0
215	1	0	0		743269.93	0.045000	3771.01	20121101	0	0
216	1	0	0		1307295.44	0.045000	6650.24	20121101	0	0
217	1	0	0		997301.05	0.043750	4992.85	20121101	0	0
218	1	0	0		1709195.39	0.045000	8694.72	20121101	0	0
219	1	0	0		885225.74	0.045000	4503.17	20121101	0	0
220	1	0	0		749034.58	0.046250	3856.05	20121101	0	0
221	1	0	0		796898.71	0.046250	4113.12	20121101	0	0
222	1	0	0		625456.37	0.043750	3127.02	20121101	0	0
223	1	0	0		1348054.89	0.040000	6445.11	20121101	0	0
224	1	0	0		639118.25	0.042500	3148.42	20121101	0	0
225	1	0	0		563027.35	0.040000	2706.94	20121101	0	0
226	1	0	0		991585.29	0.041250	4812.57	20121101	0	0
227	1	0	0		579182.78	0.041250	2810.97	20121101	0	0
228	1	0	0		491322.16	0.042500	2420.34	20121101	0	0
229	1	0	0		681516.64	0.040000	3258.36	20121101	0	0
230	1	0	0		635000.00	0.040000	3031.59	20121101	0	0
231	1	0	0		627000.00	0.038750	2948.39	20121101	0	0
232	1	0	0		1500000.00	0.041250	7269.75	20121101	0	0
233	1	0	0		1048487.14	0.040000	5012.86	20121101	0	0
234	1	0	0		614100.00	0.038750	2887.73	20121101	0	0
235	1	0	0		700000.00	0.040000	3341.91	20121101	0	0
236	1	0	0		651000.00	0.038750	3061.24	20121101	0	0
237	1	0	0		898731.90	0.041250	4361.85	20121101	0	0
238	1	0	0		832500.00	0.040000	3974.48	20121101	0	0
239	1	0	0		869999.00	0.038750	4091.06	20121101	0	0
240	1	0	0		1125000.00	0.041250	5452.31	20121101	0	0
241	1	0	0		508000.00	0.038750	2388.80	20121101	0	0
242	1	0	0		1190000.00	0.038750	5595.82	20121101	0	0
243	1	0	0		865000.00	0.040000	4129.64	20121101	0	0
244	1	0	0		944326.78	0.041250	4589.63	20121101	0	0
245	1	0	0		583348.64	0.041250	2835.20	20121101	0	0
246	1	0	0		470494.96	0.043750	2359.12	20121101	0	0
247	1	0	0		703008.07	0.041250	3411.93	20121101	0	0
248	1	0	0		805000.00	0.042500	3960.12	20121101	0	0
249	1	0	0		692000.00	0.046250	3557.85	20121101	0	0
250	1	0	0		555216.60	0.041250	2694.65	20121101	0	0
251	1	0	0		459500.00	0.040000	2193.72	20121101	0	0
252	1	0	0		958677.38	0.042500	4722.62	20121101	0	0
253	1	0	0		560500.00	0.041250	2716.46	20121101	0	0
254	1	0	0		487500.00	0.040000	2327.40	20121101	0	0
255	1	0	0		599173.36	0.042500	2951.64	20121101	0	0
256	1	0	0		629112.34	0.041250	3053.29	20121101	0	0
257	1	0	0		672000.00	0.037500	3112.14	20121101	0	0
258	1	0	0		1198192.61	0.037500	5557.39	20121101	0	0
259	1	0	0		952625.45	0.040000	4554.54	20121101	0	0
260	1	0	0		908018.79	0.041250	4406.92	20121101	0	0
261	1	0	0		556000.00	0.040000	2654.43	20121101	0	0
262	1	0	0		573000.00	0.040000	2735.59	20121101	0	0
263	1	0	0		931655.72	0.040000	4454.28	20121101	0	0
264	1	0	0		706000.00	0.040000	3370.55	20121101	0	0
265	1	0	0		998712.77	0.046250	5141.40	20121101	0	0
266	1	0	0		999990.00	0.045000	5066.80	20121101	0	0
267	1	0	0		496998.74	0.041250	2412.10	20121101	0	0
268	1	0	0		579164.32	0.040000	2769.00	20121101	0	0
269	1	0	0		1852500.00	0.038750	8711.14	20121101	0	0
270	1	0	0		765000.00	0.041250	3707.57	20121101	0	0
271	1	0	0		493277.84	0.043750	2478.95	20121101	0	0
272	1	0	0		617129.24	0.041250	2995.14	20121101	0	0
273	1	0	0		847653.71	0.042500	4181.49	20121101	0	0
274	1	0	0		743852.94	0.036250	3397.58	20121101	0	0
275	1	0	0		717921.76	0.040000	3437.39	20121101	0	0
276	1	0	0		757854.64	0.041250	3683.34	20121101	0	0
277	1	0	0		478070.20	0.040000	2285.67	20121101	0	0
278	1	0	0		631000.00	0.040000	3012.49	20121101	0	0
279	1	0	0		998084.61	0.040000	4774.15	20121101	0	0
280	1	0	0		667015.90	0.038750	3141.18	20121101	0	0
281	1	0	0		772000.00	0.041250	3741.50	20121101	0	0
282	1	0	0		752000.00	0.042500	3699.39	20121101	0	0
283	1	0	0		774400.00	0.042500	3809.58	20121101	0	0
284	1	0	0		636161.16	0.045000	3227.59	20121101	0	0
285	1	0	0		521000.00	0.040000	2487.33	20121101	0	0
286	1	0	0		865750.81	0.040000	4139.19	20121101	0	0
287	1	0	0		1497838.77	0.040000	7161.23	20121101	0	0
288	1	0	0		922500.00	0.041250	4470.89	20121101	0	0
289	1	0	0		1844700.00	0.038750	8674.46	20121101	0	0
290	1	0	0		1324000.00	0.038750	6225.94	20121101	0	0
291	1	0	0		1099000.00	0.033750	4858.64	20121101	0	0
292	1	0	0		729000.00	0.042500	3586.24	20121101	0	0
293	1	0	0		673007.06	0.038750	3169.40	20121101	0	0
294	1	0	0		787000.00	0.041250	3814.19	20121101	0	0
295	1	0	0		1148305.81	0.038750	5407.73	20121101	0	0
296	1	0	0		680000.00	0.042500	3345.19	20121101	0	0
297	1	0	0		1400000.00	0.040000	6683.81	20121101	0	0
298	1	0	0		883000.00	0.037500	4089.31	20121101	0	0
299	1	0	0		850000.00	0.043750	4243.92	20121101	0	0
300	1	0	0		764000.00	0.041250	3702.72	20121101	0	0
301	1	0	0		747513.32	0.042500	3687.08	20121101	0	0
302	1	0	0		958677.38	0.042500	4722.62	20121101	0	0
303	1	0	0		875292.42	0.042500	4311.85	20121101	0	0
304	1	0	0		617500.00	0.040000	2948.04	20121101	0	0
305	1	0	0		499279.59	0.040000	2387.08	20121101	0	0
306	1	0	0		715000.00	0.041250	3465.25	20121101	0	0
307	1	0	0		950000.00	0.037500	4399.60	20121101	0	0
308	1	0	0		690000.00	0.045000	3496.13	20121101	0	0
309	1	0	0		998559.18	0.040000	4774.15	20121101	0	0
310	1	0	0		830000.00	0.042500	4083.10	20121101	0	0
311	1	0	0		1430000.00	0.038750	6724.39	20121101	0	0
312	1	0	0		1050000.00	0.042500	5165.37	20121101	0	0
313	1	0	0		1000000.00	0.043750	4992.85	20121101	0	0
314	1	0	0		653577.81	0.041250	3172.03	20121101	0	0
315	1	0	0		631148.69	0.043750	3155.48	20121101	0	0
316	1	0	0		852000.00	0.041250	4129.21	20121101	0	0
317	1	0	0		980000.00	0.042500	4821.01	20121101	0	0
318	1	0	0		930000.00	0.040000	4439.96	20121101	0	0
319	1	0	0		670000.00	0.041250	3247.15	20121101	0	0
320	1	0	0		700000.00	0.042500	3443.58	20121101	0	0
321	1	0	0		1375000.00	0.038750	6465.76	20121101	0	0
322	1	0	0		1000000.00	0.038750	4702.37	20121101	0	0
323	1	0	0		609121.10	0.040000	2912.23	20121101	0	0
324	1	0	0		1119670.16	0.041250	5434.14	20121101	0	0
325	1	0	0		1298168.30	0.041250	6300.45	20121101	0	0
326	1	0	0		900000.00	0.041250	4361.84	20121101	0	0
327	1	0	0		975000.00	0.038750	4584.81	20121101	0	0
328	1	0	0		720000.00	0.040000	3437.39	20121101	0	0
329	1	0	0		700000.00	0.040000	3341.91	20121101	0	0
330	1	0	0		739003.21	0.043750	3694.71	20121101	0	0
331	1	0	0		1144309.38	0.048750	6085.89	20121101	0	0
332	1	0	0		1276199.30	0.041250	6193.82	20121101	0	0
333	1	0	0		821840.39	0.041250	3988.67	20121101	0	0
334	1	0	0		836765.45	0.038750	3940.59	20121101	0	0
335	1	0	0		973563.63	0.038750	4584.81	20121101	0	0
336	1	0	0		599154.60	0.041250	2907.90	20121101	0	0
337	1	0	0		559920.00	0.041250	2713.65	20121101	0	0
338	1	0	0		898760.04	0.042500	4427.46	20121101	0	0
339	1	0	0		795500.00	0.043750	3971.81	20121101	0	0
340	1	0	0		498300.00	0.040000	2378.96	20121101	0	0
341	1	0	0		649124.44	0.043750	3245.35	20121101	0	0
342	1	0	0		760950.17	0.042500	3748.58	20121101	0	0
343	1	0	0		736500.00	0.041250	3569.45	20121101	0	0
344	1	0	0		604500.00	0.040000	2885.98	20121101	0	0
345	1	0	0		857000.00	0.042500	4215.92	20121101	0	0
346	1	0	0		614000.00	0.041250	2975.75	20121101	0	0
347	1	0	0		807625.00	0.038750	3797.75	20121101	0	0
348	1	0	0		720460.45	0.040000	3444.55	20121101	0	0
349	1	0	0		780150.00	0.038750	3668.55	20121101	0	0
350	1	0	0		596750.00	0.038750	2806.14	20121101	0	0
351	1	0	0		496019.33	0.041250	2408.71	20121101	0	0
352	1	0	0		698714.12	0.041250	3391.09	20121101	0	0
353	1	0	0		559228.47	0.042500	2754.86	20121101	0	0
354	1	0	0		693998.63	0.040000	3318.04	20121101	0	0
355	1	0	0		515755.81	0.040000	2465.85	20121101	0	0
356	1	0	0		867477.92	0.034500	5023.33	20121101	0	0
357	1	0	0		945000.00	0.041500	4593.68	20121101	0	0
358	1	0	0		1278122.65	0.039000	6037.35	20121101	0	0

	41	42	43	44	45	46	47	48	49	50
	ARM Look- back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358

	51	52	53	54	55	56	57	58	59	60
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358

	61	62	63	64	65	66	67	68	69	70
	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1								0		59
2								0		348
3								0		288
4								0		2
5								0		321
6								0		355
7								0		85
8								0		56
9								0		315
10								0		162
11								0		45
12								0		137
13								0		144
14								0		142
15								0		244
16								0		216
17								0		155
18								0		39
19								0		230
20								0		26
21								0		35
22								0		147
23								0		215
24								0		211
25								0		270
26								0		283
27								0		280
28								0		357
29								0		341
30								0		354
31								0		344
32								0		64
33								0		222
34								0		19
35								0		150
36								0		151
37								0		52
38								0		213
39								0		330
40								0		333
41								0		272
42								0		345
43								0		278
44								0		106
45								0		73
46								0		173
47								0		126
48								0		75
49								0		30
50								0		90
51								0		131
52								0		304
53								0		254
54								0		307
55								0		265
56								0		320
57								0		27
58								0		18
59								0		306
60								0		201
61								0		70
62								0		21
63								0		281
64								0		347
65								0		63
66								0		167
67								0		121
68								0		356
69								0		123
70								0		125
71								0		225
72								0		329
73								0		31
74								0		69
75								0		80
76								0		157
77								0		156
78								0		311
79								0		335
80								0		117
81								0		194
82								0		300
83								0		177
84								0		120
85								0		79
86								0		312
87								0		145
88								0		242
89								0		268
90								0		161
91								0		237
92								0		234
93								0		143
94								0		228
95								0		334
96								0		24
97								0		149
98								0		84
99								0		116
100								0		189
101								0		36
102								0		210
103								0		188
104								0		218
105								0		98
106								0		130
107								0		44
108								0		87
109								0		47
110								0		53
111								0		226
112								0		32
113								0		78
114								0		204
115								0		336
116								0		273
117								0		140
118								0		308
119								0		258
120								0		260
121								0		13
122								0		141
123								0		223
124								0		339
125								0		95
126								0		261
127								0		72
128								0		214
129								0		174
130								0		103
131								0		243
132								0		262
133								0		274
134								0		269
135								0		271
136								0		135
137								0		309
138								0		127
139								0		298
140								0		290
141								0		263
142								0		295
143								0		343
144								0		182
145								0		23
146								0		112
147								0		279
148								0		338
149								0		296
150								0		154
151								0		58
152								0		284
153								0		332
154								0		217
155								0		160
156								0		20
157								0		1
158								0		183
159								0		99
160								0		41
161								0		7
162								0		229
163								0		93
164								0		205
165								0		186
166								0		199
167								0		115
168								0		107
169								0		114
170								0		108
171								0		266
172								0		111
173								0		250
174								0		245
175								0		238
176						99	99	60		139
177						99	99	60		212
178						99	99	60		297
179						99	99	60		286
180						99	99	60		286
181						99	99	60		351
182								0		292
183						99	99	60		14
184						99	99	60		305
185						99	99	60		352
186						99	99	60		313
187						99	99	60		43
188						99	99	60		46
189						99	99	36		241
190						99	99	60		38
191						99	99	60		353
192						99	99	60		50
193						99	99	60		33
194						99	99	60		256
195						99	99	60		235
196						99	99	60		57
197						99	99	60		342
198						99	99	60		310
199						99	99	60		60
200								0		6
201						99	99	60		301
202								0		12
203						99	99	60		16
204								0		61
205						99	99	60		257
206						99	99	60		105
207						99	99	60		282
208						99	99	60		203
209						99	99	60		314
210						99	99	60		133
211								0		48
212								0		94
213								0		317
214								0		89
215								0		316
216								0		28
217								0		346
218								0		29
219								0		83
220								0		277
221								0		350
222								0		34
223								0		294
224								0		249
225								0		240
226								0		71
227								0		76
228								0		303
229								0		323
230								0		233
231								0		299
232								0		55
233								0		165
234								0		97
235								0		236
236								0		104
237								0		15
238								0		96
239								0		164
240								0		153
241								0		231
242								0		166
243								0		110
244								0		209
245								0		91
246								0		193
247								0		178
248								0		198
249								0		184
250								0		200
251								0		239
252								0		232
253								0		207
254								0		179
255								0		101
256								0		82
257								0		148
258								0		181
259								0		191
260								0		195
261								0		122
262								0		219
263								0		77
264								0		251
265								0		62
266								0		319
267								0		247
268								0		322
269								0		81
270								0		159
271								0		88
272								0		168
273								0		285
274								0		129
275								0		17
276								0		289
277								0		3
278								0		259
279								0		158
280								0		100
281								0		9
282								0		66
283								0		180
284								0		224
285								0		171
286								0		337
287								0		267
288								0		318
289								0		65
290								0		11
291								0		25
292								0		328
293								0		324
294								0		302
295								0		327
296								0		264
297								0		138
298								0		287
299								0		253
300								0		37
301								0		146
302								0		119
303								0		175
304								0		67
305								0		152
306								0		4
307								0		176
308								0		275
309								0		8
310								0		54
311								0		128
312								0		227
313								0		221
314								0		255
315								0		113
316								0		291
317								0		102
318								0		92
319								0		349
320								0		124
321								0		86
322								0		42
323								0		109
324								0		220
325								0		326
326								0		325
327								0		49
328								0		331
329								0		5
330								0		136
331								0		252
332								0		132
333								0		206
334								0		340
335								0		118
336								0		10
337								0		134
338								0		196
339								0		208
340								0		190
341								0		248
342								0		22
343								0		202
344								0		197
345								0		246
346								0		172
347								0		187
348								0		40
349								0		192
350								0		68
351								0		185
352								0		74
353								0		358
354								0		170
355								0		163
356						99	99	60		276
357						99	99	60		51
358						99	99	60		293

	71	72	73	74	75	76	77	78	79	80
	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	1		0		4	0	4	1
2	3		0		8		1	1
3	3		0		10	18	0	1
4	1		0		6.5		2.5	1
5	2		1		21		7	1
6	1		0		4.75		0	1
7	2		0		1.75		0	1
8	1		0		1.92	0	1	1
9	1		1		2.9	3.3	0	1
10	2		0		7.7	0	0	1
11	2		0		7	12	0	1
12	1		0		6.4	0	7	1
13	1		0		8.2	6.5	0	1
14	1		0		14.2	6.9	0	1
15	3		0		0	0	7	1
16	1		0		2.6	0	0	1
17	2		1		3.3	3.5	0	1
18	1		0		1		1	1
19	3		0		4	1	0	1
20	2		0		11	2	0	1
21	2		0		5		0	1
22	2		0		11	6	0.5	1
23	2		0		7		5	1
24	1		0		6		12	1
25	1		0		14	18	6	1
26	2		0		1.75		1	1
27	3		1		30		0	1
28	2		0		3.5	17.5	0	1
29	1		0		3.25		0	1
30	1		0		11	13	6	1
31	1		0		2		0.5	1
32	1		0		4		4	1
33	1		0		5		0	1
34	1		0		8		3	1
35	2		0		1		0.75	1
36	1		0		5.5		7	1
37	1		0		5	3	0	1
38	1		0		8		1	1
39	1		0		2.75	11.5	6	1
40	1		0		7.25	10.25	1	1
41	2		0		10.25	1.5	6.5	1
42	2		1		8	8	0	1
43	1		0		0		2	1
44	2		0		1		6	1
45	4		1		6	10	3	1
46	2		1		5.5		10	1
47	1		0		9	5	8	1
48	2		0		15	3	1	1
49	1		0		27	26.5	23	1
50	1		0		17		1.5	1
51	2		0		0.25		2	1
52	3		1		6	6	7	1
53	1		1		11		0	1
54	2		0		13		4	1
55	3		0		14	7	0	1
56	1		0		24		3	1
57	1		0		5.5	15	0	1
58	3		0		13	1.75	0	1
59	3		0		11	13	0	1
60	1		0		0	0	7	1
61	1		0		12	14	0	1
62	2		0		6.25		0	1
63	2		0		1.5	0	0	1
64	1		0		11.5	13	3	1
65	1		0		0	0.5	0	1
66	2		0		12	4.5	0	1
67	1		0		3.75		3	1
68	2		0		9		6	1
69	1		1		11		5	1
70	2		0		4	4	3	1
71	4		1		12		0	1
72	1		1		21		9	1
73	1		0		0	13	5	1
74	1		0		1	2	1	1
75	1		0		4	6	0	1
76	2		1		3	27	0	1
77	1		1		10		3	1
78	1		0		9		5	1
79	1		1		17		0	1
80	2		0		10	7	1	1
81	2		1		15.5	17.75	1	1
82	1		0		17		1	1
83	2		1		6.25	4.25	0.75	1
84	2		0		26		0	1
85	1		0		18		19	1
86	1		1		20	6.5	16	1
87	1		0		9.5	10	0	1
88	2		0		3	8.75	0	1
89	2		0		0		8	1
90	1		0		30.5		10	1
91	2		1		18		0	1
92	2		0		12		6	1
93	1		0		12.25		6	1
94	3		1		9.5		0	1
95	1		0		23		11	1
96	3		0		0	0	0	1
97	2		0		2.75	6	0.25	1
98	2		0		9		0	1
99	1		0		0		0	1
100	3		0		4	6	0	1
101	3		1		16		0	1
102	1		0		2		0	1
103	2		0		14	5	0	1
104	1		0		16	11	3	1
105	2		1		8		11	1
106	2		0		19		11	1
107	1		0		5		0	1
108	2		0		35		8	1
109	1		0		2.5		7.5	1
110	1		0		0		4	1
111	3		0		7		3	1
112	2		1		4	4	0	1
113	3		0		0		4	1
114	1		0		7	7	1	1
115	1		0		10		11	1
116	1		0		7	6	16	1
117	1		0		0		1.75	1
118	1		0		23.5		0	1
119	1		0		15	14	4	1
120	2		0		10.25	15.25	8	1
121	2		0		12	4.25	0	1
122	1		0		32	7	2	1
123	2		0		14	5	0	1
124	1		0		17		0	1
125	2		0		8		0	1
126	1		0		20	22	9	1
127	1		0		8	15	1.5	1
128	1		1		37	37	11.75	1
129	1		0		0		0	1
130	3		1		11.75		5	1
131	1		0		1.5		5	1
132	1		0		2	4	3	1
133	1		0		0	11	12	1
134	2		1		22	22	11	1
135	4		0		12		0	1
136	3		1		9		1	1
137	1		0		6	2	0	1
138	1		0		2.5		18	1
139	2		0		0	2	0	1
140	2		1		20		0	1
141	2		0		1.75	12.25	0	1
142	2		1		4	9	0	1
143	1		0		15		0	1
144	1		0		13		0	1
145	1		0		18		10.5	1
146	2		1		20	2	1.5	1
147	2		0		1.75		10	1
148	2		0		7	23	3	1
149	1		0		3	4	25	1
150	1		0		2	7.5	22	1
151	2		0		5		14	1
152	1		1		34		14	1
153	1		0		12	9	0	1
154	2		1		3		0	1
155	1		0		0		0	1
156	1		0		0.75	3	0	1
157	1		0		3		2	1
158	3		0		10		4.25	1
159	2		0		0		0	1
160	1		1		6	2	0	1
161	2		1		9		0	1
162	2		0		21		0.5	1
163	2		0		0	0.25	0	1
164	1		0		7		0	1
165	1		0		11.25		0	1
166	1		0		4.5		4	1
167	1		1		4	5	10	1
168	2		0		0.5		0	1
169	2		0		10		0	1
170	1		1		17		11	1
171	1		0		18		2	1
172	2		1		20	20	2	1
173	2		1		13	5	8	1
174	1		0		8		0	1
175	3		1		16.5		0	1
176	2		0		3	3	0	1	10/22/2012
177	1		0		7	0	0	1	10/22/2012
178	1		0		8	0	0	1	10/22/2012
179	8		1		20	20	0	1
180	8		1		20	20	0	1
181	3		0		4.5	3	0	1
182	3		1		10	2	4	1
183	4		0		3		9	1
184	1		0		1		1	1
185	1		0		0	11	0	1
186	1		1		21		2	1
187	1		0		13		0	1
188	1		0		0		0	1
189	2		0		0	9	0	1
190	1		0		1		0	1
191	1		0		7	12	0	1
192	1		0		8		0	1
193	3		0		12	6	0	1
194	2		0		8		0	1
195	3		0		3		0	1
196	1		0		0.5	5	4	1
197	1		0		11	12	7	1
198	1		1		3	9	1	1
199	1		0		5		0	1
200	1		0		0.75	0.75	0	1
201	1		1		20		8	1
202	1		0		6		0	1
203	1		0		13		7	1
204	1		0		13		0	1
205	2		1		12		0	1
206	1		0		4		0	1
207	2		0		1.5		0	1
208	1		0		0		0	1
209	1		0		21		0	1
210	1		0		1.5	6	0	1
211	3		0		13	13	0	1
212	2		0		2	29	5	1
213	2		0		12	20	0.75	1
214	2		1		19	19	4.5	1
215	2		0		23		6	1
216	1		0		6.75		0	1
217	1		1		2	8	0	1
218	2		1		18	17	7	1
219	1		1		20		0	1
220	1		0		8.25	21	19	1
221	1		0		14.7	5.6	2	1
222	1		1		4.9	12.6	9	1
223	1		0		18	0	4	1
224	1		0		6.3	6.5	7.25	1
225	1		0		0.9	1	0.3	1
226	1		0		1.3	0	1	1
227	1		0		1		4	1
228	1		0		0		0	1
229	1		0		1		11	1
230	1		0		29	6	14	1
231	2		0		30	8	20	1
232	2		0		9	8	0	1
233	1		0		2	2	3	1
234	1		0		1.25		6	1
235	2		0		30	2.75	8	1
236	2		0		15		2	1
237	1		0		25		0	1
238	3		0		2.25	1	2.75	1
239	1		1		11		3	1
240	1		1		10		0	1
241	1		1		29		12	1
242	1		0		6		1	1
243	1		0		2		3	1
244	1		1		8	4	2.25	1
245	3		1		27	20	22	1
246	1		0		4.5	3	1	1
247	1		0		0.5		0.33	1
248	1		1		20	2.75	10	1
249	1		1		4		1.5	1
250	2		0		21		0	1
251	1		0		0.75	6	7	1
252	1		0		7	15	7	1
253	1		0		0.25		8.25	1
254	4		0		7	11	0	1
255	3		1		7	8	0	1
256	2		1		26		0	1
257	2		0		7		0	1
258	2		0		3.5		0	1
259	1		1		4.75	10	9	1
260	1		1		5.25	1.25	7	1
261	2		1		8	13	0	1
262	2		0		4		3	1
263	1		0		8.75		3	1
264	2		0		0	18	2	1
265	1		0		4.25	0.25	0	1
266	2		1		4		0	1
267	1		0		12	12	7	1
268	2		1		34	34	0	1
269	1		1		3		0	1
270	1		0		1.25		11	1
271	2		0		30		0	1
272	4		0		0		0.25	1
273	2		1		19	19	13	1
274	1		0		9	3	3	1
275	3		0		8.5		0	1
276	1		0		14	3.5	4	1
277	1		0		23		5	1
278	1		0		1		1	1
279	3		0		9		0	1
280	2		0		0	2	0	1
281	1		0		12	0.5	8	1
282	2		0		11		0	1
283	2		0		3.25		0	1
284	2		1		17		13	1
285	2		0		10	8.5	7	1
286	2		0		14		11	1
287	3		1		54		0	1
288	2		1		14		0	1
289	1		1		14		0	1
290	1		0		31	18	5	1
291	2		0		13	8	0	1
292	4		0		2		1	1
293	2		0		0		31	1
294	1		1		10		2	1
295	2		1		11	11	0	1
296	3		0		12	9	0	1
297	2		0		7	4.75	0	1
298	1		0		31		3	1
299	3		0		8	15	7	1
300	1		0		13.75	0.25	0	1
301	2		0		11.4	0	2	1
302	4		0		4	0.25	0	1
303	2		0		15		7	1
304	2		0		19		1	1
305	1		0		14		5	1
306	1		0		14	10	3	1
307	2		0		7	4	0	1
308	3		0		4.75		0	1
309	3		0		0		0	1
310	1		0		7.75	3	1.5	1
311	4		1		5.25		5.75	1
312	1		0		3.5	5	1	1
313	3		1		6	6	0	1
314	2		1		13.5		8	1
315	1		0		0.75	1	0	1
316	1		0		10		15	1
317	1		0		18.5		7.5	1
318	2		0		10		2	1
319	1		0		3		2.75	1
320	1		0		4	12	3	1
321	2		1		16		2	1
322	1		0		12.75		0	1
323	1		1		2	1.5	1	1
324	2		0		10.75	9.75	1	1
325	1		1		7	7	14	1
326	3		1		8		0	1
327	1		0		2		0	1
328	1		0		9		4	1
329	2		1		23		1	1
330	2		1		7	2	0	1
331	3		1		22	0	5	1
332	1		0		8.7	0	0.5	1
333	3		0		5.8	5	6	1
334	1		0		4	4	2.4	1
335	2		0		5.2	0	0	1
336	1		0		11.1	0	0	1
337	1		0		0.25		0	1
338	1		0		10	5.5	9	1
339	2		0		9		11	1
340	1		0		1		0	1
341	2		0		9	8	5	1
342	2		0		19		3	1
343	1		0		7		1.5	1
344	1		0		1	3	1	1
345	1		0		4	5	4	1
346	2		0		7		0	1
347	1		0		12		2.5	1
348	1		0		7		7.5	1
349	1		0		10		4	1
350	3		0		0.25		0	1
351	1		0		2		5	1
352	3		1		23.6	0	12	1
353	3		0		7.3	0	0	1
354	1		0		3.6	0	0	1
355	1		0		0.1	0	0	1
356	1		0		2	4.5	2	1
357	1		0		5	11	12	1
358	1		0		10	3.5	0	1

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co-Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						762
2						782
3						781
4						797
5						759
6						772
7						798
8						794
9						763
10						776
11						801
12						760
13						792
14						771
15						773
16						769
17						767
18						793
19						748
20						758
21						799
22						781
23						791
24						743
25						781
26						755
27						802
28						760
29						741
30						745
31						756
32						802
33						809
34						794
35						783
36						756
37						762
38						745
39						793
40						789
41						775
42						766
43						769
44						787
45						789
46						802
47						777
48						753
49						746
50						750
51						815
52						750
53						777
54						792
55						779
56						753
57						800
58						791
59						783
60						788
61						766
62						783
63						796
64						808
65						793
66						806
67						739
68						732
69						786
70						787
71						775
72						779
73						731
74						752
75						784
76						788
77						771
78						788
79						761
80						772
81						782
82						798
83						781
84						731
85						804
86						794
87						784
88						786
89						754
90						802
91						794
92						791
93						776
94						790
95						804
96						781
97						766
98						803
99						776
100						740
101						771
102						774
103						721
104						802
105						790
106						808
107						785
108						719
109						781
110						788
111						790
112						790
113						742
114						773
115						701
116						784
117						734
118						795
119						802
120						724
121						785
122						763
123						796
124						804
125						776
126						793
127						799
128						784
129						732
130						772
131						739
132						803
133						734
134						715
135						732
136						792
137						794
138						790
139						772
140						764
141						791
142						752
143						764
144						755
145						754
146						715
147						786
148						785
149						741
150						752
151						796
152						782
153						811
154						789
155						784
156						771
157						788
158						707
159						785
160						759
161						796
162						763
163						765
164						795
165						767
166						791
167						781
168						798
169						766
170						741
171						700
172						767
173						761
174						775
175						766
176						755	782
177						782	769
178						777	782
179						697
180						697
181						790
182						732
183						777
184						767
185						784
186						750
187						787
188						753
189						797
190						801
191						763
192						798
193						799
194						802
195						783
196						725
197						797
198						690
199						794
200						775
201						790
202						762
203						802
204						784
205						789
206						740
207						801
208						761
209						791
210						778
211						751
212						731
213						771
214						737
215						702
216						743
217						726
218						756
219						740
220						713
221						798
222						760
223						776
224						760
225						787
226						785
227						805
228						760
229						810
230						792
231						800
232						784
233						757
234						722
235						753
236						769
237						777
238						765
239						752
240						802
241						802
242						773
243						792
244						760
245						733
246						789
247						793
248						763
249						724
250						800
251						735
252						748
253						775
254						736
255						726
256						780
257						772
258						771
259						774
260						786
261						764
262						767
263						778
264						702
265						747
266						791
267						805
268						814
269						796
270						801
271						749
272						752
273						789
274						779
275						773
276						811
277						781
278						761
279						779
280						790
281						802
282						766
283						754
284						817
285						781
286						772
287						793
288						772
289						766
290						739
291						727
292						784
293						816
294						727
295						793
296						774
297						774
298						768
299						795
300						779
301						774
302						757
303						781
304						783
305						756
306						784
307						771
308						775
309						792
310						735
311						771
312						785
313						773
314						768
315						771
316						776
317						758
318						795
319						801
320						759
321						799
322						760
323						749
324						784
325						755
326						731
327						794
328						771
329						757
330						790
331						751
332						721
333						802
334						776
335						788
336						779
337						800
338						722
339						746
340						760
341						790
342						804
343						782
344						777
345						762
346						746
347						814
348						780
349						796
350						778
351						782
352						746
353						796
354						803
355						776
356						790
357						727
358						784

	91	92	93	94	95	96	97	98	99	100
	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12-month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000
36								000000000000
37								000000000000
38								000000000000
39								000000000000
40								000000000000
41								000000000000
42								000000000000
43								000000000000
44								000000000000
45								000000000000
46								000000000000
47								000000000000
48								000000000000
49								000000000000
50								000000000000
51								000000000000
52								000000000000
53								000000000000
54								000000000000
55								000000000000
56								000000000000
57								000000000000
58								000000000000
59								000000000000
60								000000000000
61								000000000000
62								000000000000
63								000000000000
64								000000000000
65								000000000000
66								000000000000
67								000000000000
68								000000000000
69								000000000000
70								000000000000
71								000000000000
72								000000000000
73								000000000000
74								000000000000
75								000000000000
76								000000000000
77								000000000000
78								000000000000
79								000000000000
80								000000000000
81								000000000000
82								000000000000
83								000000000000
84								000000000000
85								000000000000
86								000000000000
87								000000000000
88								000000000000
89								000000000000
90								000000000000
91								000000000000
92								000000000000
93								000000000000
94								000000000000
95								000000000000
96								000000000000
97								000000000000
98								000000000000
99								000000000000
100								000000000000
101								000000000000
102								000000000000
103								000000000000
104								000000000000
105								000000000000
106								000000000000
107								000000000000
108								000000000000
109								000000000000
110								000000000000
111								000000000000
112								000000000000
113								000000000000
114								000000000000
115								000000000000
116								000000000000
117								000000000000
118								000000000000
119								000000000000
120								000000000000
121								000000000000
122								000000000000
123								000000000000
124								000000000000
125								000000000000
126								000000000000
127								000000000000
128								000000000000
129								000000000000
130								000000000000
131								000000000000
132								000000000000
133								000000000000
134								000000000000
135								000000000000
136								000000000000
137								000000000000
138								000000000000
139								000000000000
140								000000000000
141								000000000000
142								000000000000
143								000000000000
144								000000000000
145								000000000000
146								000000000000
147								000000000000
148								000000000000
149								000000000000
150								000000000000
151								000000000000
152								000000000000
153								000000000000
154								000000000000
155								000000000000
156								000000000000
157								000000000000
158								000000000000
159								000000000000
160								000000000000
161								000000000000
162								000000000000
163								000000000000
164								000000000000
165								000000000000
166								000000000000
167								000000000000
168								000000000000
169								000000000000
170								000000000000
171								000000000000
172								000000000000
173								000000000000
174								000000000000
175								000000000000
176								000000000000
177								000000000000
178								000000000000
179								000000000000
180								000000000000
181								000000000000
182								000000000000
183								000000000000
184								000000000000
185								000000000000
186								000000000000
187								000000000000
188								000000000000
189								000000000000
190								000000000000
191								000000000000
192								000000000000
193								000000000000
194								000000000000
195								000000000000
196								000000000000
197								000000000000
198								000000000000
199								000000000000
200								000000000000
201								000000000000
202								000000000000
203								000000000000
204								000000000000
205								000000000000
206								000000000000
207								000000000000
208								000000000000
209								000000000000
210								000000000000
211								000000000000
212								000000000000
213								000000000000
214								000000000000
215								000000000000
216								000000000000
217								000000000000
218								000000000000
219								000000000000
220								000000000000
221								000000000000
222								000000000000
223								000000000000
224								000000000000
225								000000000000
226								000000000000
227								000000000000
228								000000000000
229								000000000000
230								000000000000
231								000000000000
232								000000000000
233								000000000000
234								000000000000
235								000000000000
236								000000000000
237								000000000000
238								000000000000
239								000000000000
240								000000000000
241								000000000000
242								000000000000
243								000000000000
244								000000000000
245								000000000000
246								000000000000
247								000000000000
248								000000000000
249								000000000000
250								000000000000
251								000000000000
252								000000000000
253								000000000000
254								000000000000
255								000000000000
256								000000000000
257								000000000000
258								000000000000
259								000000000000
260								000000000000
261								000000000000
262								000000000000
263								000000000000
264								000000000000
265								000000000000
266								000000000000
267								000000000000
268								000000000000
269								000000000000
270								000000000000
271								000000000000
272								000000000000
273								000000000000
274								000000000000
275								000000000000
276								000000000000
277								000000000000
278								000000000000
279								000000000000
280								000000000000
281								000000000000
282								000000000000
283								000000000000
284								000000000000
285								000000000000
286								000000000000
287								000000000000
288								000000000000
289								000000000000
290								000000000000
291								000000000000
292								000000000000
293								000000000000
294								000000000000
295								000000000000
296								000000000000
297								000000000000
298								000000000000
299								000000000000
300								000000000000
301								000000000000
302								000000000000
303								000000000000
304								000000000000
305								000000000000
306								000000000000
307								000000000000
308								000000000000
309								000000000000
310								000000000000
311								000000000000
312								000000000000
313								000000000000
314								000000000000
315								000000000000
316								000000000000
317								000000000000
318								000000000000
319								000000000000
320								000000000000
321								000000000000
322								000000000000
323								000000000000
324								000000000000
325								000000000000
326								000000000000
327								000000000000
328								000000000000
329								000000000000
330								000000000000
331								000000000000
332								000000000000
333								000000000000
334								000000000000
335								000000000000
336								000000000000
337								000000000000
338								000000000000
339								000000000000
340								000000000000
341								000000000000
342								000000000000
343								000000000000
344								000000000000
345								000000000000
346								000000000000
347								000000000000
348								000000000000
349								000000000000
350								000000000000
351								000000000000
352								000000000000
353								000000000000
354								000000000000
355								000000000000
356								000000000000
357								000000000000
358								000000000000

	101	102	103	104	105	106	107	108	109	110
	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	10000.00	4777.08	0.00	0.00	14777.08	14777.08	1	5		3
2	22500.01		0.00		22500.01	22500.01	1	5		3
3	43750.00	0.00	0.00	0.00	43750.00	43750.00	1	5		3
4	22099.33		0.00		22099.33	22099.33	1	5		3
5	15448.00	0.00	0.00	0.00	15448.00	15448.00	1	5		3
6	17166.66		3789.20		17166.66	20955.86	1	5		3
7	21458.34	0.00	0.00	0.00	21458.34	21458.34	1	5		3
8	15000.00	0.00	21408.00	0.00	15000.00	36408.00	1	5		3
9	9359.00	0.00	0.00	0.00	9359.00	9359.00	1	5		3
10	11538.08	0.00	11662.00	0.00	11538.08	23200.08	1	5		3
11	14939.99	5590.87	0.00	0.00	20530.86	20530.86	1	5		3
12	19236.00	0.00	4200.00	0.00	19236.00	23436.00	1	5		3
13	10417.00	3429.00	6789.00	0.00	13846.00	20635.00	1	5		3
14	15902.00	9969.00	0.00	-101.00	25871.00	25770.00	1	5		3
15	0.00	0.00	22468.00	0.00	0.00	22468.00	1	5		3
16	22417.00	0.00	3333.00	0.00	22417.00	25750.00	1	5		3
17	19799.00	14386.00	-251.58	0.00	34185.00	33933.42	1	5		3
18	2333.33	0.00	20307.00	0.00	2333.33	22640.33	1	5		3
19	11666.68	10572.92	0.00	0.00	22239.60	22239.60	1	5		3
20	32500.00	18167.00	40386.00	0.00	50667.00	91053.00	1	5		3
21	0.00		24154.22		0.00	24154.22	1	5		3
22	20833.34	0.00	0.00	0.00	20833.34	20833.34	1	5		3
23	44213.13	0.00	0.00	0.00	44213.13	44213.13	1	5		3
24	32798.30	0.00	0.00	0.00	32798.30	32798.30	1	5		3
25	11916.00	10904.64	0.00	0.00	22820.64	22820.64	1	5		3
26	99090.17	0.00	0.00	0.00	99090.17	99090.17	1	5		3
27	62477.21	0.00	0.00	0.00	62477.21	62477.21	1	5		3
28	11898.83	11785.91	318.00	0.00	23684.74	24002.74	1	5		3
29	17865.00		0.00		17865.00	17865.00	1	5		3
30	16725.00	4085.70	0.00	0.00	31403.70	31403.70	1	5		3
31	28794.33	0.00	0.00	0.00	28794.33	28794.33	1	5		3
32	15833.33		2062.50		15833.33	17895.83	1	5		3
33	15000.00		3280.00		15000.00	18280.00	1	5		3
34	13585.56		0.00		13585.56	13585.56	1	5		3
35	15833.34		0.00		15833.34	15833.34	1	5		3
36	12870.17		3573.58		12870.17	16443.75	1	5		3
37	13829.25	11812.98	0.00	0.00	25642.23	25642.23	1	5		3
38	19750.00		0.00		19750.00	19750.00	1	5		3
39	13411.21	8629.05	0.00	0.00	22040.26	22040.26	1	5		3
40	13310.55	12983.34	0.00	0.00	26293.89	26293.89	1	5		3
41	6406.00	7666.66	0.00	0.00	14072.66	14072.66	1	5		3
42	5040.00	2646.66	16242.16	0.00	7686.66	23928.82	1	5		3
43	0.00	0.00	20635.00	0.00	0.00	20635.00	1	5		3
44	19583.00		0.00		19583.00	19583.00	1	5		3
45	0.00	11788.70	6402.75	0.00	11788.70	18191.45	1	5		3
46	15567.04	0.00	0.00	0.00	15567.04	15567.04	1	5		3
47	13750.00	3428.92	0.00	0.00	17178.92	17178.92	1	5		3
48	18234.67	0.00	0.00	0.00	18234.67	18234.67	1	5		3
49	25561.35	12906.40	0.00	0.00	38467.75	38467.75	1	5		3
50	20152.02		0.00		20152.02	20152.02	1	5		3
51	14215.33		0.00		14215.33	14215.33	1	5		3
52	12264.21	701.00	0.00	0.00	12965.21	12965.21	1	5		3
53	18286.89		0.00		18286.89	18286.89	0	4		3
54	13239.00	0.00	0.00	0.00	13239.00	13239.00	1	5		3
55	21701.33	11390.00	0.00	0.00	33091.33	33091.33	1	5		3
56	13249.99	0.00	0.00	0.00	13249.99	13249.99	1	5		3
57	9645.17	8038.33	0.00	0.00	17683.50	17683.50	1	5		3
58	10900.00	11055.00	0.00	0.00	21955.00	21955.00	1	5		3
59	9176.05	13240.70	0.00	2819.75	22416.75	25236.50	1	5		3
60	10833.00	12445.83	0.00	0.00	23278.83	23278.83	1	5		3
61	18426.64	19373.01	0.00	0.00	37799.65	37799.65	1	5		3
62	20894.76		0.00		20894.76	20894.76	1	5		3
63	11666.68	7560.00	0.00	0.00	19226.68	19226.68	1	5		3
64	10250.00	7310.01	0.00	0.00	17560.01	17560.01	1	5		3
65	0.00	14166.66	3959.18	0.00	14166.66	18125.84	1	5		3
66	12533.34	9291.66	0.00	0.00	21825.00	21825.00	1	5		3
67	18921.24	0.00	672.77	0.00	18921.24	19594.01	1	5		3
68	0.00		99709.12		0.00	99709.12	1	5		3
69	17140.00		5561.29		17140.00	22701.29	1	5		3
70	13000.00	3441.66	0.00	0.00	16441.66	16441.66	1	5		3
71	28956.29	0.00	0.00	0.00	28956.29	28956.29	1	5		3
72	22938.33	0.00	0.00	0.00	22938.33	22938.33	1	5		3
73	0.00	20000.00	0.00	0.00	20000.00	20000.00	1	5		3
74	22500.00	17538.25	0.00	0.00	40038.25	40038.25	1	5		3
75	12500.00	3354.00	0.00	0.00	15854.00	15854.00	1	5		3
76	19389.00	4030.66	8333.33	0.00	23419.66	31752.99	1	4		3
77	0.00		24474.20		0.00	24474.20	1	5		3
78	24473.33	0.00	0.00	0.00	24473.33	24473.33	1	5		3
79	25872.75		0.00		25872.75	25872.75	1	5		3
80	18108.00	45460.00	0.00	0.00	63568.00	63568.00	1	5		3
81	20502.25	7443.75	0.00	0.00	27946.00	27946.00	1	5		3
82	0.00	0.00	14286.02	0.00	0.00	14286.02	1	5		3
83	74075.63	2437.50	0.00	0.00	76513.13	76513.13	1	5		3
84	25000.00		7931.17		25000.00	32931.17	1	5		3
85	16239.60	0.00	0.00	0.00	16239.60	16239.60	1	5		3
86	0.00	26632.63	0.00	0.00	26632.63	26632.63	1	5		3
87	11633.33	14475.00	0.00	0.00	26108.33	26108.33	1	5		3
88	17997.51	8831.21	0.00	0.00	26828.72	26828.72	0	5		3
89	0.00	0.00	19001.75	0.00	0.00	19001.75	1	5		3
90	12018.94	0.00	0.00	850.00	12018.94	12868.94	1	5		3
91	15993.70	0.00	0.00	0.00	15993.70	15993.70	1	5		3
92	20205.18	0.00	0.00	0.00	20205.18	20205.18	1	5		3
93	28134.50		0.00		28134.50	28134.50	1	5		3
94	32240.58	0.00	0.00	0.00	32240.58	32240.58	1	5		3
95	43333.33		0.00		43333.33	43333.33	1	5		3
96	9994.68	12916.88	0.00	0.00	22911.56	22911.56	1	5		3
97	11069.08	3592.82	820.58	0.00	14661.90	15482.48	1	5		3
98	18049.42		0.00		18049.42	18049.42	1	5		3
99	29166.67		0.00		29166.67	29166.67	1	5		3
100	19761.45	0.00	7337.42	0.00	19761.45	27098.87	1	5		3
101	32906.04		0.00		32906.04	32906.04	1	5		3
102	346304.00		0.00		346304.00	346304.00	1	5		3
103	19216.66	12208.34	0.00	0.00	31425.00	31425.00	1	5		3
104	11687.00	559.42	0.00	0.00	12246.42	12246.42	1	5		3
105	83825.34	0.00	0.00	0.00	83825.34	83825.34	1	4		3
106	21821.67		0.00		21821.67	21821.67	1	5		3
107	27263.00		0.00		27263.00	27263.00	1	5		3
108	187348.75	0.00	0.00	0.00	187348.75	187348.75	1	5		3
109	25000.00		13102.58		25000.00	38102.58	1	5		3
110	23333.31		0.00		23333.31	23333.31	1	5		3
111	13664.92	0.00	0.00	0.00	13664.92	13664.92	1	5		3
112	34944.00	9706.78	0.00	0.00	44650.78	44650.78	1	5		3
113	0.00		70842.00		0.00	70842.00	1	5		3
114	16362.96	0.00	0.00	0.00	16362.96	16362.96	1	5		3
115	7646.39	0.00	3163.17	0.00	7646.39	10809.56	1	5		3
116	8655.22	6926.40	0.00	0.00	15581.62	15581.62	1	5		3
117	24550.00	0.00	0.00	0.00	24550.00	24550.00	1	5		3
118	10533.38	0.00	3339.70	0.00	10533.38	13873.08	1	5		3
119	10506.33	10505.83	0.00	0.00	21012.16	21012.16	1	5		3
120	6859.20	4959.62	7450.38	0.00	11818.82	19269.20	1	5		3
121	15916.00	5822.33	0.00	0.00	21738.33	21738.33	1	5		3
122	11779.56	7985.04	0.00	0.00	19764.60	19764.60	1	5		3
123	16666.67	7968.78	10974.75	0.00	24635.45	35610.20	1	5		3
124	16183.00	0.00	0.00	0.00	16183.00	16183.00	1	5		3
125	26550.00		0.00		26550.00	26550.00	1	5		3
126	11534.16	6990.18	0.00	0.00	18524.34	18524.34	1	5		3
127	8582.48	4721.10	0.00	0.00	13303.58	13303.58	1	5		3
128	15964.11	416.67	0.00	0.00	16380.78	16380.78	1	5		3
129	0.00	0.00	0.00	42734.00	0.00	42734.00	1	5		3
130	29521.00		0.00		29521.00	29521.00	1	5		3
131	9166.66	0.00	3631.12	0.00	9166.66	12797.78	1	5		3
132	2294.77	12990.00	0.00	0.00	15284.77	15284.77	1	5		3
133	0.00	17611.83	0.00	0.00	17611.83	17611.83	1	5		3
134	10815.12	4333.33	0.00	0.00	15148.45	15148.45	1	5		3
135	357179.55		0.00		357179.55	357179.55	1	5		3
136	20937.05	0.00	0.00	0.00	20937.05	20937.05	1	5		3
137	11131.00	11333.00	0.00	0.00	22464.00	22464.00	1	5		3
138	9250.09		1686.16		9250.09	10936.25	1	5		3
139	29439.34	0.00	0.00	0.00	29439.34	29439.34	1	5		3
140	11967.11		8055.61		11967.11	20022.72	1	5		3
141	13750.00	12790.83	0.00	0.00	26540.83	26540.83	1	5		3
142	14429.95	9833.26	0.00	0.00	24263.21	24263.21	1	5		3
143	19398.34	0.00	0.00	0.00	19398.34	19398.34	1	5		3
144	5231.00		18910.91		5231.00	24141.91	1	5		3
145	14917.50		0.00		14917.50	14917.50	1	5		3
146	86098.82	0.00	0.00	0.00	86098.82	86098.82	1	5		3
147	13898.00	0.00	0.00	0.00	13898.00	13898.00	1	5		3
148	13157.37	12755.60	0.00	0.00	25912.97	25912.97	1	5		3
149	8988.98	2575.00	0.00	0.00	11563.98	11563.98	1	5		3
150	6356.51	8756.80	0.00	0.00	15113.31	15113.31	1	5		3
151	9035.09		1451.75		9035.09	10486.84	1	5		3
152	50799.00	0.00	0.00	0.00	50799.00	50799.00	1	5		3
153	12781.20	11738.52	0.00	0.00	24519.72	24519.72	1	5		3
154	18001.00	0.00	0.00	0.00	18001.00	18001.00	1	5		3
155	11225.00		0.00		11225.00	11225.00	1	5		3
156	6153.69	7916.68	0.00	0.00	14070.37	14070.37	1	5		3
157	19074.00		0.00		19074.00	19074.00	1	5		3
158	54132.67	0.00	0.00	0.00	54132.67	54132.67	1	5		3
159	25000.00		0.00		25000.00	25000.00	1	5		3
160	37167.00	3339.00	2658.67	2819.00	40506.00	45983.67	1	5		3
161	19418.50		0.00		19418.50	19418.50	1	5		3
162	6000.00		20049.72		6000.00	26049.72	1	5		3
163	0.00	29166.67	0.00	0.00	29166.67	29166.67	1	5		3
164	25000.00		0.00		25000.00	25000.00	1	5		3
165	10700.00		500.00		10700.00	11200.00	1	5		3
166	18621.00		0.00		18621.00	18621.00	1	5		3
167	15029.00	33313.04	0.00	0.00	48342.04	48342.04	1	5		3
168	20486.50		0.00		20486.50	20486.50	1	5		3
169	16962.50	0.00	0.00	0.00	16962.50	16962.50	1	5		3
170	95910.83	0.00	0.00	0.00	95910.83	95910.83	1	5		3
171	36927.38	0.00	0.00	0.00	36927.38	36927.38	1	5		3
172	42723.00	3720.00	0.00	0.00	46443.00	46443.00	1	5		3
173	3000.00	1365.00	9742.00	0.00	4365.00	14107.00	1	5		3
174	11874.96	0.00	2285.30	0.00	11874.96	14160.26	1	5		3
175	10391.98		0.00		10391.98	10391.98	1	5		3
176	15000.54	13776.79	0.00	0.00	28777.33	28777.33	0	5		2
177	10833.00	18750.00	0.00	0.00	29583.00	29583.00	1	5		3
178	0.00	0.00	30415.47	0.00	0.00	30415.47	0	5		2
179	141838.00	0.00	0.00	0.00	141838.00	141838.00	0	5		3
180	141838.00	0.00	0.00	0.00	141838.00	141838.00	0	5		3
181	11596.66	12687.50	0.00	0.00	24284.16	24284.16	0	5		3
182	9749.05	6759.00	544.46	0.00	16508.05	17052.51	0	4		3
183	2972.00	0.00	12534.25	0.00	2972.00	15506.25	0	5		3
184	30104.00	0.00	0.00	0.00	30104.00	30104.00	0	5		2
185	10000.00	6049.94	0.00	633.60	16049.94	16683.54	0	5		2
186	0.00		21212.00		0.00	21212.00	0	4		2
187	30926.00		614.00		30926.00	31540.00	1	5		2
188	18750.00		0.00		18750.00	18750.00	0	5		3
189	0.00	0.00	9739.92	22443.00	0.00	32182.92	0	5		2
190	0.00	0.00	27366.00	0.00	0.00	27366.00	0	5		2
191	20833.00	4200.00	12518.00	0.00	25033.00	37551.00	0	5		2
192	38107.00	0.00	0.00	0.00	38107.00	38107.00	0	5		2
193	0.00	0.00	30564.75	10083.34	0.00	40648.09	0	5		2
194	14867.02		2114.08		14867.02	16981.10	0	5		3
195	14583.34	0.00	1250.00	0.00	14583.34	15833.34	0	5		2
196	0.00	0.00	37416.00	12551.00	0.00	49967.00	0	5		2
197	18033.34	15487.07	0.00	0.00	33520.41	33520.41	1	5		3
198	38734.25	0.00	0.00	0.00	38734.25	38734.25	0	4		2
199	0.00		27670.19		0.00	27670.19	0	5		2
200	19561.00	0.00	0.00	0.00	19561.00	19561.00	0	5		3
201	0.00	0.00	69473.00	0.00	0.00	69473.00	0	4		2
202	33333.33		0.00		33333.33	33333.33	0	5		3
203	0.00		16629.00		0.00	16629.00	0	5		2
204	125000.00		0.00		125000.00	125000.00	1	5		2
205	0.00	0.00	21985.00	0.00	0.00	21985.00	0	4		2
206	0.00		20445.00		0.00	20445.00	0	5		2
207	0.00	0.00	13329.00	0.00	0.00	13329.00	0	5		2
208	0.00		19915.18		0.00	19915.18	0	5		2
209	12648.58		2400.00		12648.58	15048.58	1	5		2
210	0.00	0.00	15166.00	19000.00	0.00	34166.00	0	5		2
211	19105.00	11214.00	0.00	0.00	30319.00	30319.00	1	5		3
212	12500.00	6640.00	5123.58	0.00	19140.00	24263.58	1	5		3
213	17000.00	0.00	0.00	0.00	17000.00	17000.00	1	5		3
214	15105.52	14558.25	0.00	0.00	29663.77	29663.77	1	5		3
215	9313.20		2743.65		9313.20	12056.85	1	5		3
216	27304.16		0.00		27304.16	27304.16	1	5		3
217	19550.00	7083.34	0.00	0.00	26633.34	26633.34	1	5		3
218	51077.70	0.00	0.00	0.00	51077.70	51077.70	1	5		3
219	14438.83		0.00		14438.83	14438.83	1	4		3
220	13535.60	7573.22	0.00	0.00	21108.82	21108.82	1	5		3
221	14407.00	0.00	2950.00	0.00	14407.00	17357.00	0	5		3
222	10138.00	2789.00	0.00	0.00	12927.00	12927.00	1	5		3
223	32120.00	0.00	-338.00	0.00	32120.00	31782.00	1	5		3
224	20458.00	12500.00	0.00	0.00	32958.00	32958.00	1	5		3
225	6188.00	2607.00	0.00	0.00	8795.00	8795.00	1	5		3
226	20000.00	0.00	0.00	-118.00	20000.00	19882.00	1	5		3
227	19131.70		7781.67		19131.70	26913.37	1	5		3
228	10400.00		0.00		10400.00	10400.00	1	5		3
229	14525.01		0.00		14525.01	14525.01	1	5		3
230	11394.84	7476.17	0.00	0.00	18871.01	18871.01	1	5		3
231	10029.86	3983.40	0.00	0.00	14013.26	14013.26	1	5		3
232	16250.33	14166.95	0.00	0.00	30417.28	30417.28	1	5		3
233	0.00	23844.16	0.00	0.00	23844.16	23844.16	1	5		3
234	13749.99	0.00	0.00	0.00	13749.99	13749.99	1	5		3
235	13500.00	0.00	17192.09	0.00	13500.00	30692.09	1	5		3
236	13635.61		0.00		13635.61	13635.61	1	5		3
237	28636.34		0.00		28636.34	28636.34	1	5		3
238	9283.33	9333.33	0.00	0.00	18616.66	18616.66	1	5		3
239	30966.67		0.00		30966.67	30966.67	1	5		3
240	18907.83		0.00		18907.83	18907.83	1	5		3
241	9483.62		0.00		9483.62	9483.62	1	5		3
242	18790.35	0.00	0.00	0.00	18790.35	18790.35	1	5		3
243	19824.76		0.00		19824.76	19824.76	1	5		3
244	15981.67	784.92	801.46	0.00	16766.59	17568.05	1	5		3
245	19792.63	17354.63	0.00	0.00	37147.26	37147.26	1	5		3
246	10916.66	0.00	0.00	0.00	10916.66	10916.66	1	5		3
247	10894.84		0.00		10894.84	10894.84	1	5		3
248	12946.00	1473.00	0.00	0.00	14419.00	14419.00	1	5		3
249	26832.96	0.00	0.00	0.00	26832.96	26832.96	1	5		3
250	17748.61	0.00	0.00	0.00	17748.61	17748.61	1	5		3
251	5583.33	7689.29	0.00	0.00	13272.62	13272.62	1	5		3
252	14087.00	24376.00	0.00	0.00	38463.00	38463.00	1	5		3
253	16666.65		0.00		16666.65	16666.65	1	5		3
254	22000.00	0.00	46023.21	0.00	22000.00	68023.21	1	5		3
255	7584.92	15100.91	0.00	0.00	22685.83	22685.83	1	5		3
256	13194.24	0.00	0.00	0.00	13194.24	13194.24	1	5		3
257	15358.24		0.00		15358.24	15358.24	1	5		3
258	26666.60		16435.39		26666.60	43101.99	1	5		3
259	12317.07	23169.18	0.00	0.00	35486.25	35486.25	1	5		3
260	15116.87	0.00	997.00	0.00	15116.87	16113.87	1	5		3
261	12741.58	20993.86	0.00	0.00	33735.44	33735.44	1	5		3
262	11264.33		10193.13		11264.33	21457.46	1	5		3
263	36390.20	0.00	0.00	0.00	36390.20	36390.20	1	5		3
264	25453.81	13174.76	0.00	0.00	38628.57	38628.57	1	5		3
265	15000.00	11736.12	0.00	0.00	26736.12	26736.12	1	5		3
266	150335.22	0.00	0.00	0.00	150335.22	150335.22	1	5		3
267	6883.13	5006.40	0.00	0.00	11889.53	11889.53	1	5		3
268	0.00	18970.75	63675.00	0.00	18970.75	82645.75	1	5		3
269	114521.49	0.00	0.00	0.00	114521.49	114521.49	1	5		3
270	10000.00	0.00	5851.00	0.00	10000.00	15851.00	1	5		3
271	79660.67	0.00	0.00	0.00	79660.67	79660.67	1	5		3
272	1017.00	0.00	1837.63	0.00	3743.04	5580.67	1	5		3
273	22401.34	15398.67	0.00	0.00	37800.01	37800.01	1	5		3
274	15059.52	0.00	0.00	0.00	15059.52	15059.52	1	5		3
275	10260.65	0.00	12556.76	0.00	10260.65	22817.41	1	5		3
276	10682.65	3426.30	0.00	0.00	14108.95	14108.95	1	5		3
277	11540.00	0.00	0.00	0.00	11540.00	11540.00	1	5		3
278	9234.84		0.00		9234.84	9234.84	1	5		3
279	25000.00		12029.00		25000.00	37029.00	1	5		3
280	12500.00	5000.00	0.00	0.00	17500.00	17500.00	1	5		3
281	30698.95	9153.84	0.00	0.00	39852.79	39852.79	1	5		3
282	35981.37		0.00		35981.37	35981.37	1	5		3
283	16666.68		0.00		16666.68	16666.68	1	5		3
284	21256.26		0.00		21256.26	21256.26	1	5		3
285	4440.00	8491.66	0.00	0.00	12931.66	12931.66	1	5		3
286	18440.21		4096.71		18440.21	22536.92	1	5		3
287	57060.25	0.00	0.00	0.00	57060.25	57060.25	1	5		3
288	18317.50	0.00	0.00	0.00	18317.50	18317.50	1	4		3
289	57000.00	0.00	0.00	0.00	57000.00	57000.00	1	5		3
290	44987.83	0.00	0.00	0.00	44987.83	44987.83	1	5		3
291	10861.50	14025.00	0.00	0.00	24886.50	24886.50	1	5		3
292	16398.93	0.00	0.00	0.00	16398.93	16398.93	1	5		3
293	1831.42	5448.83	2790.20	0.00	7280.25	10070.45	1	5		3
294	30767.92	0.00	0.00	0.00	30767.92	30767.92	1	4		3
295	16864.45	4500.00	0.00	0.00	21364.45	21364.45	1	5		3
296	12120.22	9825.07	1000.00	0.00	21945.29	22945.29	1	5		3
297	21866.65	2401.00	0.00	0.00	24267.65	24267.65	1	5		3
298	14512.51	822.16	2655.00	0.00	15334.67	17989.67	1	5		3
299	16849.03	6450.82	0.00	0.00	23299.85	23299.85	1	5		3
300	8578.09	9204.00	0.00	0.00	17782.09	17782.09	1	5		3
301	18336.00	0.00	0.00	0.00	18336.00	18336.00	1	5		3
302	13239.58	11417.00	0.00	0.00	24656.58	24656.58	1	5		3
303	47556.26		0.00		47556.26	47556.26	1	5		3
304	8995.60		831.75		8995.60	9827.35	1	5		3
305	18923.37		0.00		18923.37	18923.37	1	5		3
306	16308.75	13333.33	0.00	0.00	29642.08	29642.08	1	5		3
307	12220.17	13425.00	2262.00	0.00	25645.17	27907.17	1	5		3
308	13592.00	0.00	21537.83	0.00	13592.00	35129.83	1	5		3
309	8959.35	696.90	0.00	0.00	20977.08	25684.31	1	5		3
310	16666.68	9166.67	0.00	0.00	25833.35	25833.35	1	5		3
311	90648.25	0.00	0.00	0.00	90648.25	90648.25	1	5		3
312	10962.00	16305.47	0.00	0.00	27267.47	27267.47	1	5		3
313	24278.91	0.00	0.00	0.00	24278.91	24278.91	1	5		3
314	16574.75	0.00	0.00	0.00	16574.75	16574.75	1	5		3
315	5416.66	10379.20	0.00	0.00	15795.86	15795.86	1	5		3
316	13804.16	0.00	0.00	0.00	13804.16	13804.16	1	5		3
317	22875.12	0.00	33887.98	0.00	22875.12	56763.10	1	5		3
318	84120.88		0.00		84120.88	84120.88	1	5		3
319	17916.67	0.00	0.00	0.00	17916.67	17916.67	1	5		3
320	13750.00	20725.19	0.00	0.00	34475.19	34475.19	1	5		3
321	28333.34		0.00		28333.34	28333.34	1	5		3
322	13463.77	0.00	4639.04	0.00	13463.77	18102.81	1	5		3
323	10571.62	5425.61	0.00	0.00	15997.23	15997.23	1	5		3
324	25228.56	11194.20	0.00	0.00	36422.76	36422.76	1	5		3
325	24136.29	10200.00	0.00	0.00	34336.29	34336.29	1	5		3
326	35256.41		33852.33		35256.41	69108.74	1	5		3
327	31250.00	0.00	0.00	0.00	31250.00	31250.00	1	5		3
328	17560.00		0.00		17560.00	17560.00	1	5		3
329	15930.55	0.00	0.00	0.00	15930.55	15930.55	1	5		3
330	23337.00	10037.03	0.00	0.00	33374.03	33374.03	1	5		3
331	31277.00	0.00	0.00	0.00	31277.00	31277.00	1	5		3
332	20191.00	0.00	5982.00	167.00	20191.00	26340.00	1	5		3
333	17800.00	0.00	-4826.56	-52.00	17748.00	12921.44	1	5		3
334	26460.00	19818.00	0.00	0.00	46278.00	46278.00	1	5		3
335	7917.00	0.00	35185.00	0.00	7917.00	43102.00	1	5		3
336	19450.00	0.00	0.00	0.00	19450.00	19450.00	1	5		3
337	15801.33		0.00		15801.33	15801.33	1	5		3
338	7535.00	25481.99	0.00	0.00	33016.99	33016.99	1	5		3
339	3593.89	0.00	10856.48	0.00	3593.89	14450.37	1	5		3
340	5000.00	0.00	4755.55	2000.00	5000.00	11755.55	1	5		3
341	10714.58	9455.00	0.00	0.00	20169.58	20169.58	1	5		3
342	77583.00		0.00		77583.00	77583.00	1	5		3
343	52928.48		0.00		52928.48	52928.48	1	5		3
344	9542.50	0.00	0.00	875.83	9542.50	10418.33	1	5		3
345	17500.00	0.00	584.50	0.00	17500.00	18084.50	1	5		3
346	16666.67	0.00	0.00	0.00	16666.67	16666.67	1	5		3
347	37500.01	0.00	0.00	0.00	37500.01	37500.01	1	5		3
348	16666.00		0.00		16666.00	16666.00	1	5		3
349	20927.05	0.00	0.00	0.00	20927.05	20927.05	1	5		3
350	24673.59		0.00		24673.59	24673.59	1	5		3
351	2112.70		4005.00		2112.70	6117.70	1	5		3
352	22333.00	0.00	11.00	-225.00	22333.00	22119.00	0	4		3
353	12025.00	0.00	7668.00	0.00	12025.00	19693.00	1	5		3
354	15833.00	0.00	0.00	0.00	15833.00	15833.00	0	5		3
355	16033.33	0.00	0.00	0.00	16033.33	16033.33	0	5		3
356	16250.00	7222.00	0.00	0.00	23472.00	23472.00	0	5		2
357	0.00	0.00	36997.00	4074.00	0.00	41071.00	0	5		2
358	2774.00	10833.33	14697.50	0.00	13607.33	28304.83	1	5		2

	111	112	113	114	115	116	117	118	119
	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1		4		148369.59	4763.33	0.3223
2		4		211581.63	5936.56	0.2638
3		4		283466.74	13248.68	0.3028
4		4		271447.14	4782.41	0.2164
5		4		41709.50	7015.63	0.4541
6		4		637068.87	8280.44	0.3951			100
7		4		333777.07	6945.36	0.3237			100
8		4		45881.68	4725.61	0.1298
9		4		106502.27	4466.39	0.4772			100
10		4		337175.77	8202.78	0.3536			100
11		4		269971.18	6339.15	0.3088			100
12		4		63052.78	4341.80	0.1853
13		4		90078.58	4339.75	0.2103			100
14		4		178385.61	6428.84	0.2495			100
15		4		15106315.95	7056.21	0.3141
16		4		701550.53	6722.09	0.2611			100
17		4		1018734.05	12376.77	0.3647			100
18		4		604301.85	8522.95	0.3765
19		4		110831.83	6650.40	0.2990			100
20		4		109902.06	25850.31	0.2839			100
21		4		58883.20	7292.26	0.3019			100
22		4		42459.19	7335.27	0.3521
23		4		55796.42	6955.34	0.1573
24		4		82608.67	6573.14	0.2004
25		4		150112.37	4486.08	0.1966
26		4		4408468.22	13808.61	0.1394
27		4		982969.12	22349.60	0.3577			100
28		4		156867.79	9627.43	0.4011			100
29		4		106727.26	6522.82	0.3651			100
30		4		680315.33	8293.72	0.2641
31		4		1297322.43	10282.80	0.3571
32		4		24283.53	4096.68	0.2289
33		4		45653.72	6127.89	0.3352			100
34		4		117905.13	3922.49	0.2887
35		4		50592.64	6441.03	0.4068
36		4		320954.28	7394.80	0.4497
37		4		106269.90	6767.11	0.2639			100
38		4		296420.84	6912.54	0.3500
39		4		221697.18	6334.28	0.2874
40		4		836866.98	7433.12	0.2827
41		4		341766.69	6019.68	0.4278
42		4		81138.56	9553.63	0.3993			100
43		4		98757.28	5892.26	0.2855
44		4		47681.88	6451.97	0.3295
45		4		48802.58	4403.33	0.2421
46		4		68629.32	6227.58	0.4000
47		4		78845.67	4294.88	0.2500
48		4		195105.57	6374.59	0.3496
49		4		459502.82	6551.98	0.1703
50		4		341334.74	5895.96	0.2926
51		4		184948.23	3987.20	0.2805
52		4		56992.33	5414.97	0.4177
53		4		307428.72	7430.69	0.4063			100
54		4		107065.50	5856.88	0.4424
55		4		41284.48	13350.86	0.4035			100
56		4		277444.09	5758.13	0.4346
57		4		126063.42	5713.29	0.3231			100
58		4		239141.26	7298.11	0.3324			100
59		4		153797.22	8850.87	0.3507			100
60		4		79005.45	4866.49	0.2091
61		4		130181.06	11643.05	0.3080
62		4		217737.08	7100.79	0.3398			100
63		4		409011.25	5779.41	0.3006			100
64		4		49658.05	4225.52	0.2406
65		4		257127.81	5418.57	0.2989			100
66		4		59205.81	8735.09	0.4002			100
67		4		72920.76	5016.63	0.2560
68		4		239583.47	9018.09	0.0904
69		4		1006777.85	5866.83	0.2584
70		4		372785.91	6988.49	0.4250
71		4		111500.51	10045.49	0.3469			100
72		4		196569.12	9274.24	0.4043
73		4		64814.01	5524.12	0.2762
74		4		54538.49	6337.57	0.1583
75		4		47264.18	5587.93	0.3525			100
76		4		546867.10	11912.32	0.3752			100
77		4		141937.00	6575.56	0.2687
78		4		88567.69	5106.87	0.2087
79		4		350904.03	9357.35	0.3617			100
80		4		226490.13	17291.45	0.2720
81		4		537274.81	10972.80	0.3926
82		4		242641.82	5683.25	0.3978
83		4		64215.58	9149.52	0.1196
84		4		477763.02	10670.79	0.3240			100
85		4		405069.94	4400.53	0.2710
86		4		789788.30	4624.57	0.1736
87		4		126716.50	8078.52	0.3094			100
88		4		165596.22	7899.29	0.2944			100
89		4		144866.87	6036.11	0.3177
90		4		117435.11	5540.66	0.4305
91		4		96685.16	5386.29	0.3368			100
92		4		354867.58	7196.88	0.3562
93		4		262383.92	8213.05	0.2919
94		4		53554.18	4833.67	0.1499			100
95		4		67424.23	8121.97	0.1874
96		4		384440.87	8054.65	0.3516			100
97		4		183517.41	4934.24	0.3187
98		4		746395.01	5487.13	0.3040			100
99		4		84588.43	7581.50	0.2599			100
100		4		552559.81	11188.42	0.4129			100
101		4		441306.83	13192.56	0.4009			100
102		4		1233643.14	12637.33	0.0365			100
103		4		141341.37	8620.03	0.2743			100
104		4		85104.25	5125.24	0.4185
105		4		787950.57	10094.50	0.1204
106		4		228435.30	6617.09	0.3032
107		4		252032.03	7566.76	0.2775
108		4		2820307.09	24381.57	0.1301
109		4		743882.03	10635.19	0.2791
110		4		942307.97	6353.29	0.2723
111		4		105905.17	4561.25	0.3338
112		4		61227.75	9875.19	0.2212			100
113		4		11436932.77	14348.98	0.2025
114		4		87683.00	5022.51	0.3069
115		4		29925.63	4027.82	0.3726
116		4		34336.32	6208.40	0.3984
117		4		93376.66	5109.52	0.2081
118		4		247698.86	5854.86	0.4220			100
119		4		325564.95	5051.87	0.2404
120		4		63455.51	6763.16	0.3510
121		4		218956.75	6681.93	0.3074			100
122		4		443304.72	5684.75	0.2876
123		4		335439.72	11187.94	0.3142			100
124		4		359041.03	6340.08	0.3918			100
125		4		204018.82	7893.93	0.2973			100
126		4		60564.11	5424.61	0.2928
127		4		43395.88	5884.04	0.4423
128		4		95626.56	5815.57	0.3550
129		4		755191.25	5990.32	0.1402			100
130		4		69972.99	8653.73	0.2931
131		4		36947.49	5168.23	0.4038
132		4		101253.67	6011.01	0.3933
133		4		152594.41	5149.31	0.2924
134		4		152036.56	6300.66	0.4159
135		4		3282229.11	43321.59	0.1213			100
136		4		191664.64	7689.01	0.3672
137		4		308700.18	6328.83	0.2817			100
138		4		97344.05	4754.85	0.4348
139		4		341382.63	12686.35	0.4309
140		4		195672.53	7992.75	0.3992			100
141		4		325819.95	8393.99	0.3163
142		4		98142.82	9655.57	0.3980			100
143		4		32757.45	5759.48	0.2969			97.9672
144		4		276410.95	8053.79	0.3336
145		4		773351.59	4812.27	0.3226
146		4		1142120.82	23227.05	0.2698
147		4		608890.71	6643.83	0.4780
148		4		71244.64	7907.42	0.3052
149		4		26353.27	4641.08	0.4013
150		4		60068.59	5404.34	0.3576
151		4		501926.71	5368.66	0.5119
152		4		857961.80	9942.89	0.1957
153		4		105552.10	4412.30	0.1799			100
154		4		222254.08	6320.73	0.3511			100
155		4		160590.22	4663.49	0.4155			98.7668
156		4		52499.84	3421.89	0.2432			100
157		4		299258.79	5556.69	0.2913
158		4		137571.62	9273.90	0.1713
159		4		388116.31	9538.18	0.3815			100
160		4		244740.56	8715.15	0.1895			100
161		4		684020.21	6637.94	0.3418			100
162		4		109213.39	6463.07	0.2481
163		4		1274467.62	10418.68	0.3572			100
164		4		244934.45	5886.85	0.2355
165		4		95168.73	4830.37	0.4313			100
166		4		1235904.59	6023.80	0.3235
167		4		2024502.87	5988.71	0.1239
168		4		56650.11	9012.40	0.4399			100
169		4		124531.26	6408.74	0.3778			34.2242
170		4		117812.36	6146.83	0.0641
171		4		288704.46	6759.30	0.1830
172		4		63663.28	10436.76	0.2247
173		3		47689.45	4686.43	0.3322
174		4		68016.18	6188.85	0.4371			59.7429
175		4		68267.34	4276.99	0.4116			100
176		4		66195.93	12830.26	0.4458			100
177		3		632475.50	5729.64	0.1937			100
178		4		433393.01	4899.93	0.1611			100
179		4		5373337.56	17743.22	0.1251
180		4		5373337.56	17743.22	0.1251
181		3		576624.00	8006.61	0.3297			100
182		4		924391.59	6559.25	0.3847
183		3		390731.43	6742.12	0.4348
184		4		147472.89	8080.76	0.2684
185		4		388352.31	6167.90	0.3697			100
186		4		806540.34	9015.61	0.4250
187		4		1000649.55	9016.12	0.2859			0
188		4		773982.31	7981.16	0.4257			100
189		4		594894.17	11170.59	0.3471			0
190		4		716953.34	3943.82	0.1441
191		4		270220.77	11276.08	0.3003			100
192		4		1323909.26	8191.52	0.2150			100
193		4		1235216.58	17987.23	0.4425			0
194		4		291364.80	6603.85	0.3889			100
195		4		502094.44	6657.14	0.4205			100
196		4		1768877.00	15342.62	0.3071
197		4		421936.01	9492.31	0.2832
198		4		2154703.74	12555.36	0.3241
199		4		564480.84	11868.30	0.4289			0
200		4		94039.85	4633.41	0.2369			100
201		4		956833.06	19808.14	0.2851
202		4		123192.04	8912.93	0.2674			86.3416
203		4		50839.77	4482.41	0.2696
204		4		2427202.77	12750.38	0.1020			100
205		4		1759610.60	6644.55	0.3022
206		4		962521.00	7919.06	0.3873			0
207		4		371624.37	6235.07	0.4678			0
208		4		4525991.59	5025.26	0.2523			0
209		4		511435.84	5936.03	0.3945			100
210		4		246639.36	12105.05	0.3543			0
211		4		150602.00	11442.48	0.3774
212		4		255962.13	10202.96	0.4205
213		4		136851.17	5586.01	0.3286
214		4		110959.96	11266.60	0.3798
215		4		163419.16	5363.22	0.4448
216		4		511854.16	9795.37	0.3588			100
217		4		70552.55	8058.64	0.3026			100
218		4		215069.66	21754.76	0.4259
219		4		982680.60	5053.98	0.3500			100
220		4		192685.79	8718.72	0.4130
221		4		483786.69	5594.72	0.3223
222		4		175936.71	5076.92	0.3927
223		4		283887.92	8526.79	0.2683
224		4		505860.79	5799.16	0.1760
225		4		94022.80	3209.37	0.3649
226		4		212311.17	5965.59	0.3001
227		4		528330.34	15808.78	0.5874
228		4		142547.56	3915.75	0.3765			100
229		4		93012.19	5239.74	0.3607
230		4		189584.00	5405.54	0.2864
231		4		73061.66	3929.19	0.2804
232		4		1218839.30	12675.52	0.4167			100
233		4		353656.58	7446.10	0.3123
234		4		60325.19	4916.38	0.3576
235		4		50054.85	8332.41	0.2715
236		4		129264.05	4637.77	0.3401
237		4		1742303.06	7470.13	0.2609			100
238		4		145871.79	7660.05	0.4115
239		4		181575.84	7867.18	0.2541
240		4		198269.83	7152.78	0.3783			100
241		4		74980.54	3263.52	0.3441
242		4		117102.78	7002.02	0.3726
243		4		145592.36	5954.23	0.3003
244		4		495718.94	9016.29	0.5132
245		4		133913.10	15564.40	0.4190
246		4		29851.31	4363.25	0.3997
247		4		417715.39	4626.81	0.4247
248		4		43730.41	6366.05	0.4415
249		4		200624.92	8190.12	0.3052
250		4		418852.72	6466.23	0.3643			100
251		4		55211.40	3231.94	0.2435
252		4		39348.02	6861.57	0.1784
253		4		104682.36	5200.84	0.3121
254		4		301702.28	13716.13	0.2016			100
255		4		200654.20	9426.37	0.4155			100
256		4		103279.70	5781.83	0.4382			100
257		4		173025.16	5424.67	0.3532			97.8143
258		4		361731.79	16967.01	0.3936			100
259		4		157735.17	9171.67	0.2585
260		4		211917.26	6382.38	0.3961
261		4		148828.93	8492.66	0.2517			100
262		4		227866.65	5325.87	0.2482
263		4		139452.84	6764.61	0.1859
264		4		285890.18	9613.11	0.2489
265		4		132274.58	7124.00	0.2665			100
266		4		385874.34	17879.07	0.1189			100
267		4		50040.50	3884.83	0.3267
268		4		222434.82	9994.60	0.1209			100
269		4		2611239.22	22622.92	0.1975
270		4		43017.13	5292.73	0.3339
271		4		1300737.63	11912.62	0.1495
272		4		84942.83	2014.98	0.3611
273		4		345269.44	11087.46	0.2933
274		4		600290.94	6360.07	0.4223
275		4		342873.62	9213.15	0.4038			100
276		4		119724.62	5543.67	0.3929
277		4		39311.72	2995.78	0.2596
278		4		26065.98	3909.21	0.4233
279		4		251831.41	12933.19	0.3493			100
280		4		135926.26	5604.20	0.3202			85.1996
281		4		81573.87	5714.05	0.1434
282		4		154937.63	8906.40	0.2475			100
283		4		57631.68	7216.94	0.4330			100
284		4		48314.69	5029.76	0.2366
285		4		66022.09	4830.29	0.3735
286		4		132524.12	8673.00	0.3848
287		4		876858.85	8095.99	0.1419			70.4704
288		4		563499.24	7842.69	0.4282			100
289		4		1550972.10	14457.48	0.2536			100
290		4		401972.93	9889.09	0.2198
291		3		448887.66	9665.10	0.3884			100
292		4		90763.49	5495.45	0.3351
293		4		150967.17	4408.52	0.4378
294		4		82118.03	12172.16	0.3956
295		4		264262.57	9378.42	0.4390
296		4		324308.02	8787.95	0.3830			100
297		4		506325.84	9077.73	0.3741			84.3876
298		4		313696.90	6013.25	0.3343
299		4		214835.18	8012.47	0.3439
300		4		34199.87	6265.32	0.3523			99.9232
301		4		247888.65	7369.61	0.4019
302		4		121426.71	9900.83	0.4015			100
303		4		237074.26	16921.14	0.3558
304		4		68544.92	4344.62	0.4421
305		4		81958.33	5248.53	0.2774
306		4		318267.13	8095.82	0.2731
307		4		566952.55	9836.61	0.3525			100
308		4		260271.72	10605.06	0.3019			100
309		4		717651.39	11146.01	0.4340			100
310		4		252864.15	6557.77	0.2538
311		4		170043.46	10497.79	0.1158
312		4		416326.02	6967.66	0.2555
313		4		164760.68	10697.36	0.4406			100
314		4		148324.81	5008.08	0.3022
315		4		41842.35	4249.32	0.2690			100
316		4		239245.89	5307.49	0.3845
317		4		447291.87	10478.01	0.1846
318		4		233946.24	23935.59	0.2845
319		4		95134.78	4437.28	0.2477
320		4		669571.49	6419.83	0.1862
321		4		2693717.04	11550.40	0.4077
322		4		79960.30	6631.42	0.3663			95.3159
323		4		69154.47	5815.07	0.3635
324		4		169239.97	10280.72	0.2823
325		4		154580.92	12159.61	0.3541
326		4		527118.99	19404.01	0.2808			100
327		4		100580.64	6924.84	0.2216
328		4		412590.03	5656.30	0.3221
329		4		63502.81	6474.99	0.4065
330		4		134971.55	10373.32	0.3108			100
331		4		196256.47	12048.90	0.3852
332		4		690173.72	8746.99	0.3321
333		4		496386.07	4626.10	0.3580
334		4		113691.90	5300.73	0.1145
335		4		110841.30	10111.60	0.2346			100
336		4		90598.68	5155.67	0.2651			99.99
337		4		175407.83	4595.18	0.2908			100
338		4		3126594.04	12359.91	0.3744
339		4		174697.45	6225.52	0.4308
340		4		448835.79	5624.33	0.4784
341		4		87905.53	6406.79	0.3176
342		4		2175589.74	6933.59	0.0894
343		4		259970.19	6314.10	0.1193
344		4		92197.15	4672.62	0.4485
345		4		49513.65	5947.25	0.3289
346		4		650244.31	6249.43	0.3750			100
347		4		696078.04	11266.54	0.3004
348		4		44197.90	5899.35	0.3540
349		4		401044.93	7211.94	0.3446
350		4		104330.42	11091.07	0.4495			100
351		4		113583.92	2104.67	0.3440
352		4		852487.22	8363.70	0.3781
353		4		132808.41	8257.63	0.4193			100
354		4		123222.27	4520.83	0.2855			100
355		4		30608.64	4197.78	0.2618			99.98
356		4		77800.00	6859.62	0.2922
357		4		84432.00	6957.39	0.1694
358		4		254440.61	10364.66	0.3662			100

	120	121	122	123	124	125	126	127	128
	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date
1	Burlingame	CA	94010	1	1		1500000.00	3	20120816
2	San Francisco	CA	94133	4	1		1770000.00	3	20120903
3	Pacific Grove	CA	93950	1	2		1325000.00	3	20120814
4	Beverly	MA	01915	1	1		875000.00	3	20120830
5	LAKE OSWEGO	OR	97034	1	1		1450000.00	3	20120720
6	Orinda	CA	94563	1	1	1900000.00	1900000.00	3	20120808
7	Spotsylvania	VA	22551	7	1	910000.00	915000.00	3	20120710
8	Clyde Hill	WA	98004	1	1		1120000.00	3	20120529
9	Seattle	WA	98199	1	1	865000.00	865000.00	3	20120709
10	Seattle	WA	98115	1	1	995000.00	1000000.00	3	20120721
11	Denver	CO	80203	1	1	640000.00	643000.00	3	20120905
12	WEST CHESTER	PA	19380	7	1		625000.00	3	20120725
13	CHICAGO	IL	60618	1	1	750000.00	750000.00	3	20120604
14	BARRINGTON	IL	60010	7	1	625000.00	665000.00	3	20120518
15	Mercer Island	WA	98040	1	1		1373000.00	3	20120723
16	Cohasett	MA	02025	1	1	1625000.00	1650000.00	3	20120729
17	Winnetka	IL	60093	1	1	1825000.00	1825000.00	3	20120621
18	Armonk	NY	10504	1	1		1700000.00	3	20120803
19	Greenwood Village	CO	80111	1	1	630000.00	630000.00	3	20120801
20	Greenwood Village	CO	80121	1	1	1775000.00	1890000.00	3	20120825
21	Kilauea	HI	96754	3	1	950000.00	985000.00	3	20120822
22	St. Louis	MO	63105	1	1		1200000.00	3	20120626
23	St. Louis	MO	63105	1	1		850000.00	3	20120814
24	Edina	MN	55424	1	1		1100000.00	3	20120702
25	LEANDER	TX	78641	7	1		930000.00	3	20120815
26	Pasadena	CA	91105	1	1		2700000.00	3	20120725
27	Westlake Village	CA	91361	7	1	3175000.00	2200000.00	3	20120807
28	Calabasas	CA	91302	7	1	1275000.00	1300000.00	3	20120813
29	Oak Park	CA	91377	7	1	1252000.00	1255000.00	3	20120828
30	SAN FRANCISCO	CA	94114	14	1		1872000.00	3	20120502
31	LARKSPUR	CA	94939	1	1		2316000.00	3	20120524
32	Eldorado Springs	CO	80025	1	1		1600000.00	3	20120604
33	Bedford	MA	01730	1	1	1200000.00	1248000.00	3	20120814
34	Scituate	MA	02066	1	1		792000.00	3	20120724
35	Hinsdale	IL	60521	1	1		687000.00	3	20120808
36	PIEDMONT	CA	94611	1	1		1380000.00	3	20120711
37	SEATTLE	WA	98199	1	1	1045000.00	1051000.00	3	20120816
38	LUCAS	TX	75002	1	1		1075000.00	3	20120519
39	LOS ALTOS	CA	94024	1	1		1660000.00	3	20120817
40	IRVINE	CA	92603	7	1		2175000.00	3	20120527
41	SAN MARINO	CA	91108	1	1		1240000.00	3	20120828
42	WALNUT	CA	91789	1	1	1840000.00	1840000.00	3	20120630
43	VISTA	CA	92084	1	1		1200000.00	3	20120510
44	CHARLOTTE	NC	28216	7	1		750000.00	3	20120626
45	WILLOWBROOK	IL	60527	1	1		675000.00	3	20120710
46	HIXSON	TN	37343	1	1		1700000.00	3	20120720
47	CAVE CREEK	AZ	85331	7	1		758000.00	3	20120706
48	LA CANADA FLINTRIDGE	CA	91011	1	1		1130000.00	3	20120807
49	LOS ANGELES	CA	90004	1	1		1300000.00	3	20120711
50	ATLANTA	GA	30327	1	1		984000.00	3	20120807
51	SCOTTSDALE	AZ	85255	7	1		910000.00	3	20120803
52	ARCADIA	CA	91007	1	1		915000.00	3	20120820
53	CORONA DEL MAR	CA	92625	7	1	1240000.00	1240000.00	3	20120730
54	SANTA ANA	CA	92705	1	1		980000.00	3	20120804
55	MANHATTAN BEACH	CA	90266	1	1	1855000.00	1900000.00	3	20120802
56	ENCINITAS	CA	92024	1	1		1500000.00	3	20120731
57	ARLINGTON	VA	22213	1	1	1240000.00	1230000.00	3	20120828
58	Lexington	MA	02420	1	1	850000.00	850000.00	3	20120713
59	Lewes	DE	19958	1	2	1250000.00	1255000.00	3	20120828
60	Boulder	CO	80304	1	1		1356000.00	3	20120720
61	Newton	MA	02459	1	1		3164000.00	3	20120801
62	Orinda	CA	94563	1	1	910000.00	915000.00	3	20120613
63	Alameda	CA	94501	1	1	1050000.00	1050000.00	3	20120803
64	Redwood City	CA	94061	1	1		900000.00	3	20120730
65	Danville	CA	94506	7	1	1025000.00	1025000.00	3	20120907
66	San Ramon	CA	94582	1	1	1025000.00	1025000.00	3	20120825
67	LOOKOUT MOUNTAIN	GA	30750	1	1		908000.00	3	20120807
68	houston	TX	77024	1	1		1950000.00	3	20120801
69	CORAL GABLES	FL	33146	1	1		1125000.00	3	20120821
70	DAVIE	FL	33325	7	1		1105000.00	3	20120823
71	Denver	CO	80210	1	1	1115000.00	1125000.00	3	20120827
72	San Luis Obispo	CA	93401	1	1		2400000.00	3	20120622
73	NEEDHAM	MA	02492	1	1		1100000.00	3	20120626
74	BROOKLINE	MA	02446	1	1		1250000.00	3	20120809
75	HADDONFIELD	NJ	08033	1	1	710000.00	718000.00	3	20120817
76	West Bloomfield	MI	48323	1	1	2150000.00	1920000.00	3	20120801
77	Bloomfield	MI	48302	1	1		925000.00	3	20120804
78	Seattle	WA	98199	1	1		1025000.00	3	20120720
79	Menlo Park	CA	94025	1	1	2385000.00	2375000.00	3	20120809
80	Alpharetta	GA	30022	7	1		1875000.00	3	20120813
81	Austin	TX	78703	1	1		975000.00	3	20120817
82	Danville	CA	94526	1	1		1110000.00	3	20120816
83	Gardendale	AL	35071	1	1		895000.00	3	20120820
84	BERKELEY LAKE	GA	30096	7	1	1700000.00	1700000.00	3	20120821
85	West Chester	PA	19380	1	1		750000.00	3	20120829
86	Los Angeles	CA	90064	1	1		1699000.00	3	20120907
87	Tucson	AZ	85737	7	2	875000.00	875000.00	3	20120815
88	Kirkland	WA	98033	7	1	1125395.00	1150000.00	3	20120823
89	Portland	OR	97212	1	1		859000.00	3	20120905
90	Encino	CA	91436	1	1		1100000.00	3	20120818
91	American Fork	UT	84003	1	1	740000.00	745000.00	3	20120823
92	scottsdale	AZ	85255	1	1		1100000.00	3	20120829
93	Lincolnshire	IL	60069	7	1		1250000.00	3	20120830
94	ESTES PARK	CO	80517	7	2	695000.00	1150000.00	3	20120905
95	Mt Pleasant	SC	29464	7	1		1300000.00	3	20120906
96	ARLINGTON	MA	02474	1	1	797300.00	800000.00	3	20120901
97	Northbrook	IL	60062	1	1		850000.00	3	20120908
98	CHANDLER	AZ	85249	7	1	710000.00	710000.00	3	20120919
99	Dallas	TX	75225	1	1	1245000.00	1245000.00	3	20120711
100	Santa Fe	NM	87506	1	2	725000.00	750000.00	3	20120912
101	Dallas	TX	75205	1	1	765000.00	775000.00	3	20120910
102	Highland Park	TX	75205	1	1	1845000.00	1875000.00	3	20120816
103	Santa Fe	NM	87508	7	2	630000.00	630000.00	3	20120907
104	SOUTH PASADENA	CA	91030	1	1		1200000.00	3	20120705
105	Dallas	TX	75214	1	1		2000000.00	3	20120816
106	POMPANO BEACH	FL	33062	1	1		875000.00	3	20120718
107	Bedford	NY	10506	1	2		1050000.00	3	20120720
108	New York	NY	10028	4	1		2800000.00	3	20120806
109	New York	NY	10028	2	1		2825000.00	3	20120823
110	New Canaan	CT	06840	1	1		1500000.00	3	20120815
111	HIGHLANDS RANCH	CO	80129	7	1		815000.00	3	20120820
112	CHANDLER	AZ	85226	7	1	985000.00	1000000.00	3	20120904
113	BRIDGEHAMPTON	NY	11932	1	1		3350000.00	3	20120620
114	DALLAS	TX	75205	1	1		1100000.00	3	20120711
115	SANTA FE	NM	87505	1	1		1000000.00	3	20120827
116	Anaheim	CA	92807	1	1		1285000.00	3	20120723
117	DENVER	CO	80230	7	1		1175000.00	3	20120515
118	MANHATTAN BEACH	CA	90266	1	1	1300000.00	1300000.00	3	20120731
119	CHULA VISTA	CA	91914	7	1		839000.00	3	20120630
120	LAKE ARROWHEAD	CA	92352	7	1		1750000.00	3	20120817
121	LOS ANGELES	CA	90068	1	1	1200000.00	1200000.00	3	20120824
122	LONG BEACH	CA	90807	1	1		890000.00	3	20120830
123	LITTLETON	CO	80121	1	1	2550000.00	2575000.00	3	20120905
124	The Woodlands	TX	77382	6	1	665000.00	665000.00	3	20120828
125	ANNANDALE	VA	22003	1	1	873000.00	910000.00	3	20120910
126	CARLSBAD	CA	92009	7	1		1275000.00	3	20120730
127	Edgewaer	MD	21037	7	1		1190000.00	3	20120817
128	PLEASANTON	CA	94566	7	1		1180000.00	3	20120801
129	Lookout Mountain	GA	30750	1	1	1060000.00	1135000.00	3	20120821
130	Athens	GA	30606	1	1		1050000.00	3	20120801
131	Issaquah	WA	98029	7	1		1000000.00	3	20120520
132	Bow	WA	98232	1	1		1175000.00	3	20120904
133	PALO ALTO	CA	94306	1	1		1730000.00	3	20120625
134	SOQUEL	CA	95073	7	1		1850000.00	3	20120819
135	LOS ANGELES	CA	90292	3	2	1725000.00	1500000.00	3	20120802
136	SAN DIEGO	CA	92130	7	1		1225000.00	3	20120818
137	BURLINGAME	CA	94010	1	1	1370000.00	1370000.00	3	20120810
138	NEWPORT BEACH	CA	92660	1	1		1210000.00	3	20120904
139	SAN CLEMENTE	CA	92672	7	2		3500000.00	3	20120823
140	SAN JOSE	CA	95148	1	1	1400000.00	1400000.00	3	20120823
141	LOS ALTOS	CA	94022	1	1		1729000.00	3	20120916
142	ALAMEDA	CA	94501	1	1	1230000.00	1230000.00	3	20120910
143	FRISCO	TX	75033	7	1	696698.00	710000.00	3	20120910
144	UNIVERSITY PARK	TX	75225	1	1		1600000.00	3	20120714
145	RALEIGH	NC	27615	7	1		840000.00	3	20120719
146	DIABLO	CA	94528	1	1		4300000.00	3	20120612
147	BELMONT	CA	94002	1	1		1225000.00	3	20120609
148	SAN JOSE	CA	95120	7	1		1695000.00	3	20120718
149	SAN JOSE	CA	95125	1	1		1150000.00	3	20120803
150	BURLINGAME	CA	94010	1	1		1325000.00	3	20120621
151	DANVILLE	CA	94506	7	1		1100000.00	3	20120731
152	PALO ALTO	CA	94301	1	1		6500000.00	3	20120829
153	RANCHO MURIETA	CA	95683	7	1	780000.00	780000.00	3	20120906
154	DALLAS	TX	75214	1	1	842600.00	850000.00	3	20120823
155	SCOTTSDALE	AZ	85259	1	1	925000.00	930000.00	3	20120908
156	ATLANTA	GA	30306	1	1	652000.00	667000.00	3	20120807
157	SAN ANTONIO	TX	78258	7	1		912000.00	3	20120823
158	KNOXVILLE	TN	37922	1	1		950000.00	3	20120625
159	WESTMINSTER	CO	80023	7	1	915000.00	950000.00	3	20120824
160	DANVILLE	CA	94526	1	1	1698000.00	1700000.00	3	20120529
161	Philadelphia	PA	19106	12	1	1235000.00	1275000.00	3	20120831
162	Centennial	CO	80121	7	1		1050000.00	3	20120813
163	San Diego	CA	92037	1	1	2495000.00	2500000.00	3	20120820
164	AUSTIN	TX	78703	1	1		1200000.00	3	20120906
165	Berwyn	PA	19312	1	1	680000.00	680000.00	3	20120724
166	Houston	TX	77024	6	1		1450000.00	3	20120802
167	Columbia	SC	29205	1	1		785000.00	3	20120718
168	Raleigh	NC	27608	1	1	775000.00	800000.00	3	20120808
169	Lake Lure	NC	28746	1	2	900000.00	910000.00	3	20120911
170	Charlotte	NC	28226	1	1		990000.00	3	20120621
171	Charlotte	NC	28226	1	1		1675000.00	3	20120809
172	CHARLESTON	SC	29492	7	1		1400000.00	3	20120608
173	CASTLE ROCK	WA	98611	1	1		615000.00	3	20120823
174	EDMONDS	WA	98026	7	1	1150000.00	1150000.00	3	20120813
175	HENDERSON	NV	89052	7	1	794000.00	800000.00	3	20120906
176	SAN FRANCISCO	CA	94103	3	1	1565000.00	1575000.00	3	20120323
177	PIEDMONT	CA	94610	1	1	1066000.00	1070000.00	3	20120323
178	LAFAYETTE	CA	94549	1	1	1150000.00	1150000.00	3	20120413
179	SAN FRANCISCO	CA	94123	13	3		1600000.00	3	20120509
180	SAN FRANCISCO	CA	94117	13	3		1500000.00	3	20120509
181	SAN FRANCISCO	CA	94118	1	1	960000.00	960000.00	3	20120510
182	PACIFICA	CA	94044	1	1		1170000.00	3	20120601
183	SAN FRANCISCO	CA	94121	14	1		1700000.00	3	20120606
184	ROSS	CA	94957	1	1		1380000.00	3	20120615
185	ALAMO	CA	94507	1	1	1949500.00	1950000.00	3	20120621
186	SAN FRANCISCO	CA	94121	1	1		1900000.00	3	20120718
187	MILLBRAE	CA	94030	1	1	1499000.00	1499000.00	3	20120703
188	SAN FRANCISCO	CA	94105	4	1	1040000.00	1040000.00	3	20120702
189	LARKSPUR	CA	94939	1	1	1725000.00	1725000.00	3	20120706
190	SCARSDALE	NY	10583	1	1		1000000.00	3	20120718
191	PIEDMONT	CA	94611	1	1	1935000.00	1950000.00	3	20120717
192	SCARSDALE	NY	10583	1	1	1625000.00	1640000.00	3	20120809
193	NEW YORK	NY	10021	2	3	1300000.00	1300000.00	3	20120724
194	SAN FRANCISCO	CA	94118	13	1	1475000.00	1475000.00	3	20120531
195	ROSS	CA	94957	1	1	1500000.00	1500000.00	3	20120718
196	SAN FRANCISCO	CA	94107	1	1		2100000.00	3	20120808
197	LAGUNA BEACH	CA	92651	1	1		2250000.00	3	20120820
198	MENLO PARK	CA	94025	1	1		3100000.00	3	20120813
199	BOSTON	MA	02116	4	1	2000000.00	2000000.00	3	20120820
200	NEWTON	MA	02466	1	1	850000.00	850000.00	3	20120821
201	HILLSBOROUGH	CA	94010	1	1		3500000.00	3	20120823
202	MEDFIELD	MA	02052	1	1	1418000.00	1418000.00	3	20120820
203	Boston	MA	02116	4	1		700000.00	3	20120823
204	STUDIO CITY	CA	91604	1	1	2100000.00	2100000.00	3	20120825
205	SAN DIEGO	CA	92131	7	1		1450000.00	3	20120829
206	MILL VALLEY	CA	94941	1	1	2500000.00	2500000.00	3	20120824
207	LAKE OSWEGO	OR	97034	1	1	1430000.00	1430000.00	3	20120828
208	SAN FRANCISCO	CA	94103	3	1	982000.00	982000.00	3	20120904
209	SAN FRANCISCO	CA	94115	13	1	1528000.00	1530000.00	3	20120831
210	WALNUT CREEK	CA	94596	1	1	1350000.00	1350000.00	3	20120905
211	Bolton Landing	NY	12814	6	2		800000.00	3	20120705
212	Potomac	MD	20854	1	1		1685000.00	3	20120809
213	Bethesda	MD	20817	1	1		1300000.00	3	20120813
214	Highland	MD	20777	1	1		1885000.00	3	20120817
215	San Carlos	CA	94070	1	1		1145000.00	3	20120726
216	Diablo	CA	94528	1	1	1750000.00	1750000.00	3	20120627
217	Walnut Creek	CA	94596	1	1	1335000.00	1335000.00	3	20120628
218	SAN RAFAEL	CA	94903	1	1		2500000.00	3	20120425
219	OAKLAND	CA	94619	7	1	1300000.00	1185000.00	3	20120627
220	FREMONT	CA	94539	1	1		1140000.00	3	20120718
221	SAN FRANCISCO	CA	94127	1	1		1390000.00	3	20120514
222	Silverdale	WA	98383	1	1		950000.00	3	20120621
223	Mercer Island	WA	98040	1	1		1750000.00	3	20120706
224	Hunts Point	WA	98004	1	1		880000.00	3	20120710
225	Mount Vernon	WA	98274	1	1		715000.00	3	20120711
226	Bellevue	WA	98004	1	1		1325000.00	3	20120829
227	Monterey	CA	93940	7	1		1550000.00	3	20120806
228	Sonora	CA	95370	1	1	615000.00	628000.00	3	20120809
229	Coronado	CA	92118	1	1		1935000.00	3	20120905
230	Coronado	CA	92118	1	1		1500000.00	3	20120920
231	San Diego	CA	92106	1	1		1100000.00	3	20120815
232	Los Gatos	CA	95032	1	1	2000000.00	2080000.00	3	20120921
233	Boulder	CO	80302	1	1		1500000.00	3	20120726
234	CHESTER SPRINGS	PA	19425	7	1		1000000.00	3	20120817
235	Scottsdale	AZ	85259	7	1		950000.00	3	20120820
236	DULUTH	GA	30097	7	1		1300000.00	3	20120913
237	Marco Island	FL	34145	1	2	1200000.00	1325000.00	3	20120830
238	SEATTLE	WA	98119	1	1		1400000.00	3	20120918
239	NORTHVILLE	MI	48167	3	1		1300000.00	3	20120831
240	Paradise Valley	AZ	85253	1	1	1500000.00	1540000.00	3	20120923
241	PHOENIX	AZ	85022	7	1		695000.00	3	20120717
242	Arlington	VA	22207	1	1		1700000.00	3	20120824
243	Falls Church	VA	22046	1	1		1300000.00	3	20120912
244	HIGHLAND PARK	TX	75205	1	1		2150000.00	3	20120709
245	ST MICHAELS	MD	21663	1	1		1450000.00	3	20120512
246	HOUSTON	TX	77009	1	1		673000.00	3	20120730
247	DALLAS	TX	75229	1	1		888872.62	3	20120828
248	UNIVERSITY PARK	TX	75225	1	1		1090000.00	3	20120822
249	DALLAS	TX	75214	1	1		865000.00	3	20120830
250	LAKEWAY	TX	78734	7	1	695000.00	702000.00	3	20120906
251	RENO	NV	89509	1	1		615000.00	3	20120830
252	PARADISE VALLEY	AZ	85253	1	1		1200000.00	3	20120815
253	DALLAS	TX	75238	1	1		838000.00	3	20120828
254	SAN ANTONIO	TX	78209	3	2	650000.00	659000.00	3	20120809
255	VIRGINIA BEACH	VA	23454	1	1	750000.00	760000.00	3	20120905
256	SAN ANTONIO	TX	78258	7	1	791268.00	793000.00	3	20120731
257	HINSDALE	IL	60521	1	1	845000.00	845000.00	3	20120823
258	HOUSTON	TX	77027	7	1	2150000.00	2200000.00	3	20120829
259	DALLAS	TX	75229	1	1		1232500.00	3	20120906
260	FREDERICKSBURG	TX	78624	7	1		1235000.00	3	20120727
261	TOMBALL	TX	77375	1	1	695000.00	745000.00	3	20120921
262	SAN DIEGO	CA	92101	4	1		845000.00	3	20120731
263	Denver	CO	80220	1	1		1450000.00	3	20120823
264	HUNTINGTON BEACH	CA	92648	1	1		1025000.00	3	20120713
265	LAFAYETTE	CA	94549	1	1	1300000.00	1300000.00	3	20120911
266	SAUSALITO	CA	94965	1	2	1449000.00	1449000.00	3	20120918
267	Corvallis	OR	97330	7	1		738500.00	3	20120820
268	Redmond	WA	98053	7	1	1075000.00	1075000.00	3	20120915
269	Westlake	TX	76262	7	1		2850000.00	3	20120907
270	Trabuco Canyon	CA	92679	7	1		1141000.00	3	20120815
271	LA QUINTA	CA	92253	7	2		662000.00	3	20120502
272	SAN DIEGO	CA	92130	7	1		927000.00	3	20120607
273	NEWPORT BEACH	CA	92663	1	1		1950000.00	3	20120719
274	WINNETKA	IL	60093	1	1		1171000.00	3	20120724
275	HOBOKEN	NJ	7030	4	1	1200000.00	1200000.00	3	20120720
276	WEST HILLS	CA	91307	7	1		950000.00	3	20120710
277	HIDEOUT	UT	84036	7	1		720000.00	3	20120817
278	SAN DIEGO	CA	92131	7	1		795000.00	3	20120823
279	ANN ARBOR	MI	48103	3	1	1355000.00	1355000.00	3	20120917
280	SCOTTSDALE	AZ	85255	7	1	835000.00	860000.00	3	20120830
281	SAMMAMISH	WA	98075	7	1		965000.00	3	20120823
282	TENAFLY	NJ	7670	1	1	940000.00	965000.00	3	20120904
283	SOUTH PASADENA	CA	91030	1	1	968000.00	972000.00	3	20120926
284	Denver	CO	80209	1	1		850000.00	3	20120726
285	Denver	CO	80209	1	1		830000.00	3	20121002
286	Encinitas	CA	92024	1	1		1500000.00	3	20120827
287	Solvang	CA	93463	7	1	2750000.00	2750000.00	3	20120903
288	Westlake Village	CA	91362	7	1	1230000.00	1230000.00	3	20120919
289	Santa Monica	CA	90402	1	1	2840000.00	2840000.00	3	20120906
290	Boston	MA	2118	8	1		2078000.00	3	20120815
291	Brookline	MA	2445	1	1	1799000.00	1810000.00	3	20120911
292	LOOMIS	CA	95650	7	1		990000.00	3	20120911
293	LOS ALTOS HILLS	CA	94022	1	1		2700000.00	3	20120829
294	IRVINE	CA	92602	7	1		1200000.00	3	20120914
295	GLEN ELLEN	CA	95442	1	2		2000000.00	3	20120808
296	MILPITAS	CA	95035	1	1	930000.00	865000.00	3	20120831
297	LOS ALTOS	CA	94024	1	1	2000000.00	2000000.00	3	20120921
298	LOS GATOS	CA	95032	1	1		1450000.00	3	20120731
299	SAN JOSE	CA	95148	1	1		1090000.00	3	20120919
300	BEDFORD	MA	1730	1	1	955000.00	955000.00	3	20120907
301	SCOTTSDALE	AZ	85255	7	1		1100000.00	3	20120802
302	Johns Creek	GA	30097	1	1	1200000.00	1400000.00	3	20120721
303	Nashville	TN	37220	1	1		1600000.00	3	20120627
304	HENDERSON	NV	89012	7	1		835000.00	3	20120921
305	Milton	MA	2186	1	1		960000.00	3	20120809
306	Winchester	MA	1890	1	1		1030000.00	3	20120821
307	Brookline	MA	2446	12	1	1799000.00	1800000.00	3	20121002
308	CARLSBAD	CA	92009	7	1	862500.00	920000.00	3	20120820
309	LAGUNA HILLS	CA	92653	7	1	1887500.00	1921000.00	3	20120819
310	DENVER	CO	80209	1	1		1125000.00	3	20120919
311	DENVER	CO	80246	1	1		2350000.00	3	20120831
312	ENCINITAS	CA	92024	7	1		1440000.00	3	20120615
313	TEMECULA	CA	92590	1	1	1400000.00	1400000.00	3	20120917
314	LONG BEACH	CA	90807	1	1		935000.00	3	20120801
315	CARLSBAD	CA	92009	7	1	790000.00	810000.00	3	20120911
316	NEWPORT BEACH	CA	92660	7	1		2150000.00	3	20120728
317	ENCINITAS	CA	92024	1	1		1350000.00	3	20120917
318	LAGUNA BEACH	CA	92651	1	1		1600000.00	3	20120912
319	CARLSBAD	CA	92009	7	1		840000.00	3	20120919
320	New York	NY	10036	4	1		890000.00	3	20120920
321	New York	NY	10024	2	1		2525000.00	3	20120904
322	New Canaan	CT	6840	1	1	1400000.00	1425000.00	3	20120830
323	Charlotte	NC	28203	1	1		1850000.00	3	20120612
324	Napa	CA	94558	1	1		1725000.00	3	20120817
325	Monte Sereno	CA	95030	1	1		2350000.00	3	20120820
326	Newport Beach	CA	92660	1	1	1125000.00	1125000.00	3	20120924
327	Boulder	CO	80304	1	1		1400000.00	3	20121003
328	PORTER RANCH	CA	91326	7	1		1285000.00	3	20120918
329	Belmont	MA	2478	1	1		1400000.00	3	20120601
330	CINCINNATI	OH	45243	1	1	925000.00	1125000.00	3	20120831
331	Lampe	MO	65681	1	1		1600000.00	5	20120930
332	Pasadena	CA	91106	1	1		1920000.00	3	20120706
333	STEAMBOAT SPRINGS	CO	80487	7	1		1175000.00	3	20120716
334	SEATTLE	WA	98199	1	1		1525000.00	3	20120809
335	Atlanta	GA	30319	1	1	1300000.00	1315000.00	3	20120810
336	Houston	TX	77024	7	1	812000.00	860000.00	3	20120822
337	Sammamish	WA	98075	7	1	699900.00	703000.00	3	20120918
338	Dallas	TX	75209	1	1		2050000.00	3	20120820
339	Dallas	TX	75225	1	1		1165000.00	3	20120705
340	University Park	TX	75225	1	1		1500000.00	3	20120906
341	Seattle	WA	98112	1	1		815000.00	3	20120827
342	Houston	TX	77005	1	1		1175000.00	3	20120905
343	Dallas	TX	75225	1	1		950000.00	3	20120910
344	dallas	TX	75225	1	1		990000.00	3	20121001
345	Kenmore	WA	98028	1	1		1272000.00	3	20120917
346	Seattle	WA	98115	1	1	914000.00	918000.00	3	20120924
347	Dallas	TX	75230	1	1		1200000.00	3	20120924
348	Dallas	TX	75230	1	1		1110000.00	3	20120919
349	Houston	TX	77005	1	1		1245000.00	3	20120926
350	Houston	TX	77005	1	1	852500.00	864000.00	3	20120928
351	HOUSTON	TX	77057	7	1		721000.00	3	20120808
352	BELLINGHAM	WA	98229	7	1		1850000.00	3	20120720
353	WESTON	FL	33327	7	1	700000.00	704000.00	3	20120716
354	TORRANCE	CA	90505	1	1	995000.00	995000.00	3	20120818
355	ST SIMONS ISLAND	GA	31522	7	1	756500.00	832000.00	3	20120821
356	PALO ALTO	CA	94306	1	1		1500000.00	3	20120625
357	San Francisco	CA	94121	1	1		1350000.00	3	20120904
358	ORINDA	CA	94563	6	1	1600000.00	1600000.00	3	20120905

	129	130	131	132	133	134	135	136	137	138	139	140
	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1								0.4600	0.4600	0	0	0
2								0.6101	0.6101	0	0	0
3								0.6792	0.6792	0	0	0
4								0.8000	0.8000	0	0	0
5								0.3462	0.3462	0	0	0
6								0.6447	0.6447	0	0	0
7								0.8000	0.8000	0	0	0
8								0.8000	0.7107	0	0	0
9								0.8000	0.8000	0	0	0
10								0.8000	0.8000	0	0	0
11								0.8000	0.8000	0	0	0
12								0.7535	0.7135	0	0	0
13								0.8000	0.8000	0	0	0
14								0.8000	0.8000	0	0	0
15								0.4821	0.4821	0	0	0
16								0.4307	0.4307	0	0	0
17								0.5479	0.5479	0	0	0
18								0.5882	0.5882	0	0	0
19								0.8000	0.8000	0	0	0
20								0.7000	0.7000	0	0	0
21								0.8000	0.8000	0	0	0
22								0.6318	0.6318	0	0	0
23								0.8000	0.8000	0	0	0
24								0.7136	0.7136	0	0	0
25								0.6315	0.6315	0	0	0
26								0.3722	0.3722	0	0	0
27								0.5454	0.5454	0	0	0
28								0.6862	0.6862	0	0	0
29								0.7500	0.7500	0	0	0
30								0.6500	0.6145	0	0	0
31								0.7448	0.7448	0	0	0
32								0.4062	0.4062	0	0	0
33								0.8000	0.8000	0	0	0
34								0.6250	0.6250	0	0	0
35								0.8000	0.8000	0	0	0
36								0.7994	0.7106	0	0	0
37								0.8000	0.8000	0	0	0
38								0.7904	0.7904	0	0	0
39								0.5824	0.5824	0	0	0
40								0.4542	0.4542	0	0	0
41								0.6757	0.6757	0	0	0
42								0.4782	0.4782	0	0	0
43								0.7875	0.7875	0	0	0
44								0.8000	0.8000	0	0	0
45								0.7970	0.7970	0	0	0
46								0.6841	0.5664	0	0	0
47								0.6530	0.6530	0	0	0
48								0.6946	0.6946	0	0	0
49								0.7747	0.5884	0	0	0
50								0.6493	0.6493	0	0	0
51								0.5560	0.5560	0	0	0
52								0.8000	0.8000	0	0	0
53								0.8000	0.8000	0	0	0
54								0.7142	0.7142	0	0	0
55								0.5390	0.5390	0	0	0
56								0.4593	0.4593	0	0	0
57								0.7500	0.7500	0	0	0
58								0.7058	0.7058	0	0	0
59								0.7000	0.7000	0	0	0
60								0.5899	0.5899	0	0	0
61								0.5085	0.4927	0	0	0
62								0.7500	0.7500	0	0	0
63								0.7500	0.7500	0	0	0
64								0.7766	0.7766	0	0	0
65								0.6975	0.6975	0	0	0
66								0.8000	0.8000	0	0	0
67								0.8000	0.8000	0	0	0
68								0.4748	0.4748	0	0	0
69								0.6500	0.6500	0	0	0
70								0.6157	0.6157	0	0	0
71								0.8000	0.8000	0	0	0
72								0.6198	0.5416	0	0	0
73								0.6790	0.6790	0	0	0
74								0.5960	0.5960	0	0	0
75								0.8000	0.8000	0	0	0
76								0.7500	0.7500	0	0	0
77								0.7283	0.7283	0	0	0
78								0.7756	0.7756	0	0	0
79								0.7000	0.7000	0	0	0
80								0.6933	0.6933	0	0	0
81								0.6492	0.6492	0	0	0
82								0.7829	0.7144	0	0	0
83								0.7396	0.7396	0	0	0
84								0.6470	0.6470	0	0	0
85								0.7880	0.7880	0	0	0
86								0.4096	0.4096	0	0	0
87								0.7500	0.7500	0	0	0
88								0.7499	0.7499	0	0	0
89								0.6752	0.6752	0	0	0
90								0.7727	0.7727	0	0	0
91								0.8000	0.8000	0	0	0
92								0.6800	0.6800	0	0	0
93								0.6783	0.6040	0	0	0
94								0.7500	0.7500	0	0	0
95								0.6000	0.6000	0	0	0
96								0.8000	0.8000	0	0	0
97								0.5894	0.5894	0	0	0
98								0.8000	0.8000	0	0	0
99								0.8000	0.8000	0	0	0
100								0.7500	0.7500	0	0	0
101								0.8000	0.8000	0	0	0
102								0.7500	0.7500	0	0	0
103								0.7500	0.7500	0	0	0
104								0.6125	0.6125	0	0	0
105								0.6250	0.6250	0	0	0
106								0.6994	0.6994	0	0	0
107								0.7333	0.7333	0	0	0
108								0.6775	0.6775	0	0	0
109								0.4831	0.4831	0	0	0
110								0.6200	0.6200	0	0	0
111								0.6500	0.6500	0	0	0
112								0.8000	0.8000	0	0	0
113								0.2985	0.2985	0	0	0
114								0.6613	0.6613	0	0	0
115								0.5975	0.5975	0	0	0
116								0.7315	0.7315	0	0	0
117								0.5914	0.5914	0	0	0
118								0.6000	0.6000	0	0	0
119								0.7973	0.7973	0	0	0
120								0.4228	0.4228	0	0	0
121								0.8000	0.8000	0	0	0
122								0.7426	0.7426	0	0	0
123								0.5882	0.5882	0	0	0
124								0.8000	0.8000	0	0	0
125								0.8000	0.8000	0	0	0
126								0.5306	0.5306	0	0	0
127								0.7117	0.7117	0	0	0
128								0.6949	0.6949	0	0	0
129								0.7500	0.7500	0	0	0
130								0.8000	0.8000	0	0	0
131								0.8000	0.8000	0	0	0
132								0.6398	0.6398	0	0	0
133								0.4913	0.4913	0	0	0
134								0.6389	0.6389	0	0	0
135								0.6500	0.6500	0	0	0
136								0.5738	0.5738	0	0	0
137								0.7000	0.7000	0	0	0
138								0.5942	0.5942	0	0	0
139								0.4285	0.4285	0	0	0
140								0.7142	0.7142	0	0	0
141								0.6992	0.6992	0	0	0
142								0.7154	0.7154	0	0	0
143								0.7991	0.7991	0	0	0
144								0.6250	0.6250	0	0	0
145								0.7202	0.7202	0	0	0
146								0.4651	0.4651	0	0	0
147								0.5828	0.5828	0	0	0
148								0.7000	0.7000	0	0	0
149								0.6260	0.6260	0	0	0
150								0.5849	0.5849	0	0	0
151								0.6363	0.6363	0	0	0
152								0.1477	0.1477	0	0	0
153								0.7115	0.7115	0	0	0
154								0.7999	0.7999	0	0	0
155								0.6756	0.6756	0	0	0
156								0.8000	0.8000	0	0	0
157								0.7258	0.7258	0	0	0
158								0.6905	0.6905	0	0	0
159								0.8000	0.8000	0	0	0
160								0.7500	0.7500	0	0	0
161								0.7000	0.7000	0	0	0
162								0.6028	0.6028	0	0	0
163								0.5591	0.5591	0	0	0
164								0.5416	0.5416	0	0	0
165								0.8000	0.8000	0	0	0
166								0.5217	0.5217	0	0	0
167								0.8000	0.8000	0	0	0
168								0.7500	0.7500	0	0	0
169								0.7500	0.7500	0	0	0
170								0.6787	0.6787	0	0	0
171								0.4179	0.4179	0	0	0
172								0.7385	0.7142	0	0	0
173								0.8000	0.8000	0	0	0
174								0.7000	0.7000	0	0	0
175								0.7500	0.7500	0	0	0
176								0.8000	0.8000	0	0	0
177								0.8000	0.7000	0	0	0
178								0.8000	0.8000	0	0	0
179								0.6000	0.6000	0	0	0
180								0.6000	0.6000	0	0	0
181								0.8000	0.8000	0	0	0
182								0.7500	0.7500	0	0	0
183								0.5294	0.4117	0	0	0
184								0.7898	0.7898	0	0	0
185								0.6155	0.6155	0	0	0
186								0.6631	0.5052	0	0	0
187								0.8000	0.8000	0	0	0
188								0.8000	0.8000	0	0	0
189								0.7101	0.7101	0	0	0
190								0.6750	0.6750	0	0	0
191								0.8000	0.8000	0	0	0
192								0.8000	0.8000	0	0	0
193								0.4615	0.4615	0	0	0
194								0.8000	0.8000	0	0	0
195								0.8000	0.8000	0	0	0
196								0.7619	0.3809	0	0	0
197								0.6088	0.5644	0	0	0
198								0.4845	0.3554	0	0	0
199								0.8000	0.8000	0	0	0
200								0.8000	0.8000	0	0	0
201								0.3414	0.1985	0	0	0
202								0.7884	0.7884	0	0	0
203								0.6785	0.6785	0	0	0
204								0.8000	0.8000	0	0	0
205								0.6620	0.6620	0	0	0
206								0.3400	0.3400	0	0	0
207								0.4825	0.4825	0	0	0
208								0.8000	0.8000	0	0	0
209								0.6891	0.5418	0	0	0
210								0.8000	0.8000	0	0	0
211								0.6287	0.6287	0	0	0
212								0.6498	0.4943	0	0	0
213								0.6369	0.6369	0	0	0
214								0.7500	0.7500	0	0	0
215								0.6500	0.6500	0	0	0
216								0.7500	0.7500	0	0	0
217								0.7490	0.7490	0	0	0
218								0.6864	0.6864	0	0	0
219								0.7500	0.7500	0	0	0
220								0.6578	0.6578	0	0	0
221								0.5755	0.5755	0	0	0
222								0.6592	0.6592	0	0	0
223								0.7714	0.7714	0	0	0
224								0.7272	0.7272	0	0	0
225								0.7930	0.7930	0	0	0
226								0.7494	0.7494	0	0	0
227								0.3741	0.3741	0	0	0
228								0.8000	0.8000	0	0	0
229								0.3527	0.3527	0	0	0
230								0.4233	0.4233	0	0	0
231								0.5700	0.5700	0	0	0
232								0.7500	0.7500	0	0	0
233								0.7000	0.7000	0	0	0
234								0.6141	0.6141	0	0	0
235								0.7368	0.7368	0	0	0
236								0.5007	0.5007	0	0	0
237								0.7500	0.7500	0	0	0
238								0.5946	0.5946	0	0	0
239								0.6692	0.6692	0	0	0
240								0.7500	0.7500	0	0	0
241								0.7309	0.7309	0	0	0
242								0.7000	0.7000	0	0	0
243								0.6653	0.6653	0	0	0
244								0.4404	0.4404	0	0	0
245								0.7586	0.4034	0	0	0
246								0.7466	0.7020	0	0	0
247								0.7920	0.7920	0	0	0
248								0.7385	0.7385	0	0	0
249								0.8000	0.8000	0	0	0
250								0.8000	0.8000	0	0	0
251								0.7471	0.7471	0	0	0
252								0.8000	0.8000	0	0	0
253								0.6688	0.6688	0	0	0
254								0.7500	0.7500	0	0	0
255								0.8000	0.8000	0	0	0
256								0.7961	0.7961	0	0	0
257								0.7952	0.7952	0	0	0
258								0.5581	0.5581	0	0	0
259								0.7740	0.7740	0	0	0
260								0.7362	0.7362	0	0	0
261								0.8000	0.8000	0	0	0
262								0.6781	0.6781	0	0	0
263								0.6434	0.6434	0	0	0
264								0.6887	0.6887	0	0	0
265								0.7692	0.7692	0	0	0
266								0.6901	0.6901	0	0	0
267								0.6739	0.6739	0	0	0
268								0.5395	0.5395	0	0	0
269								0.6500	0.6500	0	0	0
270								0.6704	0.6704	0	0	0
271								0.7500	0.7500	0	0	0
272								0.6666	0.6666	0	0	0
273								0.6923	0.4358	0	0	0
274								0.6362	0.6362	0	0	0
275								0.6000	0.6000	0	0	0
276								0.8000	0.8000	0	0	0
277								0.6649	0.6649	0	0	0
278								0.7937	0.7937	0	0	0
279								0.7380	0.7380	0	0	0
280								0.8000	0.8000	0	0	0
281								0.8000	0.8000	0	0	0
282								0.8000	0.8000	0	0	0
283								0.8000	0.8000	0	0	0
284								0.7964	0.7494	0	0	0
285								0.6277	0.6277	0	0	0
286								0.5780	0.5780	0	0	0
287								0.5454	0.5454	0	0	0
288								0.7500	0.7500	0	0	0
289								0.6495	0.6495	0	0	0
290								0.6371	0.6371	0	0	0
291								0.6108	0.6108	0	0	0
292								0.7363	0.7363	0	0	0
293								0.2496	0.2496	0	0	0
294								0.7891	0.6558	0	0	0
295								0.5750	0.5750	0	0	0
296								0.7861	0.7861	0	0	0
297								0.7000	0.7000	0	0	0
298								0.6089	0.6089	0	0	0
299								0.7798	0.7798	0	0	0
300								0.8000	0.8000	0	0	0
301								0.6813	0.6813	0	0	0
302								0.8000	0.8000	0	0	0
303								0.6415	0.5478	0	0	0
304								0.7395	0.7395	0	0	0
305								0.5208	0.5208	0	0	0
306								0.7524	0.6941	0	0	0
307								0.7504	0.5280	0	0	0
308								0.8000	0.8000	0	0	0
309								0.5298	0.5298	0	0	0
310								0.7377	0.7377	0	0	0
311								0.6085	0.6085	0	0	0
312								0.7291	0.7291	0	0	0
313								0.7142	0.7142	0	0	0
314								0.7990	0.7000	0	0	0
315								0.8000	0.8000	0	0	0
316								0.3962	0.3962	0	0	0
317								0.7259	0.7259	0	0	0
318								0.5812	0.5812	0	0	0
319								0.7976	0.7976	0	0	0
320								0.7865	0.7865	0	0	0
321								0.5445	0.5445	0	0	0
322								0.7142	0.7142	0	0	0
323								0.5189	0.3297	0	0	0
324								0.6500	0.6500	0	0	0
325								0.7000	0.5531	0	0	0
326								0.8000	0.8000	0	0	0
327								0.6964	0.6964	0	0	0
328								0.5603	0.5603	0	0	0
329								0.5000	0.5000	0	0	0
330								0.8000	0.8000	0	0	0
331								0.7188	0.7188	0	0	0
332								0.6656	0.6656	0	0	0
333								0.7004	0.7004	0	0	0
334								0.5495	0.5495	0	0	0
335								0.7500	0.7500	0	0	0
336								0.7389	0.7389	0	0	0
337								0.8000	0.8000	0	0	0
338								0.4390	0.4390	0	0	0
339								0.6828	0.6828	0	0	0
340								0.3322	0.3322	0	0	0
341								0.7975	0.7975	0	0	0
342								0.6485	0.6485	0	0	0
343								0.7752	0.7752	0	0	0
344								0.6106	0.6106	0	0	0
345								0.6737	0.6737	0	0	0
346								0.6717	0.6717	0	0	0
347								0.6730	0.6730	0	0	0
348								0.6500	0.6500	0	0	0
349								0.6266	0.6266	0	0	0
350								0.7000	0.7000	0	0	0
351								0.6893	0.6893	0	0	0
352								0.3782	0.3782	0	0	0
353								0.8000	0.8000	0	0	0
354								0.6984	0.6984	0	0	0
355								0.6827	0.6827	0	0	0
356								0.5800	0.5800	0	0	0
357								0.7000	0.7000	0	0	0
358								0.8000	0.8000	0	0	0

	141	142	143	144	145	146	147	148	149	150
	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre- Modification Interest (Note) Rate
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181							20120919			0.0415
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201							20121029			0.036500
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358

	151	152	153	154	155	156	157	158	159	160
	Pre- Modification P&I Payment	Pre- Modification Initial Interest Rate Change Downward Cap	Pre- Modification Subsequent Interest Rate Cap	Pre- Modification Next Interest Rate Change Date	Pre- Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry
1										11
2										8
3										10
4										12
5										21
6										23
7										1.75
8										11
9										12
10										7.7
11										17
12										20
13										11
14										14.2
15										0
16										22
17										10
18										10
19										6
20										18
21										6
22										12
23										9
24										30
25										14
26										6
27										30
28										3.5
29										3.5
30										11
31										20
32										21
33										5
34										17
35										4
36										18
37										5
38										23
39										11
40										17
41										15
42										8
43										0
44										26
45										11
46										34
47										25
48										22
49										29
50										17
51										22
52										6
53										11
54										20
55										14
56										24
57										22
58										13
59										11
60										25
61										15
62										21
63										17
64										29
65										0
66										18
67										3.75
68										24
69										11
70										4
71										12
72										21
73										0
74										10
75										15
76										3
77										10
78										16
79										17
80										23
81										21
82										17
83										19
84										26
85										25
86										20
87										9.5
88										10
89										0
90										30.5
91										21
92										12
93										18
94										9.5
95										27
96										22
97										10
98										14
99										4
100										23
101										24
102										5
103										28
104										21
105										18
106										19
107										5
108										35
109										6
110										25
111										12
112										8
113										0
114										11
115										10
116										27
117										0
118										24
119										15
120										24
121										20
122										32
123										15
124										30
125										12
126										20
127										8
128										37
129										0
130										11.75
131										15
132										2
133										0
134										22
135										31
136										19
137										6
138										30
139										20
140										20
141										24
142										4
143										25
144										13
145										18
146										20
147										18
148										29
149										42
150										32
151										5
152										34
153										12
154										14
155										4
156										4
157										30
158										10
159										11
160										6
161										15
162										21
163										0
164										7
165										12
166										10
167										36
168										2
169										10
170										17
171										18
172										25
173										13
174										8
175										16.5
176										6
177										14
178										8
179										20
180										20
181	3733.27									10
182										20
183										3
184										16
185										16
186										21
187										20
188										3
189										10
190										23
191										22
192										17
193										38
194										14
195										10
196										15
197										17
198										10
199										5
200										2
201	4084.50									20
202										6
203										13
204										15
205										12
206										16
207										18
208										0
209										21
210										14
211										13
212										8
213										12
214										19
215										23
216										16
217										7
218										20
219										30
220										18
221										17
222										29
223										18
224										6.3
225										4.8
226										6.9
227										32
228										20
229										25
230										29
231										30
232										9
233										2
234										13
235										30
236										15
237										25
238										13
239										18
240										10
241										29
242										6
243										2
244										12
245										27
246										5
247										1
248										20
249										16
250										35
251										21
252										7
253										16
254										30
255										7
256										41
257										7
258										3.5
259										16
260										20
261										8
262										28
263										10
264										16
265										16
266										22
267										20
268										35
269										9
270										30
271										30
272										0
273										19
274										9
275										8.5
276										14
277										23
278										8
279										20
280										5
281										12
282										11
283										3.25
284										17
285										10
286										14
287										54
288										14
289										14
290										31
291										13
292										20
293										0
294										10
295										16
296										12
297										10
298										31
299										21
300										15
301										11.4
302										10
303										15
304										19
305										32
306										14
307										14
308										16
309										0
310										8.5
311										23
312										17
313										12
314										13.5
315										10
316										23
317										19
318										10
319										15
320										30
321										30
322										13
323										10
324										10.75
325										8
326										18
327										24
328										14
329										23
330										7
331										22
332										10
333										18
334										10
335										5.2
336										11.1
337										20
338										10
339										19
340										20
341										9
342										43
343										7
344										1.75
345										20
346										7
347										12
348										7
349										11
350										0.25
351										2
352										50
353										17
354										3.6
355										4
356										11
357										19
358										16

	161	162	163	164	165	166	167
	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)
1	7	0.00	20421001	10000.00	0.00	0.00	4777.08
2		0.00	20421101	22500.01	0.00	0.00	0.00
3		0.00	20421001	43750.00	0.00	0.00	0.00
4		0.00	20421101	22099.33	0.00	0.00	0.00
5		0.00	20421001	15448.00	0.00	0.00	0.00
6		0.00	20421001	17166.66	3789.20	0.00	0.00
7		0.00	20421001	21458.34	0.00	0.00	0.00
8	0	0.00	20420901	15000.00	21436.00	0.00	0.00
9	3.3	0.00	20420901	9359.00	0.00	0.00	0.00
10	0	0.00	20420901	11538.08	11665.00	0.00	0.00
11	12	0.00	20421101	14939.99	0.00	0.00	5590.87
12	0	22777.00	20420901	19236.00	4200.00	0.00	0.00
13	6.5	0.00	20420901	10417.00	6789.00	0.00	3429.00
14	11	0.00	20420701	15902.00	0.00	0.00	9969.00
15	0	0.00	20420901	0.00	0.00	0.00	0.00
16	0	0.00	20420901	22417.00	3333.00	0.00	0.00
17	10	0.00	20421001	19799.00	0.00	0.00	14386.00
18		0.00	20421001	2333.33	0.00	20307.00	0.00
19	6	0.00	20420901	11666.68	0.00	0.00	10572.92
20	20	0.00	20421001	32500.00	0.00	0.00	18167.00
21		0.00	20421001	0.00	0.00	24154.22	0.00
22	6	0.00	20420901	20833.34	0.00	0.00	0.00
23		0.00	20421001	44213.13	0.00	0.00	0.00
24		0.00	20421001	32798.30	0.00	0.00	0.00
25	18	0.00	20421001	11916.00	0.00	0.00	10904.64
26		0.00	20421001	99090.17	0.00	0.00	0.00
27		0.00	20421001	62477.21	0.00	0.00	0.00
28	17.5	0.00	20420901	11898.83	318.00	0.00	11785.91
29		0.00	20421001	17865.00	0.00	0.00	0.00
30	13	66400.00	20420801	16725.00	0.00	0.00	4085.70
31		0.00	20420701	28794.33	0.00	0.00	0.00
32		0.00	20421001	15833.33	2062.50	0.00	0.00
33		0.00	20421001	15000.00	3280.00	0.00	0.00
34		0.00	20421001	13585.56	0.00	0.00	0.00
35		0.00	20421001	15833.34	0.00	0.00	0.00
36		122564.00	20420901	12870.17	3573.58	0.00	0.00
37	3	0.00	20421001	13829.25	0.00	0.00	11812.98
38		0.00	20421001	19750.00	0.00	0.00	0.00
39	11.5	0.00	20421001	13411.21	0.00	0.00	8629.05
40	17	0.00	20420901	13310.55	0.00	0.00	12983.34
41	15	0.00	20421001	6406.00	0.00	0.00	7666.66
42	8	0.00	20420901	5040.00	0.00	0.00	2646.66
43		0.00	20420901	0.00	0.00	0.00	0.00
44		0.00	20421001	19583.00	0.00	0.00	0.00
45	22	0.00	20421001	0.00	0.00	6402.75	11788.70
46		200000.00	20421001	15567.04	0.00	0.00	0.00
47	7	0.00	20421001	13750.00	0.00	0.00	3428.92
48	9	0.00	20420901	18234.67	0.00	0.00	0.00
49	26.5	0.00	20420901	25561.35	0.00	0.00	12906.40
50		0.00	20421001	20152.02	0.00	0.00	0.00
51		0.00	20421001	14215.33	0.00	0.00	0.00
52	6	0.00	20421001	12264.21	0.00	0.00	701.00
53		0.00	20420901	18286.89	0.00	0.00	0.00
54		0.00	20421001	13239.00	0.00	0.00	0.00
55	10	0.00	20420901	21701.33	0.00	0.00	11390.00
56		0.00	20421001	13249.99	0.00	0.00	0.00
57	17	0.00	20421001	9645.17	0.00	0.00	8038.33
58	1.75	0.00	20421001	10900.00	0.00	0.00	11055.00
59	13	0.00	20421001	9176.05	0.00	0.00	13240.70
60	7	0.00	20420901	10833.00	0.00	0.00	12445.83
61	17	50000.00	20421001	18426.64	0.00	0.00	19373.01
62		0.00	20420701	20894.76	0.00	0.00
63	13	0.00	20420901	11666.68	0.00	0.00	7560.00
64	13	0.00	20420901	10250.00	0.00	0.00	7310.01
65	26	0.00	20421101	0.00	0.00	0.00	14166.66
66	16	0.00	20421001	12533.34	0.00	0.00	9291.66
67		0.00	20421001	18921.24	0.00	0.00	0.00
68		0.00	20421001	0.00	0.00	99709.12	0.00
69		0.00	20421001	17140.00	0.00	0.00	0.00
70	4	0.00	20421001	13000.00	0.00	0.00	3441.66
71		0.00	20421001	28956.29	0.00	0.00	0.00
72		177878.00	20421001	22938.33	0.00	0.00	0.00
73	14	0.00	20421101	0.00	0.00	0.00	20000.00
74	10	0.00	20421001	22500.00	0.00	0.00	17538.25
75	12	0.00	20421001	12500.00	0.00	0.00	3354.00
76	27	0.00	20421001	19389.00	0.00	0.00	4030.66
77		0.00	20421001	0.00	0.00	0.00	0.00
78		0.00	20420901	24473.33	0.00	0.00	0.00
79		0.00	20421001	25872.75	0.00	0.00	0.00
80	9	0.00	20420901	18108.00	0.00	0.00	45460.00
81	17.75	0.00	20421001	20502.25	0.00	0.00	7443.75
82		76065.00	20421001	0.00	0.00	14286.02	0.00
83	8	0.00	20421001	74075.63	0.00	0.00	2437.50
84		0.00	20421001	25000.00	7931.17	0.00	0.00
85		0.00	20421001	16239.60	0.00	0.00	0.00
86	6.5	0.00	20421001	0.00	0.00	0.00	26632.63
87	10	0.00	20421001	11633.33	0.00	0.00	14475.00
88	11	0.00	20421001	17997.51	0.00	0.00	8831.21
89		0.00	20421001	0.00	0.00	0.00	0.00
90		0.00	20421101	12018.94	0.00	0.00	0.00
91		0.00	20421001	15993.70	0.00	0.00	0.00
92		0.00	20421001	20205.18	0.00	0.00	0.00
93		63449.00	20421001	28134.50	0.00	0.00	0.00
94		0.00	20421001	32240.58	0.00	0.00	0.00
95		0.00	20421001	43333.33	0.00	0.00	0.00
96	5	0.00	20421001	9994.68	0.00	0.00	12916.88
97	10	0.00	20421001	11069.08	820.58	0.00	3592.82
98		0.00	20421101	18049.42	0.00	0.00	0.00
99		0.00	20420801	29166.67	0.00	0.00	0.00
100	19	0.00	20421001	19761.45	7337.42	0.00	0.00
101		0.00	20421001	32906.04	0.00	0.00	0.00
102		0.00	20421001	346304.00	0.00	0.00	0.00
103	5	0.00	20421001	19216.66	0.00	0.00	12208.34
104	12	0.00	20421001	11687.00	0.00	0.00	559.42
105		0.00	20421001	83825.34	0.00	0.00	0.00
106		0.00	20421001	21821.67	0.00	0.00	0.00
107		0.00	20421001	27263.00	0.00	0.00	0.00
108		0.00	20421001	187348.75	0.00	0.00	0.00
109		0.00	20421101	25000.00	13102.58	0.00	0.00
110		0.00	20421001	23333.31	0.00	0.00	0.00
111		0.00	20421001	13664.92	0.00	0.00	0.00
112	8	0.00	20421001	34944.00	0.00	0.00	9706.78
113		0.00	20421001	0.00	0.00	0.00	0.00
114	12	0.00	20421001	16362.96	0.00	0.00	0.00
115		0.00	20421001	7646.39	0.00	0.00	0.00
116	24	0.00	20421001	8655.22	0.00	0.00	6926.40
117		0.00	20421001	24550.00	0.00	0.00	0.00
118		0.00	20420901	10533.38	0.00	3339.70	0.00
119	16	0.00	20421001	10506.33	0.00	0.00	10505.83
120	15.75	0.00	20421001	6859.20	0.00	0.00	4959.62
121	10	0.00	20421001	15916.00	0.00	0.00	5822.33
122	15	0.00	20421001	11779.56	0.00	0.00	7985.04
123	15	0.00	20421001	16666.67	0.00	0.00	7968.78
124		0.00	20421001	16183.00	0.00	0.00	0.00
125		0.00	20421001	26550.00	0.00	0.00	0.00
126	30	0.00	20421001	11534.16	0.00	0.00	6990.18
127	15	0.00	20421001	8582.48	0.00	0.00	4721.10
128	37	0.00	20420901	15964.11	0.00	0.00	416.67
129		0.00	20421001	0.00	0.00	0.00	0.00
130		0.00	20421001	29521.00	0.00	0.00	0.00
131		0.00	20421001	9166.66	0.00	3631.12	0.00
132	37	0.00	20421001	2294.77	0.00	0.00	12990.00
133	11	0.00	20421001	0.00	0.00	0.00	17611.83
134	22	0.00	20421001	10815.12	0.00	0.00	4333.33
135		0.00	20421001	357179.55	0.00	0.00	0.00
136		0.00	20421001	20937.05	0.00	0.00	0.00
137	5	0.00	20421001	11131.00	0.00	0.00	11333.00
138		0.00	20421001	9250.09	0.00	0.00	0.00
139		0.00	20421001	29439.34	0.00	0.00	0.00
140		0.00	20421001	11967.11	0.00	0.00	0.00
141	20	0.00	20421001	13750.00	0.00	0.00	12790.83
142	25	0.00	20421101	14429.95	0.00	0.00	9833.26
143		0.00	20421001	19398.34	0.00	0.00	0.00
144		0.00	20421001	5231.00	0.00	18910.91	0.00
145		0.00	20420901	14917.50	0.00	0.00	0.00
146	2	0.00	20420801	86098.82	0.00	0.00	0.00
147		0.00	20420801	13898.00	0.00	0.00	0.00
148	23	0.00	20421001	13157.37	0.00	0.00	12755.60
149	7	0.00	20421001	8988.98	0.00	0.00	2575.00
150	7.5	0.00	20420901	6356.51	0.00	0.00	8756.80
151		0.00	20421001	9035.09	1324.93	0.00	0.00
152		0.00	20421001	50799.00	0.00	0.00	0.00
153	35	0.00	20421001	12781.20	0.00	0.00	11738.52
154		0.00	20421101	18001.00	0.00	0.00	0.00
155		0.00	20421101	11225.00	0.00	0.00	0.00
156	3	0.00	20420901	6153.69	0.00	0.00	7916.68
157		0.00	20421001	19074.00	0.00	0.00	0.00
158		0.00	20421001	54132.67	0.00	0.00	0.00
159		0.00	20421001	25000.00	0.00	0.00	0.00
160	6	0.00	20420701	37167.00	0.00	0.00	3339.00
161		0.00	20421001	19418.50	0.00	0.00	0.00
162		0.00	20421001	6000.00	20049.72	0.00	0.00
163	35	0.00	20421001	0.00	0.00	0.00	29166.67
164		0.00	20421001	25000.00	0.00	0.00	0.00
165		0.00	20420901	10700.00	500.00	0.00	0.00
166		0.00	20421001	18621.00	0.00	0.00	0.00
167	37	0.00	20421001	15029.00	0.00	0.00	33313.04
168		0.00	20421001	20486.50	0.00	0.00	0.00
169		0.00	20421001	16962.50	0.00	0.00	0.00
170		0.00	20421001	95910.83	0.00	0.00	0.00
171		0.00	20421001	36927.38	0.00	0.00	0.00
172	20	21560.00	20420901	42723.00	0.00	0.00	3720.00
173	5	0.00	20421001	3000.00	0.00	0.00	1365.00
174		0.00	20420901	11874.96	1410.29	0.00	0.00
175		0.00	20421001	10391.98	0.00	0.00	0.00
176	10	0.00	20420501	15000.54	0.00	0.00	13776.79
177	8	106600.00	20420501	10833.00	0.00	0.00	18750.00
178	0	0.00	20420601	0.00	0.00	0.00	0.00
179	20	0.00	20421001	141838.00	0.00	0.00	0.00
180	20	0.00	20421001	141838.00	0.00	0.00	0.00
181	13	0.00	20420801	11596.66	0.00	0.00	12687.50
182	12	0.00	20420701	9749.05	0.00	0.00	6759.00
183		200000.00	20420801	2972.00	0.00	0.00	0.00
184		0.00	20420801	30104.00	0.00	0.00	0.00
185	14	0.00	20420801	10000.00	0.00	0.00	6049.94
186		300000.00	20420901	0.00	0.00	0.00	0.00
187		0.00	20420801	30926.00	0.00	0.00	0.00
188		0.00	20420901	18750.00	0.00	0.00	0.00
189	13	0.00	20420801	0.00	0.00	0.00	0.00
190		0.00	20421001	0.00	0.00	0.00	0.00
191	12	0.00	20420901	20833.00	12518.00	0.00	4200.00
192		0.00	20421101	38107.00	0.00	0.00	0.00
193	36	0.00	20421101	0.00	0.00	0.00	0.00
194		0.00	20420801	14867.02	2114.08	0.00	0.00
195		0.00	20420901	14583.34	0.00	0.00	0.00
196	5	523132.30	20420901	0.00	0.00	0.00	0.00
197	25	100000.00	20321001	18033.34	0.00	0.00	15487.07
198	9	75000.00	20321001	38734.25	0.00	0.00	0.00
199		0.00	20421001	0.00	0.00	0.00	0.00
200	7	0.00	20421101	19561.00	0.00	0.00	0.00
201		500000.00	20321001	0.00	0.00	0.00	0.00
202		0.00	20421001	33333.33	0.00	0.00	0.00
203		0.00	20321101	0.00	0.00	0.00	0.00
204		0.00	20321101	125000.00	0.00	0.00	0.00
205		0.00	20421101	0.00	0.00	0.00	0.00
206		0.00	20421001	0.00	0.00	0.00	0.00
207		0.00	20421001	0.00	0.00	0.00	0.00
208		0.00	20421001	0.00	0.00	0.00	0.00
209		225000.00	20421101	12648.58	0.00	0.00	0.00
210	12	0.00	20421001	0.00	0.00	0.00	0.00
211	13	0.00	20421001	19105.00	0.00	0.00	11214.00
212	30	262000.00	20421001	12500.00	0.00	5123.58	6640.00
213	20	0.00	20421001	17000.00	0.00	0.00	0.00
214	19	0.00	20421001	15105.52	0.00	0.00	14558.25
215		0.00	20421001	9313.20	0.00	0.00	0.00
216		0.00	20420801	27304.16	0.00	0.00	0.00
217	8	0.00	20420901	19550.00	0.00	0.00	7083.34
218	20	0.00	20420801	51077.70	0.00	0.00	0.00
219		0.00	20420801	14438.83	0.00	0.00
220	21	0.00	20421001	13535.60	0.00	0.00	7573.22
221	5.6	0.00	20420801	14407.00	3175.00	0.00	0.00
222	12.6	0.00	20421001	10138.00	0.00	0.00	2789.00
223	0	0.00	20421001	32120.00	0.00	0.00	0.00
224	10	0.00	20421001	20458.00	0.00	0.00	12500.00
225	1.5	0.00	20420801	6188.00	0.00	0.00	2607.00
226	0	0.00	20421001	20000.00	0.00	0.00	0.00
227		0.00	20421001	19131.70	0.00	0.00	0.00
228		0.00	20421001	10400.00	0.00	0.00	0.00
229		0.00	20421001	14525.01	0.00	0.00	0.00
230	18	0.00	20421101	11394.84	0.00	0.00	7476.17
231	8	0.00	20421101	10029.86	0.00	0.00	3983.40
232	8	0.00	20421101	16250.33	0.00	0.00	14166.95
233	2	0.00	20421001	0.00	0.00	0.00	23844.16
234		0.00	20421101	13749.99	0.00	0.00	0.00
235	2.75	0.00	20421101	13500.00	17192.09	0.00	0.00
236		0.00	20421101	13635.61	0.00	0.00	0.00
237		0.00	20421001	28636.34	0.00	0.00	0.00
238	15	0.00	20421101	9283.33	0.00	0.00	9333.33
239		0.00	20421101	30966.67	0.00	0.00	0.00
240		0.00	20421101	18907.83	0.00	0.00	0.00
241		0.00	20421101	9483.62	0.00	0.00	0.00
242		0.00	20421101	18790.35	0.00	0.00	0.00
243		0.00	20421101	19824.76	0.00	0.00	0.00
244	4	0.00	20420901	15981.67	0.00	0.00	784.92
245	20	508088.00	20420901	19792.63	0.00	0.00	17354.63
246	3	30000.00	20421001	10916.66	0.00	0.00	0.00
247		0.00	20421001	10894.84	0.00	0.00	0.00
248	3	0.00	20421101	12946.00	0.00	0.00	1473.00
249		0.00	20421101	26832.96	0.00	0.00	0.00
250		0.00	20421001	17748.61	0.00	0.00	0.00
251	15	0.00	20421101	5583.33	0.00	0.00	7689.29
252	15	0.00	20421001	14087.00	0.00	0.00	24376.00
253		0.00	20421101	16666.65	0.00	0.00	0.00
254	20	0.00	20421101	22000.00	0.00	0.00	0.00
255	8	0.00	20421001	7584.92	0.00	0.00	15100.91
256		0.00	20421001	13194.24	0.00	0.00	0.00
257		0.00	20421101	15358.24	0.00	0.00	0.00
258		0.00	20421001	26666.60	16435.39	0.00	0.00
259	10	0.00	20421001	12317.07	0.00	0.00	23169.18
260	5	0.00	20421001	15116.87	0.00	0.00	0.00
261	13	0.00	20421101	12741.58	0.00	0.00	20993.86
262		0.00	20421101	11264.33	0.00	10193.13	0.00
263		0.00	20421001	36390.20	0.00	0.00	0.00
264	18	0.00	20421101	25453.81	0.00	0.00	13174.76
265	10	0.00	20421001	15000.00	0.00	0.00	11736.12
266		0.00	20421101	150335.22	0.00	0.00	0.00
267	12	0.00	20421001	6883.13	0.00	0.00	5006.40
268	35	0.00	20421001	0.00	0.00	0.00	18970.75
269		0.00	20421101	114521.49	0.00	0.00	0.00
270		0.00	20421101	10000.00	0.00	5851.00	0.00
271		0.00	20420901	79660.67	0.00	0.00	0.00
272		0.00	20421001	1017.00	0.00	0.00	0.00
273	19	35000.00	20420901	22401.34	0.00	0.00	15398.67
274	13	0.00	20421001	15059.52	0.00	0.00	0.00
275		0.00	20420901	10260.65	0.00	12556.76	0.00
276	3.5	0.00	20420901	10682.65	0.00	0.00	3426.30
277		0.00	20421001	11540.00	0.00	0.00	0.00
278		0.00	20421101	9234.84	0.00	0.00	0.00
279		0.00	20421001	25000.00	12029.00	0.00	0.00
280	5	0.00	20421001	12500.00	0.00	0.00	5000.00
281	10	0.00	20421101	30698.95	0.00	0.00	9153.84
282		0.00	20421101	35981.37	0.00	0.00	0.00
283		0.00	20421101	16666.68	0.00	0.00	0.00
284		40000.00	20421001	21256.26	0.00	0.00	0.00
285	21	0.00	20421101	4440.00	0.00	0.00	8491.66
286		0.00	20421001	18440.21	4096.71	0.00	0.00
287		0.00	20421001	57060.25	0.00	0.00	0.00
288		0.00	20421101	18317.50	0.00	0.00	0.00
289		0.00	20421101	57000.00	0.00	0.00	0.00
290	18	0.00	20421101	44987.83	0.00	0.00	0.00
291	8	0.00	20421101	10861.50	0.00	0.00	14025.00
292		0.00	20421101	16398.93	0.00	0.00	0.00
293		0.00	20421001	1831.42	0.00	0.00	5448.83
294		0.00	20421101	30767.92	0.00	0.00	0.00
295	16	0.00	20421001	16864.45	0.00	0.00	4500.00
296	9	0.00	20421101	12120.22	1000.00	0.00	9825.07
297	9	0.00	20421101	21866.65	0.00	0.00	2401.00
298		0.00	20421101	14512.51	0.00	0.00	822.16
299	18	0.00	20421101	16849.03	0.00	0.00	6450.82
300	9	0.00	20421101	8578.09	0.00	0.00	9204.00
301	0	0.00	20421001	18336.00	0.00	0.00	0.00
302	10	0.00	20421001	13239.58	0.00	0.00	11417.00
303		150000.00	20421001	47556.26	0.00	0.00	0.00
304		0.00	20421101	8995.60	831.75	0.00	0.00
305		0.00	20421001	18923.37	0.00	0.00	0.00
306	10	31567.00	20421101	16308.75	0.00	0.00	13333.33
307	20	400000.00	20421101	12220.17	1766.00	0.00	13425.00
308		0.00	20421101	13592.00	0.00	21537.83	0.00
309		0.00	20421001	8959.35	0.00	0.00	696.90
310	7	0.00	20421101	16666.68	0.00	0.00	9166.67
311		0.00	20421101	90648.25	0.00	0.00	0.00
312	23	0.00	20421101	10962.00	0.00	0.00	16305.47
313	12	0.00	20421101	24278.91	0.00	0.00	0.00
314		92571.00	20421001	16574.75	0.00	0.00	0.00
315	10	0.00	20421001	5416.66	0.00	0.00	10379.20
316		0.00	20421101	13804.16	0.00	0.00	0.00
317		0.00	20421101	22875.12	0.00	0.00	0.00
318		0.00	20421101	84120.88	0.00	0.00	0.00
319		0.00	20421101	17916.67	0.00	0.00	0.00
320	13	0.00	20421101	13750.00	0.00	0.00	20725.19
321		0.00	20421101	28333.34	0.00	0.00	0.00
322		0.00	20421101	13463.77	4639.04	0.00	0.00
323	7	250000.00	20421001	10571.62	0.00	0.00	5425.61
324	9.75	0.00	20421001	25228.56	0.00	0.00	11194.20
325	8	345000.00	20421001	24136.29	0.00	0.00	10200.00
326		0.00	20421101	35256.41	33852.33	0.00	0.00
327		0.00	20421101	31250.00	0.00	0.00	0.00
328		0.00	20421101	17560.00	0.00	0.00	0.00
329		0.00	20421101	15930.55	0.00	0.00	0.00
330	2	0.00	20421001	23337.00	0.00	0.00	10037.03
331	0	0.00	20420701	31277.00	0.00	0.00	0.00
332	0	0.00	20421001	20191.00	6250.00	0.00	0.00
333	20	0.00	20421001	17800.00	0.00	0.00	0.00
334	10	0.00	20421001	26460.00	0.00	0.00	19818.00
335	0	0.00	20421001	7917.00	0.00	35421.00	0.00
336	0	0.00	20421001	19450.00	0.00	0.00	0.00
337		0.00	20421101	15801.33	0.00	0.00	0.00
338	5.5	0.00	20421001	7535.00	0.00	0.00	25481.99
339		0.00	20421101	3593.89	7998.56	2857.92	0.00
340		0.00	20421101	5000.00	0.00	3398.00	0.00
341	9	0.00	20421001	10714.58	0.00	0.00	9455.00
342		0.00	20421001	77583.00	0.00	0.00	0.00
343		0.00	20421101	52928.48	0.00	0.00	0.00
344	3	0.00	20421101	9542.50	0.00	0.00	0.00
345	7	0.00	20421101	17500.00	584.50	0.00	0.00
346		0.00	20421101	16666.67	0.00	0.00	0.00
347		0.00	20421101	37500.01	0.00	0.00	0.00
348		0.00	20421001	16666.00	0.00	0.00	0.00
349		0.00	20421101	20927.05	0.00	0.00	0.00
350		0.00	20421101	24673.59	0.00	0.00	0.00
351		0.00	20421001	2112.70	0.00	0.00	0.00
352	0	0.00	20421001	22333.00	0.00	0.00	0.00
353	0	0.00	20421001	12025.00	7668.00	0.00	0.00
354	0	0.00	20421001	15833.00	0.00	0.00	0.00
355	0	0.00	20421001	16033.33	0.00	0.00	0.00
356	8.5	0.00	20321001	16250.00	0.00	0.00	7222.00
357	17	0.00	20421101	0.00	0.00	0.00	0.00
358	11	0.00	20421001	2774.00	14697.50	0.00	10833.33

	168	169	170	171	172
	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0.00	0.00	Full	Two Years	Two Months
2	0.00	0.00	Full	Two Years	Two Months
3	0.00	0.00	Full	Two Years	Two Months
4	0.00	0.00	Full	Two Years	Two Months
5	0.00	0.00	Full	Two Years	Two Months
6	0.00	0.00	Full	Two Years	Two Months
7	0.00	0.00	Full	Two Years	Two Months
8	0.00	0.00	Full	Two Years	Two Months
9	0.00	0.00	Full	Two Years	Two Months
10	0.00	0.00	Full	Two Years	Two Months
11	0.00	0.00	Full	Two Years	Two Months
12	0.00	0.00	Full	Two Years	Two Months
13	0.00	0.00	Full	Two Years	Two Months
14	0.00	0.00	Full	Two Years	Two Months
15	0.00	0.00	Full	Two Years	Two Months
16	0.00	0.00	Full	Two Years	Two Months
17	0.00	0.00	Full	Two Years	Two Months
18	0.00	0.00	Full	Two Years	Two Months
19	0.00	0.00	Full	Two Years	Two Months
20	0.00	0.00	Full	Two Years	Two Months
21	0.00	0.00	Full	Two Years	Two Months
22	0.00	0.00	Full	Two Years	Two Months
23	0.00	0.00	Full	Two Years	Two Months
24	0.00	0.00	Full	Two Years	Two Months
25	0.00	0.00	Full	Two Years	Two Months
26	0.00	0.00	Full	Two Years	Two Months
27	0.00	0.00	Full	Two Years	Two Months
28	0.00	0.00	Full	Two Years	Two Months
29	0.00	0.00	Full	Two Years	Two Months
30	0.00	0.00	Full	Two Years	Two Months
31	0.00	0.00	Full	Two Years	Two Months
32	0.00	0.00	Full	Two Years	Two Months
33	0.00	0.00	Full	Two Years	Two Months
34	0.00	0.00	Full	Two Years	Two Months
35	0.00	0.00	Full	Two Years	Two Months
36	0.00	0.00	Full	Two Years	Two Months
37	0.00	0.00	Full	Two Years	Two Months
38	0.00	0.00	Full	Two Years	Two Months
39	0.00	0.00	Full	Two Years	Two Months
40	0.00	0.00	Full	Two Years	Two Months
41	0.00	0.00	Full	Two Years	Two Months
42	0.00	0.00	Full	Two Years	Two Months
43	0.00	0.00	Full	Two Years	Two Months
44	0.00	0.00	Full	Two Years	Two Months
45	0.00	0.00	Full	Two Years	Two Months
46	0.00	0.00	Full	Two Years	Two Months
47	0.00	0.00	Full	Two Years	Two Months
48	0.00	0.00	Full	Two Years	Two Months
49	0.00	0.00	Full	Two Years	Two Months
50	0.00	0.00	Full	Two Years	Two Months
51	0.00	0.00	Full	Two Years	Two Months
52	0.00	0.00	Full	Two Years	Two Months
53	0.00	0.00	Full	Two Years	Two Months
54	0.00	0.00	Full	Two Years	Two Months
55	0.00	0.00	Full	Two Years	Two Months
56	0.00	0.00	Full	Two Years	Two Months
57	0.00	0.00	Full	Two Years	Two Months
58	0.00	0.00	Full	Two Years	Two Months
59	0.00	0.00	Full	Two Years	Two Months
60	0.00	0.00	Full	Two Years	Two Months
61	0.00	0.00	Full	Two Years	Two Months
62			Full	Two Years	Two Months
63	0.00	0.00	Full	Two Years	Two Months
64	0.00	0.00	Full	Two Years	Two Months
65	0.00	0.00	Full	Two Years	Two Months
66	0.00	0.00	Full	Two Years	Two Months
67	0.00	0.00	Full	Two Years	Two Months
68	0.00	0.00	Full	Two Years	Two Months
69	0.00	0.00	Full	Two Years	Two Months
70	0.00	0.00	Full	Two Years	Two Months
71	0.00	0.00	Full	Two Years	Two Months
72	0.00	0.00	Full	Two Years	Two Months
73	0.00	0.00	Full	Two Years	Two Months
74	0.00	0.00	Full	Two Years	Two Months
75	0.00	0.00	Full	Two Years	Two Months
76	0.00	0.00	Full	Two Years	Two Months
77	0.00	0.00	Full	Two Years	Two Months
78	0.00	0.00	Full	Two Years	Two Months
79	0.00	0.00	Full	Two Years	Two Months
80	0.00	0.00	Full	Two Years	Two Months
81	0.00	0.00	Full	Two Years	Two Months
82	0.00	0.00	Full	Two Years	Two Months
83	0.00	0.00	Full	Two Years	Two Months
84	0.00	0.00	Full	Two Years	Two Months
85	0.00	0.00	Full	Two Years	Two Months
86	0.00	0.00	Full	Two Years	Two Months
87	0.00	0.00	Full	Two Years	Two Months
88	0.00	0.00	Full	Two Years	Two Months
89	0.00	0.00	Full	Two Years	Two Months
90	0.00	0.00	Full	Two Years	Two Months
91	0.00	0.00	Full	Two Years	Two Months
92	0.00	0.00	Full	Two Years	Two Months
93	0.00	0.00	Full	Two Years	Two Months
94	0.00	0.00	Full	Two Years	Two Months
95	0.00	0.00	Full	Two Years	Two Months
96	0.00	0.00	Full	Two Years	Two Months
97	0.00	0.00	Full	Two Years	Two Months
98	0.00	0.00	Full	Two Years	Two Months
99	0.00	0.00	Full	Two Years	Two Months
100	0.00	0.00	Full	Two Years	Two Months
101	0.00	0.00	Full	Two Years	Two Months
102	0.00	0.00	Full	Two Years	Two Months
103	0.00	0.00	Full	Two Years	Two Months
104	0.00	0.00	Full	Two Years	Two Months
105	0.00	0.00	Full	Two Years	Two Months
106	0.00	0.00	Full	Two Years	Two Months
107	0.00	0.00	Full	Two Years	Two Months
108	0.00	0.00	Full	Two Years	Two Months
109	0.00	0.00	Full	Two Years	Two Months
110	0.00	0.00	Full	Two Years	Two Months
111	0.00	0.00	Full	Two Years	Two Months
112	0.00	0.00	Full	Two Years	Two Months
113	0.00	0.00	Full	Two Years	Two Months
114	0.00	0.00	Full	Two Years	Two Months
115	0.00	0.00	Full	Two Years	Two Months
116	0.00	0.00	Full	Two Years	Two Months
117	0.00	0.00	Full	Two Years	Two Months
118	0.00	0.00	Full	Two Years	Two Months
119	0.00	0.00	Full	Two Years	Two Months
120	0.00	0.00	Full	Two Years	Two Months
121	0.00	0.00	Full	Two Years	Two Months
122	0.00	0.00	Full	Two Years	Two Months
123	0.00	0.00	Full	Two Years	Two Months
124	0.00	0.00	Full	Two Years	Two Months
125	0.00	0.00	Full	Two Years	Two Months
126	0.00	0.00	Full	Two Years	Two Months
127	0.00	0.00	Full	Two Years	Two Months
128	0.00	0.00	Full	Two Years	Two Months
129	0.00	0.00	Full	Two Years	Two Months
130	0.00	0.00	Full	Two Years	Two Months
131	0.00	0.00	Full	Two Years	Two Months
132	0.00	0.00	Full	Two Years	Two Months
133	0.00	0.00	Full	Two Years	Two Months
134	0.00	0.00	Full	Two Years	Two Months
135	0.00	0.00	Full	Two Years	Two Months
136	0.00	0.00	Full	Two Years	Two Months
137	0.00	0.00	Full	Two Years	Two Months
138	0.00	0.00	Full	Two Years	Two Months
139	0.00	0.00	Full	Two Years	Two Months
140	0.00	0.00	Full	Two Years	Two Months
141	0.00	0.00	Full	Two Years	Two Months
142	0.00	0.00	Full	Two Years	Two Months
143	0.00	0.00	Full	Two Years	Two Months
144	0.00	0.00	Full	Two Years	Two Months
145	0.00	0.00	Full	Two Years	Two Months
146	0.00	0.00	Full	Two Years	Two Months
147	0.00	0.00	Full	Two Years	Two Months
148	0.00	0.00	Full	Two Years	Two Months
149	0.00	0.00	Full	Two Years	Two Months
150	0.00	0.00	Full	Two Years	Two Months
151	0.00	0.00	Full	Two Years	Two Months
152	0.00	0.00	Full	Two Years	Two Months
153	0.00	0.00	Full	Two Years	Two Months
154	0.00	0.00	Full	Two Years	Two Months
155	0.00	0.00	Full	Two Years	Two Months
156	0.00	0.00	Full	Two Years	Two Months
157	0.00	0.00	Full	Two Years	Two Months
158	0.00	0.00	Full	Two Years	Two Months
159	0.00	0.00	Full	Two Years	Two Months
160	0.00	0.00	Full	Two Years	Two Months
161	0.00	0.00	Full	Two Years	Two Months
162	0.00	0.00	Full	Two Years	Two Months
163	0.00	0.00	Full	Two Years	Two Months
164	0.00	0.00	Full	Two Years	Two Months
165	0.00	0.00	Full	Two Years	Two Months
166	0.00	0.00	Full	Two Years	Two Months
167	0.00	0.00	Full	Two Years	Two Months
168	0.00	0.00	Full	Two Years	Two Months
169	0.00	0.00	Full	Two Years	Two Months
170	0.00	0.00	Full	Two Years	Two Months
171	0.00	0.00	Full	Two Years	Two Months
172	0.00	0.00	Full	Two Years	Two Months
173	0.00	0.00	Full	Two Years	One Month
174	0.00	0.00	Full	Two Years	Two Months
175	0.00	0.00	Full	Two Years	Two Months
176	0.00	0.00	Full	Two Years	Two Months
177	0.00	0.00	Full	Two Years	One Month
178	0.00	0.00	Full	Two Years	Two Months
179	0.00	0.00	Full	Two Years	Two Months
180	0.00	0.00	Full	Two Years	Two Months
181	0.00	0.00	Full	Two Years	One Month
182	0.00	0.00	Full	Two Years	Two Months
183	0.00	0.00	Full	Two Years	One Month
184	0.00	0.00	Full	Two Years	Two Months
185	0.00	0.00	Full	Two Years	Two Months
186	0.00	0.00	Full	Two Years	Two Months
187	0.00	0.00	Full	Two Years	Two Months
188	0.00	0.00	Full	Two Years	Two Months
189	0.00	0.00	Full	Two Years	Two Months
190	0.00	0.00	Full	Two Years	Two Months
191	0.00	0.00	Full	Two Years	Two Months
192	0.00	0.00	Full	Two Years	Two Months
193	0.00	0.00	Full	Two Years	Two Months
194	0.00	0.00	Full	Two Years	Two Months
195	0.00	0.00	Full	Two Years	Two Months
196	0.00	0.00	Full	Two Years	Two Months
197	0.00	0.00	Full	Two Years	Two Months
198	0.00	0.00	Full	Two Years	Two Months
199	0.00	0.00	Full	Two Years	Two Months
200	0.00	0.00	Full	Two Years	Two Months
201	0.00	0.00	Full	Two Years	Two Months
202	0.00	0.00	Full	Two Years	Two Months
203	0.00	0.00	Full	Two Years	Two Months
204	0.00	0.00	Full	Two Years	Two Months
205	0.00	0.00	Full	Two Years	Two Months
206	0.00	0.00	Full	Two Years	Two Months
207	0.00	0.00	Full	Two Years	Two Months
208	0.00	0.00	Full	Two Years	Two Months
209	0.00	0.00	Full	Two Years	Two Months
210	0.00	0.00	Full	Two Years	Two Months
211	0.00	0.00	Full	Two Years	Two Months
212	0.00	0.00	Full	Two Years	Two Months
213	0.00	0.00	Full	Two Years	Two Months
214	0.00	0.00	Full	Two Years	Two Months
215	0.00	0.00	Full	Two Years	Two Months
216	0.00	0.00	Full	Two Years	Two Months
217	0.00	0.00	Full	Two Years	Two Months
218	0.00	0.00	Full	Two Years	Two Months
219			Full	Two Years	Two Months
220	0.00	0.00	Full	Two Years	Two Months
221	0.00	0.00	Full	Two Years	Two Months
222	0.00	0.00	Full	Two Years	Two Months
223	0.00	0.00	Full	Two Years	Two Months
224	0.00	0.00	Full	Two Years	Two Months
225	0.00	0.00	Full	Two Years	Two Months
226	0.00	0.00	Full	Two Years	Two Months
227	0.00	0.00	Full	Two Years	Two Months
228	0.00	0.00	Full	Two Years	Two Months
229	0.00	0.00	Full	Two Years	Two Months
230	0.00	0.00	Full	Two Years	Two Months
231	0.00	0.00	Full	Two Years	Two Months
232	0.00	0.00	Full	Two Years	Two Months
233	0.00	0.00	Full	Two Years	Two Months
234	0.00	0.00	Full	Two Years	Two Months
235	0.00	0.00	Full	Two Years	Two Months
236	0.00	0.00	Full	Two Years	Two Months
237	0.00	0.00	Full	Two Years	Two Months
238	0.00	0.00	Full	Two Years	Two Months
239	0.00	0.00	Full	Two Years	Two Months
240	0.00	0.00	Full	Two Years	Two Months
241	0.00	0.00	Full	Two Years	Two Months
242	0.00	0.00	Full	Two Years	Two Months
243	0.00	0.00	Full	Two Years	Two Months
244	0.00	0.00	Full	Two Years	Two Months
245	0.00	0.00	Full	Two Years	Two Months
246	0.00	0.00	Full	Two Years	Two Months
247	0.00	0.00	Full	Two Years	Two Months
248	0.00	0.00	Full	Two Years	Two Months
249	0.00	0.00	Full	Two Years	Two Months
250	0.00	0.00	Full	Two Years	Two Months
251	0.00	0.00	Full	Two Years	Two Months
252	0.00	0.00	Full	Two Years	Two Months
253	0.00	0.00	Full	Two Years	Two Months
254	0.00	0.00	Full	Two Years	Two Months
255	0.00	0.00	Full	Two Years	Two Months
256	0.00	0.00	Full	Two Years	Two Months
257	0.00	0.00	Full	Two Years	Two Months
258	0.00	0.00	Full	Two Years	Two Months
259	0.00	0.00	Full	Two Years	Two Months
260	0.00	0.00	Full	Two Years	Two Months
261	0.00	0.00	Full	Two Years	Two Months
262	0.00	0.00	Full	Two Years	Two Months
263	0.00	0.00	Full	Two Years	Two Months
264	0.00	0.00	Full	Two Years	Two Months
265	0.00	0.00	Full	Two Years	Two Months
266	0.00	0.00	Full	Two Years	Two Months
267	0.00	0.00	Full	Two Years	Two Months
268	0.00	0.00	Full	Two Years	Two Months
269	0.00	0.00	Full	Two Years	Two Months
270	0.00	0.00	Full	Two Years	Two Months
271	0.00	0.00	Full	Two Years	Two Months
272	0.00	0.00	Full	Two Years	Two Months
273	0.00	0.00	Full	Two Years	Two Months
274	0.00	0.00	Full	Two Years	Two Months
275	0.00	0.00	Full	Two Years	Two Months
276	0.00	0.00	Full	Two Years	Two Months
277	0.00	0.00	Full	Two Years	Two Months
278	0.00	0.00	Full	Two Years	Two Months
279	0.00	0.00	Full	Two Years	Two Months
280	0.00	0.00	Full	Two Years	Two Months
281	0.00	0.00	Full	Two Years	Two Months
282	0.00	0.00	Full	Two Years	Two Months
283	0.00	0.00	Full	Two Years	Two Months
284	0.00	0.00	Full	Two Years	Two Months
285	0.00	0.00	Full	Two Years	Two Months
286	0.00	0.00	Full	Two Years	Two Months
287	0.00	0.00	Full	Two Years	Two Months
288	0.00	0.00	Full	Two Years	Two Months
289	0.00	0.00	Full	Two Years	Two Months
290	0.00	0.00	Full	Two Years	Two Months
291	0.00	0.00	Full	Two Years	One Month
292	0.00	0.00	Full	Two Years	Two Months
293	0.00	0.00	Full	Two Years	Two Months
294	0.00	0.00	Full	Two Years	Two Months
295	0.00	0.00	Full	Two Years	Two Months
296	0.00	0.00	Full	Two Years	Two Months
297	0.00	0.00	Full	Two Years	Two Months
298	0.00	0.00	Full	Two Years	Two Months
299	0.00	0.00	Full	Two Years	Two Months
300	0.00	0.00	Full	Two Years	Two Months
301	0.00	0.00	Full	Two Years	Two Months
302	0.00	0.00	Full	Two Years	Two Months
303	0.00	0.00	Full	Two Years	Two Months
304	0.00	0.00	Full	Two Years	Two Months
305	0.00	0.00	Full	Two Years	Two Months
306	0.00	0.00	Full	Two Years	Two Months
307	0.00	0.00	Full	Two Years	Two Months
308	0.00	0.00	Full	Two Years	Two Months
309	0.00	0.00	Full	Two Years	Two Months
310	0.00	0.00	Full	Two Years	Two Months
311	0.00	0.00	Full	Two Years	Two Months
312	0.00	0.00	Full	Two Years	Two Months
313	0.00	0.00	Full	Two Years	Two Months
314	0.00	0.00	Full	Two Years	Two Months
315	0.00	0.00	Full	Two Years	Two Months
316	0.00	0.00	Full	Two Years	Two Months
317	0.00	0.00	Full	Two Years	Two Months
318	0.00	0.00	Full	Two Years	Two Months
319	0.00	0.00	Full	Two Years	Two Months
320	0.00	0.00	Full	Two Years	Two Months
321	0.00	0.00	Full	Two Years	Two Months
322	0.00	0.00	Full	Two Years	Two Months
323	0.00	0.00	Full	Two Years	Two Months
324	0.00	0.00	Full	Two Years	Two Months
325	0.00	0.00	Full	Two Years	Two Months
326	0.00	0.00	Full	Two Years	Two Months
327	0.00	0.00	Full	Two Years	Two Months
328	0.00	0.00	Full	Two Years	Two Months
329	0.00	0.00	Full	Two Years	Two Months
330	0.00	0.00	Full	Two Years	Two Months
331	0.00	0.00	Full	Two Years	Two Months
332	0.00	0.00	Full	Two Years	Two Months
333	0.00	0.00	Full	Two Years	Two Months
334	0.00	0.00	Full	Two Years	Two Months
335	0.00	0.00	Full	Two Years	Two Months
336	0.00	0.00	Full	Two Years	Two Months
337	0.00	0.00	Full	Two Years	Two Months
338	0.00	0.00	Full	Two Years	Two Months
339	0.00	0.00	Full	Two Years	Two Months
340	0.00	0.00	Full	Two Years	Two Months
341	0.00	0.00	Full	Two Years	Two Months
342	0.00	0.00	Full	Two Years	Two Months
343	0.00	0.00	Full	Two Years	Two Months
344	0.00	0.00	Full	Two Years	Two Months
345	0.00	0.00	Full	Two Years	Two Months
346	0.00	0.00	Full	Two Years	Two Months
347	0.00	0.00	Full	Two Years	Two Months
348	0.00	0.00	Full	Two Years	Two Months
349	0.00	0.00	Full	Two Years	Two Months
350	0.00	0.00	Full	Two Years	Two Months
351	0.00	0.00	Full	Two Years	Two Months
352	0.00	0.00	Full	Two Years	Two Months
353	0.00	0.00	Full	Two Years	Two Months
354	0.00	0.00	Full	Two Years	Two Months
355	0.00	0.00	Full	Two Years	Two Months
356	0.00	0.00	Full	Two Years	Two Months
357	0.00	0.00	Full	Two Years	Two Months
358	0.00	0.00	Full	Two Years	Two Months

MERSID	Organization
1000200	PHH
1001770	Cornerstone
1002338	First Republic
1008498	Flagstar Bank, F.S.B.
1001105	Fremont Bank
1000536	Prime Lending
1000383	RRAC/Cenlar
1000324	Shore Financial Services, Inc.
9999996	WL Bradley
9999999	Other

ASF RMBS DISCLOSURE PACKAG

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable